Risk management section	12 Months Ended
Dec. 31, 2017
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Risk management section

2.2.1 Risk management section

ING Group Risk Management

As a global financial institution with a strong European base, offering banking services, ING is exposed to a variety of risks. ING operates through a comprehensive risk management framework and integrates risk management in its daily business activities and strategic planning. This ensures the identification, measurement and control of risks at all levels of the organisation so that ING Group’s financial strength is safeguarded. Taking measured risks is the core of ING’s business.

Risk management supports the Executive Board in formulating the risk appetite, strategies, policies, limits and provides a review, oversight and support function throughout ING on risk-related items. The main financial risks ING is exposed to are credit risk (including transfer risk), market risk (including interest rate, equity, real estate, credit spread, and foreign exchange risks), funding & liquidity risk and business risk. Furthermore, ING is also exposed to non-financial risks, e.g. operational and compliance risks. The ING Group Chief Risk Officer (CRO) is also the CRO of ING Bank. Therefore, he is responsible for the day-to-day Risk Management of the Group and the Bank. The way ING manages these risks on a day-to-day basis is described in this Risk Management section. The ‘Risk management’ section in the Integrated Annual Report is an integral part of the audited consolidated annual accounts.

The Risk Management section describes the key risks that arise from ING’s business model. It explains how the risk management function is embedded within the organisation based on the ‘three lines of defence’. The key risks resulting from the bank’s business model are managed by dedicated and specific risk management departments that each covers its own area of expertise. The risk management disclosures provide qualitative and quantitative disclosures about credit, market, liquidity and funding, business and non-financial risks.

The risk management section is in line with the accounting standards relating to the nature and the extent of the risks as required by IFRS7 ‘Financial Instruments: Disclosures’ as adopted by the European Union and covered by an opinion of the External Auditor as part of the notes to the consolidated financial statements. Disclosures in accordance to Part Eight of the CRR and CRD IV, and as required by the supervisory authority, are published in our ‘Additional Pillar III Report’, which can be found on our corporate website ing.com.

Purpose and business model

The purpose of ING’s risk management function is to support the ambition of ING to be the primary bank for our customers, empowering the business through an integrated, state of the art, enterprise-wide risk management platform. The following principles support this purpose:

•	The risk management function is embedded in all levels of ING’s organisation and is part of the daily business activities and strategic planning to have a sustainable competitive advantage;

•	Products and portfolios are structured, underwritten, priced, approved and managed properly and compliance with internal and external rules is monitored;

•	Delegated authorities are consistent with the overall bank strategy and risk appetite; and

•	Transparent communication to internal and external stakeholders on risk management.

Risk governance

Effective risk management requires a firm-wide risk governance. ING’s risk and control structure is based on the ‘three lines of defence’ governance model, whereby each line has a specific role and defined responsibilities in such a way that the execution of tasks is separated from the control of the same tasks. At the same time, they have to work closely together to identify, assess and mitigate risks. This governance framework ensures that risk is managed in line with the risk appetite as approved by the Management Board Banking (MBB), the EB and the SB, and is cascaded throughout ING. The MBB is composed of the Executive Board of ING Group and the managers of the business lines.

The head of ING’s line of business and their delegates form the first line of defence and have primary accountability for the performance, operations, compliance and effective control of risks affecting their respective businesses. They originate loans, deposits and other products within applicable frameworks and limits, they know our customers well and are well-positioned to act in both the customers’ and ING’s best interest. The COO is responsible and accountable for proper security and controls on both local and global applications and IT-platforms servicing the bank.

The second line of defence consists of oversight functions with a major role for the risk management organisation headed by the Chief Risk Officer (CRO), who has ultimate responsibility. Risk Management at the corporate level is responsible for (i) the development of overall policies and guidance, (ii) objectively challenge the execution, management and control processes and (iii) coordinate the reporting of risks and controls by the first line of defence. It also has an escalation/veto power in relation to business activities that are judged to present unacceptable risks to ING.

The internal audit function forms the third line of defence. It provides an on-going independent (i.e. outside of the businesses and the risk organisation) and objective assessment of the effectiveness of internal controls of the first two lines, including financial and non-financial risk management

The graph below illustrates the different key senior management level committees in place in the risk governance structure.

Board level risk oversight

ING has a two-tier board structure consisting of a management board (Executive Board (EB) for ING Group and Management Board Banking (MBB) for ING Bank) and the Supervisory Board (SB); both tiers play an important role in managing and monitoring the risk management framework.

•	The SB is responsible for supervising the policy of the EB and the MBB, the general course of affairs of ING Group, ING Bank and its business (including its financial policies and corporate structure). For risk management purposes the SB is advised by two of its sub-committees:

•	The Audit Committee, which assists the SB in monitoring the integrity of the financial statements of ING Group and ING Bank, in monitoring the compliance with legal and regulatory requirements, and in monitoring the independence and performance of ING’s internal and external auditors; and

•	The Risk Committee, which assists and advises the SB in monitoring the risk profile and approving the risk limits of the company as well as the structure and operation of the internal risk management and control systems.

•	The EB is responsible for managing risks associated with all activities of ING Group, whereas the MBB is responsible for managing risks associated with all activities of ING Bank. The EB and MBB responsibilities include ensuring that internal risk management and control systems are effective and that ING Group and ING Bank comply with relevant legislation and regulations. On a regular basis, the EB and MBB report on these issues and discusses the internal risk management and control systems with the SB. On a quarterly basis, the EB and MBB report on the ING’s risk profile versus its risk appetite to the Risk Committee, explaining changes in the risk profile.

As a member of the EB and the MBB, the CRO ensures that risk management issues are heard and discussed at the highest level, thus establishing the appropriate tone at the top. The CRO steers a functional, independent risk organisation both at head-office and business-unit levels, which supports the commercial departments in their decision-making, but at the same time has sufficient countervailing power to keep the agreed risk profile within the risk tolerance. Every quarter, the CRO reports to the SB committees on ING’s risk appetite levels and on ING’s risk profile. In addition, the CRO briefs the SB committees on developments in internal and external risk related issues and ensures the SB committees understand specific risk concepts.

As part of the integration of risk management into the annual strategic planning process, the MBB annually issues a Planning Letter which provides the corporate strategic direction and addresses key risk issues. Based on the Planning Letter, the business lines and business units develop their business plans which align with the bank’s strategic direction. The process includes a qualitative and quantitative assessment of the risks involved. As part of the process, strategic limits and risk appetite levels are explicitly discussed. Based on the business plans, the MBB formulates the Strategic Plan which is submitted to the SB for approval.

Executive level

The key risk committees described below act within the overall risk policy and delegated authorities granted by the MBB:

•	Global Credit & Trading Policy Committee (GCTP) discusses and approves policies, methodologies and procedures related to credit, trading, country and reputation (Environmental and social risk or ESR) risks. The GCTP meets on a monthly basis. In addition, the Credit & Trading Risk Policy Committee (CTRC) is the highest level body, with the exception of ING Global Credit & Trading Policy Committee (GCTP) and the Management Board Banking, authorised to discuss and approve policies, methodologies and procedures related to Credit Risk;

•	Global Credit Committee – Transaction Approval (GCC(TA)) discusses and approves transactions which entail taking credit risk (including investment risk), country, legal and ESR risk. The GCC(TA) meets twice a week;

•	Asset and Liability Committee Bank (ALCO Bank) discusses and approves on a monthly basis the overall risk profile of all ING Bank’s balance sheet and capital management risks that occur as part of its activities. ALCO Bank defines the policy regarding funding, liquidity, interest rate mismatch and solvency for ING; and

•	Non-Financial Risk Committee Bank (NFRC Bank) is accountable for the design and maintenance of the Non-Financial Risk Management Framework including Operational Risk Management, Compliance and Legal policies, minimum standards, procedures and guidelines; the NFRC structure; development of tools, methods and key parameters (incl. major changes) for risk identification, measurement and monitoring/ reporting. The minimum frequency of the NFRC Bank is at least quarterly.

The Finance and Risk Committee (F&RC) is a platform for the CRO and the Chief Financial Officer (CFO), along with their respective direct reports, to coordinate issues that relate to both the finance and risk domains. On reporting level, F&RC has the responsibility to coordinate finance and risk decisions that have an impact on internal and/or external reporting. This includes advising on and reviewing of issues that impact the financial condition of ING.

Regional and business unit level

The CRO is supported by regional and/or business unit CROs focussing on specific risks in the geographical and/or business areas of their responsibilities. ING’s regional and/or business unit management have primary responsibility for the management of risks (credit, market, funding and liquidity, operational and compliance risks) that arise in their daily operations. They are accountable for the implementation and execution of appropriate risk frameworks affecting their businesses to ensure compliance with procedures and processes at corporate level. The implementation is adapted if necessary to local requirements.

The local (regional and BU) CRO is responsible for the analysis, control and management of risks across the whole value chain (from front to back office), based on which a robust control structure is maintained.

Risk management function

Organisational structure

Over the past years, banks have been faced with regulatory and public pressure with regard to their risk management policies, processes and systems. New requirements and regulations have been introduced and implemented. To be able to effectively address these internal and external (market and regulatory) developments and challenges, ING started to redesign the set-up of its risk-management organisation in 2015. The purpose of this redesign is to better support the Bank’s Think Forward strategy and enhance the interconnection between the risk oversight responsibilities in the business units on one hand, and the global risk functions on the other hand.

As announced in 2016, ING is accelerating its Think Forward strategy. Therefore, ING has introduced a number of initiatives to enhance the customer experience, further grow primary customers and lending, and increase efficiency. For Risk, it has initiated a Target Operating Model (TOM) programme to enable further convergence of our operations, which resulted in the establishment of a new risk organisation as of 1 March 2017.

In line with this TOM, the new global Risk function has a two-tier governance structure. This new structure has resulted in a reshuffle of the tasks carried out by Risk Management, both at Tier 1 and Tier 2 level. Some of the activities have been transferred from the second to the first Line of Defence (i.e. operational risks) and also some responsibilities have shifted between Tier 1 and Tier 2 (i.e. more responsibility at Tier 1 for Tier 1 risk issues). The risk officer in Tier 1 focuses more on risk management within the local unit and in Tier 2 the focus is on setting policies and on monitoring the work in Tier 1 (i.e. more responsibility in managing its own risk issues, and determining and putting in place adequate controls).

Tier 1 level consists of regional and/or business unit CROs. These CROs bear direct responsibility for risk (mitigating) decisions in the respective area of responsibility, and report directly to ING’s CRO and to the head of their regional area and business unit. This dual reporting system aims to ensure that the local risk management function is independent from the operating functions and that it is aligned with the corporate risk policies and goals.

Tier 2 level compromises of corporate risk departments headed by General Managers directly reporting to the CRO. The corporate risk departments support the CRO to set the risk appetite, develop corporate policies, rules and global procedures, and manage the risk infrastructure. It is composed of 4 main departments which are Financial Risk, Non-Financial Risk, Model Risk Management and the Risk COO. The purpose of Financial Risk (FR) is to set the risk strategy across the organisation to control the financial risk and financial-related regulatory risk, while Non-Financial Risk (NFR) focuses on operational and compliance risks. Model Risk Management is responsible for policy setting in the domain of model risk, validating regulatory and non-regulatory models. The last department is the Risk COO which operates as a Shared Service Centre for the global risk community. Furthermore, the General Managers and the CRO are responsible for the harmonisation and standardisation of risk management practices.

In addition, the CRO has one staff department in place:

•	Risk & Capital Integration (R&CI) reports functionally to the CRO and is responsible for overarching risk topics such as risk appetite, disclosures, recovery and resolution planning and stress testing. Also, R&CI is involved in capital and balance sheet planning, and managing the ICAAP (Internal Capital Adequacy Assessment Process). Until end 2017, Risk and Capital Integration had a double reporting line, functionally to the CRO and hierarchically to the Head of Capital Management. As of 1 January 2018 the double reporting line has been changed into a single reporting line to the CRO.

The organisation chart below illustrates the reporting lines in 2017 for the risk organisation:

Risk policies, procedures and standards

ING has a framework of risk management policies, procedures and minimum standards in place to create consistency throughout the organisation, and to define requirements that are binding to all business units. The goal of the governance framework of the local business units is to align with ING’s framework and to meet local (regulatory) requirements. Senior management is responsible to ensure policies, procedures and standards are implemented and adhered to. Policies, procedures and standards are regularly reviewed and updated via the relevant risk committees to reflect changes in markets, products and practices.

Risk model governance and validation

Risk models are built according to internal risk modelling methodology standards and model life cycle, in line with regulatory requirements. After thorough review and documentation of the model by Model Development (MD) and Model Risk Management (MRM) departments, specific model risk committees for each risk type approve new models. After approval by the specific risk committee, and where necessary the regulator, a new risk model is implemented and approved for use. In addition, MRM validates each model on a regular basis. Validation results and its capital impact are reported on a quarterly basis to senior management, the risk committee and to the supervisor.

An independent MRM department is one of the cornerstones of ING’s risk model governance. It consists of the process of determining that a model is appropriate for its intended use. It is an on-going process whereby the reliability of the model is verified at different stages during its lifecycle: at conception, before approval, periodically after implementation, and when significant changes to the model are made. The validation process contains a mix of developmental evidence, process verification and outcome analysis.

The MRM department independently reviews the performance of ING’s risk models. In addition to (i) evaluating the underlying model parameters, (ii) ensuring continued applicability of the models for the relevant portfolios, and (iii) discussing the model performance with front office and risk users of the models, MRM also (iv) tests the observed performance of a model (and its components) with the predicted level. Where the observed results deviate from the predicted results becomes a candidate for either re-calibration or redevelopment.

Risk culture

The risk management framework based on the three lines of defence governance model is effective when a sound and consistent risk culture is present throughout the whole organisation. The reputation and integrity of ING’s organisation are considered key requirements to operate successfully in the financial world. It promotes awareness of collectively shared values, ideas and goals but also of potential threats and it ensures alignment of individual performance objectives with the short- and long-term strategy. ING believes that embedding the risk culture and awareness in the organisation leads to effective risk management. ING therefore aims to make risk responsibilities transparent within the different levels of the organisation and hold every employee accountable for his/her acts.

Commonly seen as norms and traditions of behaviour of individuals and of groups within an organisation, risk culture determines the way in which employees identify, understand, discuss, and act on the risks the organisation is confronted with and the risks it takes. This is a continuous long-term commitment and journey. In this respect, The Orange Code has been set as a declaration of who we are. It describes what we can expect from each other when we turn up to work each day. It is a set of standards that we collectively value, strive to live up to, and invite others to measure us by.

The Orange Code is the sum of two parts, the ING Values and ING Behaviours, with integrity being an important principle. The ING Values (being honest, prudent and responsible) are designed to be non-negotiable promises we make to the world, principles we seek to stick to, no matter what. The ING Behaviours (take it on and make it happen, help others to be successful, and be always a step ahead) represent our way to differentiate ourselves. The Orange Code is embedded in commitments we make to each other and the standards by which we will measure each other’s performance.

To support the embedding of risk culture into business practices, ING has initiated different programmes and issued several guidelines. Risk awareness is to be alert to potential threats that can occur during day-to-day business, which can be specific to the sector, the region or the clients ING is doing business with. Part of the training curriculum to increase risk awareness is the Promoting Integrity Programme (PIP), which is a long-term, global, educational and behavioural change programme supported by the EB and MBB for all ING employees. With the programme, ING aims to gain a sound risk culture and to ensure that every employee in every part of the organisation understands how his/her actions and behaviour can help earn and retain customer and stakeholder trust. Recently, additional modules with current topics, were added to the programme, among others on integrity and cybersecurity. To enhance risk awareness, these topics are discussed between managers and employees through dialogue sessions that managers organise within their teams to create clear and consistent understanding. The endorsement from the executive level and the emphasis in the communication strengthen the culture.

In the Netherlands, employees of all financial institutions – and that includes ING – are required to take the Banker’s Oath. This legal requirement came into force on 1 April 2015 as part of the joint approach from all banks, known as ‘Future-oriented Banking’. With the introduction of such social regulation, the revision of the Dutch Banking Code and the implementation of a banker’s oath (with the associated rules of conduct and disciplinary law), the banks want to show to society what they stand for and what they can be held accountable for, both as individual banks and the banking sector as a whole.

Lastly, ING aims to align its remuneration policy with its risk profile and the interests of all stakeholders. For more information on ING’s compensation and benefits policies and its relation to the risk taken, please refer to the “Capital Requirements Regulation (CRR) Remuneration disclosure” published on the corporate website ing.com. https://www.ing.com/About-us/Annual-reporting-suite.htm

Risk cycle process

ING uses a step-by-step risk management approach to monitor, mitigate and manage its financial and non-financial risks. The approach consists of a cycle of five recurrent activities: risk identification, risk assessment, risk control, risk monitoring and risk reporting. In short, this implies: determine what the risks are, assess which of those risks can really do harm, take mitigating measures to control these risks, monitor the development of the risk and if measures taken are effective and report the findings to management at all relevant levels to enable them to take action when needed.

The recurrence is twofold. One: identification, assessment and review, and update of mitigating measures are done periodically. Two: the periodical monitoring exercise may indicate emerging risks, known risks are changing, assessed risk levels are changing, or control measures are not effective enough. Further analyses of these findings may result in renewed and more frequent risk identification, and/or assessment, and/or change of mitigating measures.

Risk identification

Risk identification is a joint effort of the commercial business and the risk management functions. Its goal is to detect potential new risks and determine changes in known risks. Regular risk identification is essential for both the effectiveness and efficiency of risk management. Potential risks that are not identified, will not be controlled and monitored and may lead to surprises later. Known risks may have changed over time and as a consequence the existing mitigating measures and monitoring may be inadequate or obsolete.

Risk identification is performed periodically. In case of material internal or external change, additional ad-hoc risk identification can be performed.

Risk assessment and control

Each identified risk is assessed to determine the importance, or risk level, of the risk for the ING entity in scope. This enables the entity to decide which of the identified risks need control measures and how strict or tolerant these measures must be. Known risks are reassessed to either confirm the risk level or detect change.

The importance of a risk is assessed based on the likelihood the risk materialises and the subsequent financial or reputational impact should the risk occur. Unlikely risks with a potentially high impact need to be controlled. For a risk that is likely to happen regularly, but is expected to have a modest financial impact, business management may decide to not mitigate and accept the consequences when it happens.

Risks can be controlled by mitigating measures that either lower the likelihood the risk occurs, or measures that lower the impact when they occur. The ultimate measure to lower risk is to stop the activity or service that causes the risk (risk avoidance). Risk controlling/mitigating measures are defined and maintained at both bank wide and local level.

Monitoring and reporting

By monitoring the risk control measures, ING checks if they are executed, complied with, have the expected mitigating effects and follow the development of the risks and their risk levels. Risk reporting provides senior and local management with information they need to manage risk.

Risk Appetite Framework

ING uses an integrated risk management approach for its banking activities. The uses the Risk Appetite Framework (RAF) to set both boundaries for the Medium Term Plan (MTP) budget process and to monitor and manage the actual risk profile in relation to the risk appetite.

Process

The RAF is focused on setting the risk appetite at the consolidated level and across the different risk categories, and provides the principles for cascading this risk appetite down into the organisation. The RAF is approved by the SB on an annual basis, or more frequently if necessary based on their quarterly review in the EB and the MBB and in the SB. It is therefore essentially a top-down process, which bases itself on the ambition of the bank in terms of its risk profile and is a function of the capital and liquidity levels and ambitions, the regulatory environment and the economic context. The process is set up according to the following steps:

Step 1. Identify & assess ING’s key risks

Setting the RAF starts with a multi-dimensional step to identify and assess the risks ING is facing when executing its strategy. This step includes the following actions that are performed on an annual basis:

•	detect unidentified risks that are not yet controlled within ING’s risk management function & assess their potential impact;

•	benchmark current risk framework versus regulatory developments;

•	re-assess known risks to confirm risk level or detect potential changes; and

•	reflect on the current set of Risk Appetite Statements.

This annual risk assessment serves as input when defining the global risk appetite which – in line with its business model and risk ambition – is currently formulated as follows: ING has the ambition to be and remain a strong bank, resilient to possible adverse events on a standalone basis and able to address such developments based on its own strengths and resources.

To be able to execute the strategy, ING has formulated the following risk and capital targets:

•	have a rating strong enough to support the execution of ING’s Funding & Capital issuance plan;

•	be able to restore the capital and liquidity position following a stress situation on its own strength;

•	be in a position to meet current and forthcoming regulatory requirements and targets; and

•	have a risk profile that compares favourably to its main banking peers.

Step 2. Set Risk Appetite Framework

Based on ING’s risk assessment and risk ambition, specific targets are set for both financial and non-financial risks:

Financial risk

For financial risks, ING expresses its risk appetite as a tolerance allowed to key ratios deviating from their target levels. Therefore, the high level risk ambition is translated into quantitative targets for solvency risk, funding & liquidity risk and for concentration risk.

The solvency risk appetite is closely aligned with capital management activities and policies. ING has determined tolerances for its risk-weighted solvency position (CET1 ratio), for non-risk-weighted solvency (leverage ratio), for a more economic value based solvency (economic capital utilisation expressed via the Overall Supervisory Review and Evaluation Process (SREP) Capital Requirement) and for a separate forward-looking risk appetite for earnings variability (earnings at risk). The CET1 ratio and leverage solvency risk appetite statements as well as profitability statement are not only compared to the actual reported level, but also include the potential impact of a standardised and pre-determined 1-in-10-year stress event (i.e. at a 90% confidence level with a 1-year horizon). Based on this mild stress scenario, the impact on ING’s earnings, revaluation reserve and risk-weighted assets (RWA) is calculated (these are labelled earnings-at-risk, revaluation reserve-at-risk and RWA-at-risk). In addition, the impact on economic value is calculated where a more severe stress scenario for the economic capital is adhered to. These stressed figures are used as input for a two-year simulation which depicts the developments of ING’s solvency level versus its risk appetite.

Funding and liquidity risk management has two dimensions: liquidity risk management focuses on having a sufficient buffer to cope with the short-term situation, funding risk management ensures long-term compliance with both internal and external targets. Managing funding and liquidity risk focuses both on ‘business as usual’ (based on the run-off profile to show the stickiness of deposits combined with the run-off of assets without new production) and on a stressed situation. In the stressed situation, we use for liquidity risk the time to survive under a specific scenario, while for funding risk we focus on having a stable funding profile.

The concentration risk appetite set at the consolidated level are directly translated into corresponding limits in the underlying risk appetite statements for profitability risk, credit risk, market risk and funding & liquidity risk. Further details may be found in the dedicated sections (credit risk, market risk and funding & liquidity risk).

The business risk appetite statement is focusing on earnings stability and diversification, as avoiding to put all eggs in one basket reduces the risk that volumes and/or margins will suddenly drop due to unexpected changes in the business environment for certain markets and products. ING has determined for its business risk a geographical segmentation statement through the business mix and a total income classification statement (based on a minimum of Fee and Commission Income).

Non-financial risk

For non-financial risks, levels are set according to what ING is willing to tolerate in pursuit of the strategic objectives of the bank, to ensure that the organisation’s actual risk exposure is commensurate with its strategic objectives and that exposure moving beyond the tolerance risk levels is timely identified and acted upon.

ING measures and monitors its exposure to non-financial risk on an ongoing basis by assessing risks, analysing scenarios and mitigating actions as a result of audit and risk assessment findings. The aggregation of the assessed risk levels is expressed in an expected loss figure on non-financial risk, which is compared to the tolerance levels as captured in the NFR Risk Appetite Statements (RAS) based on a percentage of the MTP-income. Furthermore, reported actual losses per financial reporting year and weighted overdue percentages for audit & risk assessment findings must be below a certain threshold. The overall non-financial risk levels and tolerance breaches are periodically reported through the Non-Financial Risk Dashboard (NFRD). The NFRD provides an overview of key risks within the non-financial risk areas on a quarterly basis. Changes in capital are monitored and reported in the NFRD as well. In case risk events cause ING to move towards or beyond the tolerance level, management is required to undertake action.

On compliance risk, ING aims to meet its obligations, to adhere to the spirit as well as to the letter of applicable laws and regulation, ING policies and minimum standards, the values and behaviours as defined in the Orange Code, and to act upon identified compliance breaches swiftly and diligently.

Step 3. Cascade into statements per risk type and business unit

Risk appetite is translated per risk type, which is further cascaded down into the organisation to the lowest level. Risk appetite statements are then translated into dedicated underlying risk limits which are used for day-to-day monitoring and management of ING’s risks.

For financial risks, a sequence of different risk appetite frameworks is implemented to address the most significant risks. This implies that a whole framework of credit risk limits is in place that monitors the overall quality of ING’s credit portfolio and all underlying portfolios. In addition, specific concentration risk appetites are defined on product level, geographic level and (single name) counterparty level which are cascaded down into the organisation. The risk appetite for the trading book activities within Financial Markets is accompanied by a risk appetite framework for market risks in the banking books. For both types of market risk, limits at ING level are translated into the organisation. The funding & liquidity risk appetite statements that are defined on ING level are translated into the organisation, taking the funding & liquidity specific situation of each (solo) unit into account. Risk appetite for non-financial risk is cascaded to the divisions and business units through a set of quantitative and qualitative statements. The risk appetite at ING level is applicable to all divisions and business units. The suite of risk appetite statements serves as input for the MTP process as well as for the establishment of key performance indicators and targets for senior management.

Step 4. Monitor and manage underlying risk limits

In order to verify that it remains within the risk appetite framework as it is executing its budget, ING reports its risk positions vis-à-vis its limits on a regular basis towards senior management committees. The Risk and Capital Management Report reflecting the exposure of ING against the risk appetite targets is submitted quarterly, after discussion by F&RC, to the EB and the MBB and to the (Risk Committee of the) SB.

Stress testing

Stress testing is an important risk management tool that provides input for strategic decisions and capital planning. The purpose of stress testing is to assess the impact of plausible but severe stress scenarios on ING’s capital and liquidity position. Stress test provides insights in the vulnerabilities of certain portfolios, with regards to adverse macroeconomic circumstances, stressed financial markets and changes in the (geo)political climate.

Types of stress tests

Within ING, different types of stress tests are performed. The most comprehensive type of stress tests are the firm-wide scenario analyses, which involve setting scenario assumptions for all the relevant macroeconomic and financial market variables in all countries relevant to ING. These assumptions usually follow a qualitative narrative that provides background to the scenario. In addition to firm-wide scenario analyses, ING executes scenario analyses for a specific country or portfolio. Furthermore, sensitivity analyses are performed, which focus on stressing one or more risk drivers; usually without an underlying scenario narrative. The 1-in-10-year stress scenario used in the risk appetite framework is an example of a sensitivity analysis. Finally, ING performs reverse stress tests, which aim to determine scenarios that could lead to a pre-defined severe adverse outcome.

Process

The stress testing process of ING consists of several stages, which are summarised in the diagram below.

Step 1. Risk assessment & scenario selection

ING formally determines its main risks on an annual basis through the execution of a so called risk assessment. Senior management, business representatives and risk specialists are involved in this process which covers risks in the macroeconomic circumstances, political and regulatory developments as well as portfolio specific risks. Based on the risk assessment, scenarios are selected to be evaluated in the remainder of the year The results of the risk assessment and scenario selection are discussed and endorsed in the Stress Testing Steering Committee (STSC). All stakeholders are represented in the STSC, such as representatives of the different Corporate Risk departments, Capital Management, Finance and the Global Research organisation. The STSC submits the results of the risk assessment and scenario selection to the F&RC for discussion and advice.

Step 2. Scenario parameter setting

After determination of the high level scenarios, further elaboration of them is necessary. Scope, assumptions and input parameters such as GDP growth, unemployment rates, interest rates and real estate price changes are defined for the countries involved in the exercise. The parameters are discussed in the STSC and subsequently in the F&RC.

Step 3. Data processing & proposal mitigating actions

When the scenario parameters have been finalised, the impact of the scenario on the solvency and liquidity position is determined. Based on the scenario values for the relevant macro-economic and financial market variables, the impact on amongst others P&L, revaluation reserves, RWA and liquidity buffers are calculated. These outcomes are subsequently used to calculate the evolution of relevant solvency and liquidity ratios, such as the common equity Tier-1 (CET1) capital ratio, the leverage ratio and the net liquidity position.

As for the previous steps, the calculated impacts of the scenario are first discussed and endorsed in the STSC followed by the BF&RC. Depending on the outcomes of the stress test and the likelihood of the scenario, mitigating actions may be proposed. Approval of these mitigating actions takes place in the EB and the MBB.

Step 4. Execution of mitigating actions

After the EB and MBB has approved the mitigating actions, they need to be executed. Mitigating actions may include, but are not limited to, sales or transfers of assets, reductions of risk limits, intensification of our contacts with regulators or other authorities.

Methodology

For the calculation of the impact of the scenarios detailed and comprehensive models are used. In these models, statistical analysis is combined with expert opinion to make sure that the results adequately reflect the scenario assumptions. The methodologies are granular and portfolio-specific and use different macro-economic and market variables as input variables. The stress testing models are subject to a thorough review by the Model Validation department.

Economic and Regulatory Capital

Economic Capital (EC) and Regulatory Capital (RC) are the main sources of capital allocation within ING. Both of these capital metrics are used to determine the amount of capital that a transaction or business unit requires to support the economic and regulatory-based risks it faces. The concept of EC differs from RC in the sense that RC is the mandatory amount of capital that is defined under Pillar I while EC is the best estimate of Pillar II capital that ING uses internally to manage its own risk. EC is a non-accounting measure that is inherently subject to dynamic changes and updated as a result of ING’s portfolio mix and general market developments. ING continuously recalibrates the underlying assumptions behind its economic capital model which may have an impact on the values of EC going forward.

EC is defined as the amount of capital that a transaction or business unit requires in order to support the economic risks it takes. EC is focusing on the bank activities within ING Bank consolidated and therefore only available per that scope. In general, EC is measured as the unexpected loss above the expected loss at a given confidence level. This economic capital definition is in line with the net market value (or surplus) definition. The EC calculation is used as part of the CRR/CRD IV Pillar II Internal Capital Adequacy Assessment Process (ICAAP) and the Supervisory Review and Evaluation Process (SREP) that is performed regularly by the supervisor.

The following fundamental principles and definitions have been established for the model:

•	ING Bank uses a one-sided confidence level of 99.95% and a one-year time horizon to calculate EC;

•	It is assumed that all currently known measurable sources of risk are included;

•	The best estimate risk assumptions are as objective as possible and based on thorough statistical analysis.;

•	The EC calculations reflect known embedded options and the influence of customer behaviour in banking products;

•	The EC calculations are on a before tax basis and do not consider the effect of regulatory requirements on capital levels; and

•	The framework does not include any franchise value of the business, discretionary management intervention or future business volumes and margins.

Regulatory environment

After the turmoil in the financial markets and the subsequent need for governments to provide aid to financial institutions, financial institutions have been under more scrutiny from the public, supervisors and regulators. This has resulted in more stringent regulations intended to avoid future crises in the financial system and taxpayers’ aid in the future.

Basel III revisions, CRR/CRD IV and upcoming regulations

On 23 November 2016, the European Commission published legislative proposals to amend and supplement certain provisions of the Capital Requirements Directive (CRD), the Capital Requirements Regulation (CRR), the Bank Recovery and Resolution Directive (BRRD) and the Single Resolution Mechanism Regulation (the SRM Regulation). The proposals are wide-ranging and may have significant effects on ING, including with regard to the total loss absorbing capacity (TLAC) or the minimum requirement own funds and eligible liabilities (MREL) it must maintain. On 25 October 2017, it was announced that the European Parliament, the Council and the Commission agreed on elements of the review of the BRRD, CRR and CRD proposed in November 2016. The first consolidated CRR text with the amendments to the initial Commission’s Proposal has been shared with the delegations. This shows that the Council discussions are progressing quickly reaching agreement on most of the topics.

In December 2017, the Basel III revisions were formally announced by the Basel Committee on Banking Supervision (BCBS). These new prudential rules for banks consist of a revision to the standardised approach to credit risk, the introduction of a capital floor based on standardised approaches, the use of internal models, limitation of options for modelling operating risks, and new rules for the establishment of risk-weighted items and unused credit lines at the banks. ING believes it is good that there is now more clarity. With a long implementation phase and the transposition into EU regulation still pending, some question marks remain on how this will shape up. We will meet the final requirements and as before we will continue executing our strategy for our clients and delivering growth at good returns.

Principles for Effective Risk Data Aggregation and Risk Reporting

In January 2013, the BCBS published Principles for Effective Risk Data Aggregation and Risk Reporting (also known as BCBS239). BCBS239 consists of fourteen principles to strengthen a bank’s risk data aggregation and risk reporting practices. Collectively implementing these principles will enhance risk management and decision-making processes at banks. Banks indicated as G-SIBs, including ING, were required to implement the principles by 2016.

The implementation by our dedicated teams has covered all key BCBS239 principles, resulting in improvements across the data management and reporting chain. By incorporating the BCBS239 principles in ING’s internal control Framework, the principles have become a key driver of ING’s data aggregation and risk reporting practices. Also in today’s continuously changing environment, ING will ensure that key risk data aggregation and reporting practices remain aligned with the BCBS239 principles.

Targeted Review of Internal Models

In order to make capital levels more comparable and to reduce variability in banks’ internal models, the European Central Bank (ECB) introduced the Targeted Review of Internal Models (TRIM) in June 2017 to assess reliability and comparability between banks’ models. The TRIM aims to create a level playing field by harmonising the regulatory guidance around internal models, and the ultimate goal is to restore trust in the use of internal models by European banks. The operating consequences of the TRIM exercise have been significant. The TRIM is expected to finalise in 2019, and could impact ING through more stringent regulation on internal models.

Top and emerging risks

The risks listed below are defined as material existing and emerging risks that may have a potentially significant impact on our financial position or our business model. They may have a material impact on the reputation of the company, introduce volatility in future results of operations or impact ING’s medium and long-term strategy including the ability to pay dividends, maintain appropriate levels of capital or meet capital and leverage ratio targets. An emerging risk is defined as a risk that has the potential to have a significant negative effect on our performance, but currently difficult to quantify the impact on the organisation than for other risk factors that are not identified as emerging risks.

The topics have emerged either as part of the annual Risk Assessment that is performed as part of the Stress Testing Framework or from the Risk Appetite Framework. The sequence in which the risks are presented below is not indicative of their likelihood of occurrence or the potential magnitude of their financial consequences.

During 2017, several changes were made to our top and emerging risks. The top risks in 2017 are still related to the Brexit decision, cybercrime and persistent low interest rates. Also, ‘Climate change risk’ remains an emerging risk, reflecting the impact a deterioration of the climate may have for the financial position and/or reputation of ING.

Macroeconomic developments

The economic environment further improved in 2017 marked by strong growth in the United States and a robust recovery in the eurozone. However, the outcome of Brexit, persistent low interest rates and geopolitical risks are sources of uncertainty.

The sustained low interest rate environment in Europe, where central banks held their rates at very low and even negative levels in some countries, negatively impacted short-term as well as long-term market rates. The typical interest rate position at ING is that the duration of the assets is slightly higher than the duration of the liabilities. Given this mismatch, decreasing interest rates are under normal circumstances favourable for the interest income of ING: liabilities reprice more quickly than assets, and therefore the average interest rates paid on liabilities should adapt more quickly to lower market interest rates.

However, given the current unusual situation with persistent low interest rates, ING intensified the management of its interest-rate risk exposure and successfully increased the Net Interest Margin (NIM) on its lending and customer deposits in 2017. On mortgages, the prepayment incentive for clients is at a relatively high level because of the difference between the rates of the existing mortgage portfolio and the prevailing low market rates. On savings, NII and NIM remained stable, while room for further reduction of client rates on savings deposits is almost absent.

Last year’s decision of the United Kingdom to leave the European Union (‘Brexit’) remains a major political and economic event that continues to effect sentiment. Economic growth in the UK has slowed against a background of continued uncertainty about the future relationship with the European Union, and increased volatility is present due to the uncertainty of a soft or hard Brexit outcome. Although ING has activities in the UK through the Wholesale Banking (WB) business line, no material asset quality deterioration following the Brexit decision has taken place.

Another element which can affect the real economy and gives rise to geopolitical risk is the instability in international relationships. In this perspective, ING continued to carefully monitor international developments. In addition, rising populism due to increasing social inequality, polarisation and unemployment is seen as a material geopolitical risk. As a consequence of the rising populism in the eurozone, a euro breakup is considered as a potential adverse event.

Cybercrime

Cybercrime remains a continuous threat to companies in general and to financial institutions specifically. Both the frequency and the intensity of attacks increase on a global scale. Threats from Distributed Denial of Service (DDoS), targeted attacks (also called Advanced Persistent Threats) and Ransomware have intensified worldwide. ING builds on its cybercrime resilience through its dedicated Cyber Crime Expertise and Response Team, further enhancing the control environment to protect, detect and respond to e-banking fraud, DDoS and targeted attacks. Additional controls continue to be embedded in the organisation as part of the overall internal control framework and are continuously re-assessed against existing and new threats.

ING also works on strengthening its global cybercrime resilience including strong collaboration against cybercrime with the financial industry, law enforcement authorities, government (e.g. National Cyber Security Center) and Internet Service Providers (ISPs).

Climate change risk

The climate is changing and this is an unparalleled challenge to our world. The causes and the solutions to these challenges are complex, but we realise that it is attributed directly or indirectly to human activity that alters the composition of the global atmosphere, in addition to natural climate variability. As a financial institution, we too have a responsibility and it may ultimately affect our results if our customers are affected.

In general, ING has an impact on the environment and society directly through the consumption of natural resources and its relationship with stakeholders, and indirectly through our financing. Therefore, climate change as a risk continues to intensify, looking at the public, regulatory and political concerns around its integration into the financial sector’s operations and strategy.

We can play a role in trying to find solutions. We have been climate neutral since 2007, adapting the organisation to the new world and taking effective measures to mitigate our impacts. We are aware that our greatest impact however, is through our financing portfolio. In addition to investing billions of euros in wind farms, solar energy and geothermal power production to support the energy transition, ING will not only stop providing lending services to new coal-fired power plants or coal mines but will also accelerate the reduction of financing to thermal-coal power generation to close to zero by 2025.

Credit risk

Introduction

Credit risk is the risk of loss from the default and/or credit rating deterioration of clients. Credit risks arise in ING’s lending, financial markets and investment activities. The credit risk section provides information on how ING measures, monitors and manages credit risk and gives an insight into the portfolio from a credit risk perspective.

Governance

Credit risk is a Tier 1 risk function within ING and is part of the second line of defence. It is managed within the CRO organisation by regional and/or business unit CROs focussing on specific risks in the geographical and/or business areas of their responsibilities. These are the CRO Wholesale Banking (WB), CRO Challengers & Growth Markets (C&G), CRO Netherlands and CRO Belgium. The Financial Risk department is a Tier 2 function, which ensures oversight at a consolidated level and is responsible for risk appetite setting, risk frameworks, model development and policies.

ING’s credit risk strategy is to maintain an internationally diversified loan and bond portfolio, avoiding large risk concentrations. The emphasis is on managing business developments within the business lines by means of a top-down risk appetite framework, which sets concentration limits for countries, individual clients, sectors, products, secondary risk (collateral/guarantees) and investment activities. The aim is to support relationship-banking activities, while maintaining internal risk/reward guidelines and controls.

Credit analysis at portfolio level is monitored using metrics such as economic capital, regulatory capital, exposure at default (EAD), probability of default (PD) and loss given default (LGD). To ensure efficient use of ING’s capital, the risk appetite is monitored and managed at portfolio level. Credit analysis at transactional level focuses on the risk amount, tenor, structure of the facility and profile of the borrower. ING’s credit risk managers make use of publicly available information, information provided by the client, peer group comparisons, industry comparisons and quantitative techniques.

Within ING, the ultimate approval authority for credit proposals resides with the MBB. The MBB has delegated authorities based on amounts, tenors and risk ratings to lower levels in the organisation. Transactions are approved via a dual signatory approval system that requires an individual sign-off from both front office and credit risk management. For larger and higher risk credits a committee structure exists whereby the credit risk chair takes the final decision with advice from the respective committee members, thereby ensuring accountability. Retail business units have delegated authority to decide within policies and mandates approved by credit risk. Any decisions outside those policies or above the delegated mandate require a specific credit risk approval.

The credit risk function encompasses the following activities:

•	Measuring, monitoring and managing credit risks in the bank’s portfolio;

•	Challenging and approving new and modified transactions and borrower reviews;

•	Managing the levels of provisioning and risk costs, and advising on impairments; and

•	Providing consistent credit risk policies, systems and tools to manage the credit lifecycle of all activities.

The following committees are in place to review and approve transactions and policies from a credit risk point of view:

•	The GCTP which is authorised to approve policies, methodologies and procedures related to credit, trading, country and reputation risks on a high level for ING.

•	The GCC(TA) is mandated to approve transactions with credit risks.

•	The CTRC is authorised to approve policies, models, methodologies and procedures related to credit & trading risk on more detailed and operational level (with the exception of issues which are mandated to GCTP).

•	The Model Development Committee (MDC) serves as a technical advisor to CTRC and is a planning body for future model development. The committee has a delegated mandate to approve credit risk models which cover smaller portfolios.

•	A steering committee has been established to align overall model strategy, model risk appetite, supporting model frameworks, policies and methodologies.

•	The ING Provisioning Committee (IPC) is the approval authority for loan loss provisions (LLP) for all entities.

Credit risk categories

Credit risk uses the following risk categories to differentiate between the different types of credit risk:

•	Lending risk: arises when ING grants a loan to a client, or issues guarantees on behalf of a client. This includes term loans, mortgages, revolving credits, overdrafts, guarantees, letters of credit, etc. The risk is measured as the accounting value of the financial obligation that the client has to repay to ING, excluding any accrued and unpaid interest, discount/premium amortisations or impairments.

•	Investment risk: is the credit default and risk rating migration risk that is associated with ING’s investments in bonds, commercial paper, equities, securitisations, and other similar publicly traded securities. This can be viewed as the worst-case loss that ING may incur as a result of holding a position in underlying securities whose Issuer’s credit quality deteriorates or defaults. All investments in the banking book are classified in the investment risk category. The primary purpose of ING’s investments in the banking books is for liquidity management.

•	Money market (MM) risk: arises when ING places short-term deposits with a counterparty in order to manage excess liquidity. As such, money market deposits tend to be short-term in nature. In the event of a counterparty default, ING may lose the deposit placed. Money market risk is measured as the accounting value of the deposit, excluding any accrued and unpaid interest or the effect of any impairment.

•	Pre-settlement (PS) risk: arises when a client defaults on a transaction before settlement and ING has to replace the contract by a trade with another counterparty at the then prevailing (possibly unfavourable) market price. This credit risk category is associated with derivatives transactions (exchange traded derivatives, OTC derivatives and securities financing transactions.

•	Settlement risk: is the risk that arises when there is an exchange of value (funds or instruments) for the same value date or different value dates and receipt is not verified or expected until after ING has given irrevocable instructions to pay or has paid or delivered its side of the trade. The risk is that ING delivers but does not receive delivery from its counterparty. ING manages settlement risk in the same way as other risks including a risk limit structure per borrower. Due to the short term nature (1 day), ING does not hold provisions or capital for specific settlement risk. Although a relatively low risk, ING increasingly uses DVP (Delivery versus Payment) and safe settlement payment techniques to reduce settlement risk.

For the reconciliation between credit risk outstanding categories and financial assets we refer to table below:

Reconciliation between credit risk categories and financial assets
Credit risk categories	Mainly relates to:	Notes in the Annual Accounts
Lending risk	-Loans and advances to customers	Note 2 Cash and balances with central banks
	-Loans and advances to banks	Note 3 Loans and advances to banks
	-Cash and balances with central banks	Note 6 Loans and advances to customers
	-Off-balance sheet items e.g. obligations under financial guarantees and letters of credit and undrawn credit facilities	Note 44 Contingent liabilities and commitments
Investment risk	-Investments (available-for-sale and held-to-maturity)	Note 5 Investments
	-Loans and advances to customers	Note 6 Loans and advances to customers
Money market (MM) risk	-Cash and balances with central banks	Note 2 Cash and balances with central banks
	-Loans and advances to banks	Note 3 Loans and advances to banks
	-Loans and advances to customers	Note 6 Loans and advances to customers
Pre-settlement (PS) risk	-Financial assets at fair value through profit or loss (trading assets	Note 4 Financial assets at fair value through profit or loss and non-trading derivatives)
	-Financial liabilities at fair value through profit or loss (trading assets and non-trading derivatives)	Note 13 Financial liabilities at fair value through profit or Loss
-Securities financing
Settlement risk	-Financial assets at fair value through profit or loss (trading assets	Note 4 Financial assets at fair value through profit or loss
	and non-trading derivatives)	Note 5 Investments
	-Financial liabilities at fair value through profit or loss (trading assets and non-trading derivatives)	Note 10 Other assets
	-Investments (available-for-sale and held-to-maturity)	Note 13 Financial liabilities at fair value through profit or loss
	-Amounts to be settled	Note 15 Other liabilities

Credit Risk Appetite and Concentration Risk Framework

The credit risk appetite and concentration risk framework enables ING to prevent undesired high levels of credit risk and credit concentrations within various levels of the ING portfolio. It is derived from the following two concepts:

•	Boundaries: a cap on the maximum event loss based on consolidated pre-tax result on each of the metrics of its risk appetite framework as well as its concentration risk framework (effectively Country Risk, Single Name, and Industry Sector).

•	Instruments: supporting metrics, specifically for the concentration risk framework, which sets hard limits based on internal economic capital.

Credit risk appetite and concentration risk boundaries and instruments are set and reviewed on an annual basis and require approval from the Risk Committee of the SB.

Credit risk appetite statements

Credit risk appetite is the maximum level of credit risk ING is willing to accept for growth and value creation. This credit risk appetite is linked to the overall bank-wide risk appetite framework. The credit risk appetite is expressed in quantitative and qualitative measures. Having a credit risk appetite achieves:

•	Clarity about the credit risks that ING is prepared to assume, target setting and prudent risk management;

•	Consistent communication to different stakeholders;

•	Guidelines how to align reporting and monitoring tools with the organisational structure and strategy; and

•	Alignment of business strategies and key performance indicators of business units with ING’s credit risk appetite by means of the MTP.

Credit risk appetite is present across different levels within ING, at portfolio level as well as transaction level. The various credit risk appetite components at portfolio and transaction level together result in the credit risk appetite framework.

Credit risk appetite statements are defined top-down across the credit risk categories (lending, investment, money market and pre-settlement), and connected to ING high-level risk appetite across all risk types (solvency, credit, liquidity and funding, market, and non-financial risk). They consist of a set of high-level credit risk metrics: expected loss, economic capital, risk-weighted assets (RWA) and exposure at default. For each credit risk metric a boundary is set that is cascaded down and monitored on a monthly basis. The adherence to the boundaries and the pro-active approach to manage the portfolio within the risk appetite boundaries are part of the key performance indicators of the business line managers.

Country risk concentration

Country risk is the risk that arises due to events in a specific country (or group of countries). In order to manage the maximum country event loss ING is willing to accept, boundaries are approved by the SB that ensure ING’s consolidated 3-year average result before tax can absorb an estimated country event loss due to a country risk occurrence. The estimated level is correlated to the risk rating assigned to a given country.

Country risk is the risk of loss for ING associated with lending, pre-settlement, money market and investment transactions as a result of country risk events. A country risk event can be described as economic, financial and political shocks and transfer or exchange restrictions, affecting all counterparties in a specific country. The occurrence of a country risk event may cause all clients in a country to be unable to ensure timely payments, despite their willingness to meet their contractual debt obligations. As such, country risk is an additional factor to be taken into account in the credit approval process of individual customers, as the country risk event probability may impact the default probability of individual counterparties.

Complementary to the country boundaries, country instruments are defined to support the setting of an actual hard limit on a given country. The country instrument takes into account ING’s ability to actively reduce exposure without triggering either market distortion or tying up too much of its capital in a country. Country instruments are quantified by the maximum internal economic capital (INCAP) tolerance level in terms of consolidated BIS capital or the individual country’s outstanding domestic credit or gross domestic product.

By means of the instruments, actual country limits are set (each of which should not exceed the country’s boundary), reviewed monthly and updated when needed. In case of countries with elevated levels of geo-political or severe economic cycle risk the monitoring is performed on a more frequent basis with strict pipeline and exposure management to protect ING from adverse impacts.

Single name and industry sector concentration

Using the very same concepts of boundaries and instruments mentioned earlier, ING has additionally established a concentration risk framework in order to identify, measure and monitor:

•	Single name concentration: losses due to the unexpected default of a single counterparty. These single name concentrations are capped both at individual single name level and aggregated top 5 single name level. The LGD of a single name concentration is measured against a maximum LGD amount. Large Exposures monitoring and reporting is one of the components of the single name framework.

•	Industry sector concentration (systemic risk): substantial increase of the ING risk profile due to the joint deterioration of a group of correlated counterparties, sensitive to the same external (macro-economic) factor(s) related to the industry sector it is part of.

Product and secondary Risk Concentration

ING has additionally established a concentration framework to identify, measure and monitor:

•	Product concentration: concentrations arising from exposure to same activities or commodities. These concentrations are capped through actual limits and monitored at retail and wholesale portfolio levels per geographical region.

•	Secondary risk: risks arising from secondary exposures that ING has with insurance and re-insurance companies from which the Bank purchases insurance to protect itself against non-payment under primary exposures.

Scenarios and stress tests

Stress testing evaluates ING’s financial stability under severe but plausible stress scenarios and supports in decision-making that assures ING remains a financially going concern even after a severe event occurs. In addition to the bank-wide stress test framework as described in the Risk Management section, ING performs stress tests on a monthly basis in order to continually assess the portfolio risks and concentrations. These stress tests are consistent with the stress scenario as established in the group wide credit risk appetite framework. The stress tests are reviewed in the Risk & Capital Integration team and potential management actions are proposed, if necessary.

ING performs periodical stress tests based on a standardised and pre-determined 1-in-10 year-stress event (i.e. at 90% confidence level and 1 year horizon) which is similar to the one applied in the solvency risk appetite. Based on this confidence level, a through the cycle rating migration for the entire portfolio is simulated. For this simulated portfolio, provisions, RWA and Economic Capital are recalculated to assess what the combined impact of such a year would be. The additional credit RWA (CRWA) that ING should allocate in such an event is named CRWA-at-Risk. Additionally, ING calculates an Earnings-at-Risk which influences overall CET1 ratio.

Next to the periodical pre-determined stress test related to CRWA-at-Risk, ad-hoc stress tests based on severe but plausible scenarios are performed. These stress tests can be for internal purposes or at the request of the regulators and are input for future Credit Risk Appetite setting. Stress testing is used as an additional safety net. In addition to the Pillar 1 and Pillar 2 capital calculations, based on the results of various stress tests, ING ensures that adequate levels of capital (and liquidity) are available to sustain such severe but plausible scenarios.

Product approvals

Across ING a product approval and review process ensures effective management of risks associated with the introduction of new or modified products. It safeguards that sound due diligence is performed by relevant stakeholders to ensure that relevant risks (credit, operational, compliance, etc.) are adequately mitigated in the Product Approval and Review Process (PARP).

Risk programs

Within ING, risk programs are detailed analyses of defined products and/or industries. They identify the major risk drivers and risk mitigants, the internal business mandate, and propose the minimum risk (including business) parameters – and potentially the maximum product and/or portfolio limit—to undertake that business. A risk program is always prepared by the front office responsible for the internal business mandate and requires an approval from an approval authority. Risk programs may carry various names and/or may have geographical and/or business limitations (e.g. local vs global).

Reference benchmarks

A reference benchmark is the maximum appetite of credit risk per legal one obligor group. It is expressed as a (benchmark) exposure at the concentration risk level, which corresponds to (maximum) internal capital consumption for credit risk. It is used as a reference amount in the credit approval process and can be waived on the basis of proper credit risk arguments.

Credit approval process

The credit approval process ensures that individual transactions are assessed on a name-by-name basis. For each type of client there is a dedicated process with credit risk managers specialised along the business lines of ING. The credit approval process is supported by a risk rating system and exposure monitoring system. Ratings are used to indicate a client’s creditworthiness which translates into a probability of default. This is used as input to determine the maximum risk appetite that ING has for a given type of client (reference benchmark). The determination of the delegated authority (the amount that can be approved at various levels of the organisation) is a function of the risk rating of the client and ING’s credit risk exposure on the client.

Given the nature of the retail business, roles and responsibilities of the local credit risk policy are delegated to local retail credit risk management. However, the CRO C&G risk is informed of all local retail risk policies so as to monitor that local policies do not conflict with any global Financial Risk policies. This framework serves to ensure more global alignment while preserving existing empowerment of local units. As such, approval authorities differ depending on the materiality of the deviation between local policy and global policy.

Environmental and Social Risk Framework

ING makes a positive contribution to global economic growth and more sustainable development by promoting responsible lending and investment practices. The ESR policy framework incorporates assessment tools that are used in ING’s mainstream processes and systems. It is therefore fully integrated into regular client and transaction reviews.

The ESR policy framework is reviewed every three years on the basis of significant changes identified in the sectors that are more vulnerable to environmental and social risks and impacts. In addition, environmental and social risks for all lending transactions are reviewed during the periodic credit reviews. ESR transactions where funds will be used for asset based finance may require enhanced ESR due diligence e.g. application of the Equator Principles. Such enhanced ESR evaluation is also required for any high-risk transaction, such as those that impact indigenous people etc.

The snapshot of ING’s ESR Framework is as follows:

The ESR policy framework is fully embedded in ING’s mainstream approval processes and requires involvement of the following areas globally:

Client Assessment:

•	Customer Domain Units (CDU): verify compliance with the applicable ESR policy. CDUs are responsible to assure that information in the Client ESR Assessment has been duly completed.

Transaction Assessment:

•	Front Office: departments that originate transactions and have direct contact with the client or project sponsors;

•	Risk Management: departments that provide control over front office activities and generally sign off on the environmental and social impacts for ’low risk’ or ‘medium risk’ transactions; and

•	ESR department within risk management fully dedicated to assessing environmental and social impacts associated with ’high-risk’ transactions. Negative advice from the ESR department can only be waived by ING’s highest credit committee or the MBB. In practice such waivers are very exceptional.

ESR Policy Development and Governance:

•	MBB / GCTP: Ultimate approval authority for approving new and updated ESR policies.

As the risk assessment processes are decentralized each front-office team must be highly familiar with ING’s environmental and social framework. Hence, ING makes significant investment in internal training programs to help CDUs, front office and risk management staff in assessing the environmental and social risks. In 2017 alone, 285 colleagues have been specifically trained on the ESR policy framework worldwide.

Credit risk capital and measurement

Credit risk capital

Regulatory capital is the minimum amount of capital (based on 99.90% confidence level) that ING must hold from a regulatory perspective as a cushion to be able to survive large unexpected losses.

RWA comparison

Comparison of RWA and risk weights across institutions is inherently challenging. Differences in RWA among banks have been classified by the Bank for International Settlements (BIS) in 3 categories:

1.	Risk based drivers that stem from the differences in underlying risk at the exposure/portfolio level and in business models/ strategies including asset class mix;

2.	Practice-based drivers including approaches to risk management and risk measurement; and

3.	Regulatory environment such as supervisory practices, implementing laws and regulations including national discretion and accounting standards.

Risk based drivers

ING’s portfolio is dominated by secured lending especially in the areas of residential mortgages, leasing and commercial real estate. Secured lending tends to have a much lower LGD, given the collateral involved, which is a key driver of RWA calculations. Therefore the regulatory formula for residential mortgages tends to result in lower RWA, all other factors being equal.

Practice based drivers

ING has a conservative approach to non-performing exposures. Non-performing exposures are recognized early based on unlikely to pay triggers. For non-retail, ING typically classifies default based on a borrower rating and not a facility rating which means that a customer will only have one PD (probability of default) regardless of the type(s) of transactions done with ING. As a consequence, if one facility is in default, usually all facilities of the client are in default. Non-performing clients which were granted forbearance measures have an additional probation period of 1 year starting from the last moment they are classified as forborne, before returning to performing status.

Regulatory environment

ING’s primary supervising entity is the ECB, which is supported by many host supervisors. The ECB supervises adherence to regulatory rules: the regulatory framework defined in CRR/CRD, European Bank Authority (EBA) standards and ECB guidance. The ECB requires all ‘significant changes’ in internal models (PD, LGD and EAD) and policies to be reviewed and approved by the ECB, prior to implementation. Lower level model changes are either pre-notified or post-notified to the ECB.

Comparing capital levels across banks is a challenging exercise because of different risk profiles, differences in risk based drivers, practice based drivers and the regulatory environment (e.g. advanced internal rating based approach or the standardised approach). These factors have a substantial impact on the regulatory capital/RWA of a financial institution. ING continues to work with industry groups and strives to adhere to the latest BIS and EBA recommendations to improve the transparent reporting of the bank’s capital calculations.

Economic capital

Economic capital reflects ING’s own view on credit risk, which allows it to be used in decision-making processes (sub) portfolio level. Credit risk and transfer risk capital are calculated for all portfolios which contain credit or transfer risk, including investment portfolios. Economic capital is the minimum amount of capital required to cover unexpected losses within a 99.95% confidence level and a 12 months’ time horizon. It is used throughout ING in the decision-making process (mainly wholesale banking), in risk adjusted counterparty and portfolio profitability measurement tools (wholesale and retail banking), in investment and divestment decisions, in the country risk framework and in concentration risk management, including risk appetite statements (RAS).

Economic capital is calculated using the economic values of rating models (PD, EAD and LGD), in line with regulatory requirements.

An important characteristic of our IT systems and framework is that models are built for several purposes, including economic capital, regulatory capital and loan loss provision. These credit risk models are used throughout the organisation which is compliant with the Basel Use Test requirement and ensures active feedback on the risk parameters by business units.

Credit risk measurement

There are two ways to measure credit risk within ING’s portfolio, depending on whether the exposure is booked under an ING office which is permitted by the ECB to use the advanced internal rating based (AIRB) approach, or if it falls under the standardised approach (SA).

Standardised approach

The standardised approach applies a fixed risk weight to each asset as dictated by the CRR, and is based on the exposure class to which the exposure is assigned. As such, the Standardised Approach is the least sophisticated of the regulatory capital methodologies and is not as sensitive as the risk-based approach. Where external rating agency ratings are available, they may be used as a substitute to using the fixed risk weightings assigned by the Financial Supervisory Authorities. Because the underlying obligors are relatively small for exposures treated under SA, the underlying obligors tend not to have external ratings.

Advanced internal rating based approach

There are five main elements that drive the determination of risk-weighted assets under the AIRB approach.

•	Probability of Default (PD): The first is the counterparty’s probability of default, which measures a counterparty’s creditworthiness in terms of likelihood to go into default. It attempts to measure the senior, unsecured standalone creditworthiness of an organisation without consideration of structural elements of the underlying transactions, such as collateral, pricing, or maturity. Each borrower has a rating which translates into a specific PD.

•	Exposure at Default (EAD): The second element is the counterparty’s exposure at default. EAD models are intended to estimate the outstanding amount or obligation at the moment of default in the future. Since the fact that a client will go into default is not known, and the level of outstanding that may occur on that date is also not known, ING uses a combination of statistical and hybrid models to estimate the EAD. With the exception of guarantees and letters of credit, the EAD is always equal to or higher than the associated credit risk outstanding, under the assumption that clients tend to absorb liquidity from available credit resources before financial problems become apparent to the client’s creditors. EAD is largely a function of the type of credit facility (overdraft, revolving, term) offered to the borrower.

•	Loss Given Default (LGD): The third element is the loss given default. LGD models are intended to estimate the amount ING would lose after liquidating collateral pledged in association with a given loan or financial obligation, or alternatively, from liquidating the company as a whole as part of a workout process. LGD models are based on cover types, estimated recovery rates given orderly liquidation, and (in)direct cost of liquidation.

•	Maturity (M): The fourth element is the time to the maturity of the underlying financial obligation. Regulatory requirements (CRR/CRDIV) floor the maturity element at one year and cap it at five years.

•	Exposure Class: The fifth element is the exposure class (a regulatory prescribed grouping of a common obligor type or product type) which is a driver for the correlation factor. To calculate risk-weighted assets the default correlation between a transaction and all other transactions in the portfolio is taken into account.

The expected loss (EL) provides a measure of the value of the credit losses that ING may reasonably expect to incur on its portfolio. In its basic form, the expected loss can be represented as:

EL = PD * EAD * LGD

Securitisations

ING has implemented the AIRB approach for credit risk. As a consequence, ING uses the rating based approach (RBA) for investments in tranches of asset-backed securities (ABS) and mortgage-backed securities (MBS) which have been rated by external rating agencies. Rating agencies which are used by ING under the RBA include Standard & Poor’s, Fitch and Moody’s.

Under the RBA, the RWA are determined by multiplying the amount of the exposure by the appropriate regulatory risk weights, which depend on:

•	The external rating or an available inferred rating;

•	The seniority of the position; and

•	The granularity of the position.

ING uses the internal assessment approach for the support facilities it provides to asset backed commercial paper (ABCP) conduit Mont Blanc Capital Corp., based on externally published rating agency methodologies. For more details about the internal assessment approach, see the Sponsor securitisations section in the Pillar 3 disclosure.

Credit risk models

Within ING internal Basel compliant models are used to determine the PD, EAD and LGD for regulatory and economic capital and for loan loss provisioning purposes. These credit risk models also form the basis for our IFRS9 provisioning framework. Bank wide, ING has implemented around 72 credit risk models, including various sub models that may be applicable for a specific portfolio.

There are two main types of modelling which form the foundation of these PD, EAD and LGD models used throughout the Bank:

•	Statistical models are created where a large set of default or detailed loss data is available. They are characterised by a sufficient number of data points that facilitate meaningful statistical estimation of the model parameters. The model parameters are estimated with statistical techniques based on the data set available;

•	Hybrid models contain characteristics of statistical models combined with knowledge and experience of experts from both risk management and front office staff and literature from rating agencies, supervisors and academics. These models are especially appropriate for ‘Low Default Portfolios’, where limited historical defaults exist.

Next to the model choice, the definition of default is an important starting point for model building. ING uses a framework that integrates elements of the regulatory definition of default and the loan loss provisioning indicators under IAS 39. The rationale is that several indicators are very close to the indications of an obligor’s ‘unlikeliness to pay’ under European regulation (CRR/CRDIV) and similar regulations. Integration of both frameworks further enhances ING’s compliance with the CRR/CRDIV ‘use test’. Key differences between the parameters used for loan loss provisioning and regulatory capital calculations are that regulatory capital parameters are typically through the cycle while loan loss parameters are more at a point in time. Additionally, the LGD for regulatory capital calculations is based on a down-turn LGD and a Loss Emergence Period is applied for loan loss provisioning purposes on the 1 year Default Probability to obtain Incurred losses.

Pre-settlement measurement models

For regulatory capital, pre-settlement (PS) exposure is calculated using a marked to market (MtM) plus regulatory-based add-on. For internal capital purposes ING uses a combination of the below mentioned methodologies to calculate its PS exposures:

•	MtM plus model based add-on approach: In this approach, the PS risk is calculated as the sum of the MtM of the trade and a model-based add-on. The MtM fluctuates through the life of the contract. The model-based add-on is product-specific, and takes into account the remaining time to maturity, profiling per time-buckets etc. Add-ons are updated with a frequency that takes into account major market changes. This methodology is used for pre-deal exposure assessment of all ING financial markets products. Furthermore, it is used for post-deal risk calculations in the case of financial markets portfolios that do not justify the computational efforts and costs associated with implementation of a Scenario Simulation approach; and

•	Scenario Simulation approach (Monte Carlo approach): Scenario Simulation approach is the most complex of the methods for PS risk calculations. This approach takes into account daily market conditions, including correlations between the risk factors and portfolio benefits. This Monte Carlo approach is currently used in ING for the largest volume of derivative products such as foreign exchange (FX) and interest rate derivatives.

ING recognises that the above approaches are not sufficiently accurate for certain trading products such as highly structured or exotic derivative transactions. For the assessment of risk exposures of such complex products a bespoke calculation is made.

There are no exposures under the advanced, Internal Model Method (IMM) under Pillar 1. Under Pillar 2 ING uses the IMM for FX and interest rate derivative exposures.

The figure below provides a high level summary of the application of model outcomes (PD, EAD and LGD).

Credit risk model governance

All PD, EAD and LGD models are built according to ING’s internal credit risk modelling methodology standards and model life cycle. After thorough review of the documentation by the Model Development Committee (MDC) and Model Risk Management (MRM), the Credit & Trading Risk Committee (CTRC) approves the models. For certain local models, the approval authority is delegated by the CTRC to the MDC. Each model has both a credit risk and a front office co-sponsor. Both the MDC and the CTRC have participation from senior credit risk management as well as the front office to ensure maximum acceptance by the organisation. The capital impact from the implementation of approved models is reported to the ECB in a quarterly report. In addition, MRM validates each model on an annual basis. During such periodical validation the model performance is analysed through back-testing and performance assessment. A five-grade colour footprint is assigned to each model during this periodical validation. If a model is considered insufficiently robust or if the back-testing indicates insufficient performance, then the model is re-calibrated or re-developed.

Credit risk rating process

In principle all risk ratings are based on a Risk Rating (PD) Model that complies with the minimum requirements detailed in CRR/CRDIV, ECB Supervisory Rules and EBA guidelines. This concerns all counterparty types and segments.

ING’s PD rating models are based on a 1-22 scale (1=highest rating; 22=lowest rating) referred to as the ‘Master scale’, which roughly corresponds to the same rating grades that are assigned by external rating agencies, such as Standard & Poor’s, Moody’s and Fitch. For example, an ING rating of 1 corresponds to an S&P/Fitch rating of AAA and a Moody’s rating of Aaa; an ING rating of 2 corresponds to an S&P/Fitch rating of AA+ and a Moody’s rating of Aa1, and so on.

The 22 grades are composed of the following categories:

•	Investment grade (Risk Rating 1-10);

•	Non-investment grade (Risk Rating 11-17);

•	Sub-standard (Risk Rating 18-19); and

•	Non-performing (Risk Rating 20-22).

The three first categories (1-19) are risk ratings for performing loans. They are calculated in IT systems with internally developed models based on data either manually or automatically fed. Under certain conditions, the outcome of a manually fed model can be challenged through a clearly defined rating appeal process. Risk ratings for non-performing individually significant loans (20-22) are set by the global or regional restructuring. For securitisation portfolios, the external ratings of the tranche in which ING has invested are leading.

Risk ratings assigned to clients are regularly, at least annually, reviewed, and the performance of the underlying models regularly monitored. Over 94% of ING’s credit exposures have been rated using one of the in-house developed PD rating models. Within the AIRB Portfolio, the level of Regulatory compliant ratings exceeds 99% coverage by exposure. Some of these models are global in nature, such as models for Large Corporates, Commercial Banks, Insurance Companies, Central Governments, Local Governments, Funds, Fund Managers, Project Finance and Leveraged Companies. While other models are more regional or country specific, such as PD models for Small Medium Enterprise (SME) companies in Central Europe, the Netherlands, Belgium, Luxembourg, as well as residential mortgage and consumer loan models in the various retail markets.

Rating Models for retail clients are predominantly statistically driven and automated, such that ratings can be updated on a monthly or bi-monthly basis. Models for SME companies, and larger corporates, institutions and banks are manually updated, and are individually monitored on at least an annual basis.

Exposure classes

The BCBS has developed the concept of ‘Exposure Classes’ which has been transposed into CRR/CRDIV. These are essentially groupings of credit risks associated with a common client type, product type and/or cover type. For the AIRB Approach, most of the exposure classes have subcategories. ING has applied the following definitions to determine Exposure Classes:

•	Sovereigns include Sovereign Government entities, Central Banks and recognised Local / Regional Authorities as well as Supranational Organisations;

•	Institutions include Commercial Banks, non-Bank Financial Institutions, such as Funds and Fund Managers, and Insurance Companies, as well as local and regional government entities not classified as governments;

•	Corporates includes all legal entities, that are not considered to be Governments, Institutions or Retail Other;

•	Retail includes the following classes:

•	Retail – Secured by immovable property non-SME (hereafter Residential Mortgages) includes all retail loans which are covered by residential properties

•	Retail – Secured by immovable property SME (included in tables with Other Retail) includes all retail loans which are covered by commercial properties.

•	Other Retail includes all other credit obligations related to Retail SMEs (such as partnerships and one-man businesses) and private individuals (such as consumer loans, car loans and credit cards). Under these exposure class definitions, it is possible for a private individual to have exposure classified as both residential mortgages and retail other.

•	Securitisations include securitisation programs for which ING acts as an investor, sponsor or originator.

Models used for exposure classes

ING has developed PD, EAD and LGD models for Wholesale Banking and Retail Banking portfolios. PD, EAD and LGD models are subject to CTRC (or in some delegated cases MDC) approval and changes which significantly impact the results require approval from the regulator before implementation. By nature, the above described exposure classes have different, specific characteristics. To capture these specific characteristics and to have suitable valuations and analyses in place, Model Development is continuously updating and developing models within each exposure class. In total, ING makes use of over 72 different internal models.

ING distinguishes four types of post default scenarios:

•	No Loss – Cure: the borrower pays all overdue amounts (to the extent ING is legally entitled to) and the asset becomes non-defaulted again. ING does not experience any loss in the process. The relationship is not terminated and the borrower returns back to performing;

•	No Loss – Exit without loss: ING (or the borrower) liquidates collaterals and calls guarantees in order to recover the exposure or the borrower fully repays. Thereafter the relationship is terminated. ING does not experience any loss in the process;

•	Loss – Exit with loss: ING (or the borrower) liquidates collaterals and calls guarantees in order to recover the exposure. Thereafter the relationship is terminated. ING suffers loss in the process; and

•	Loss – Distressed Restructuring: ING restructures the loan agreement so as to recover the exposure after allowing some discount. The relationship with the borrower continues after the restructuring. ING suffers (some) loss in the process.

AIRB models per exposure class

In the table below, the number of significant PD, EAD, and LGD models per asset class are shown. Additionally a description of the model and methodology are provided per exposure class. The asset classes presented in this table do not align with the EBA Exposure classes as the scope has been redefined to better fit the scope of the model. SME exposure for example can be part of either corporate exposures or other retail depending on the size of the SME.

AIRB models and methodology

	Model Type	Number of significant models	Model description and methodology	Number of years of data
	PD	1	The Government Central PD model is a fully statistical model, containing only quantitative risk drivers.	>7 years

Sovereigns	LGD	1	The LGD model for Sovereigns and other governments is an unsecured recovery model built on assessment of structural factors that influence a country’s performance.	>7 years

	EAD	1	The Low Default EAD model is a hybrid model that pools default information from multiple low default portfolios, including central governments and central banks.	>7 years

	PD	1	The government related entities PD model is expert based and assigns ratings based on stand-alone credit fundamentals as well as degree of government support.	>7 years

Government Related Entities	LGD	1	The LGD model for Government related entities is a secured/unsecured recovery model built on assessment of stand-alone fundamentals as well as geography.	>7 years

	EAD	1	The Low Default EAD model is a hybrid model that pools default information from multiple low default portfolios, including government related entities.	>7 years

	PD	3	The main PD model applied is Bank Commercial based upon financial, qualitative and country information. Other PD models for different types of financial institutions are built using a similar framework, but are more specialised for the specific characteristics of the financial institution.	>7 years

Financial institutions	LGD	1	This LGD model was developed based on expert judgement, supported by limited internal and external data. The developed LGD model is based on ultimate recovery rates.	>7 years

	EAD	1	The Low Default EAD model is a hybrid model used that pools default information from multiple low default portfolios, including financial institutions.	>7 years

	PD	3	Expert based scorecards Models predict a rating for Commercial Property Finance, Project Finance, Trade and Commodity Finance.	>7 years

Corporates - Specialized lending	LGD	3	Hybrid LGD Models predict loss given default for Commercial Property Finance, Project Finance, Trade and Commodity Finance.	>7 years

	EAD	1	There is a dedicated EAD model for commercial property finance due to the specificities of this portfolio.	>7 years

	PD	1	The Corporate Large model is a global hybrid model build on 13 years of data, including balance sheet and qualitative information as well as country risk and parent influence.	>7 years

Large Corporates	LGD	1	Loss Given Default for Large corporates are predicted by a dedicated hybrid LGD model using both no loss rates as well as secured/unsecured recovery rates.	>7 years

	EAD	1	The Low Default EAD model is a hybrid model used that pools default information from multiple low default portfolios, including large corporates.	>7 years

	PD	6	The SME PD models are estimated statistically and directly predict a PD. Most of these models are developed locally to reflect regional/jurisdiction circumstances.	>7 years

SME	LGD	6	Local statistical models or hybrid models use various data inputs on cure behaviour as well as cost and recovery.	>7 years

	EAD	6	Local statistical models that use various data inputs, including product type and geography.	>7 years

	PD	7[1]	The PD mortgages models are all developed statistically and include borrower specific information, payment behaviour and product related information. These are statistical models that directly predict a PD.	>5[2] years

Secured by Res. Mortgage	LGD	7	Local statistical models or hybrid models use various data inputs on cure behaviour as well as cost and recovery	>7 years

	EAD	7	Local statistical models that use various data inputs, including product type and geography.	>7 years

	PD	4[1]	The PD models for private individuals are all developed statistically and include borrower specific information, payment behaviour and product related information. These are statistical models that directly predict a PD.	>5[2] years

Private Individuals	LGD	4	Local statistical models use various data inputs on cure behaviour as well as cost and recovery.	>7 years

	EAD	4	Local statistical models that use various data inputs, including product type and geography.	>7 years
Other[1]	Other		(Covered Bonds, Structured assets)

[1]	Belgian PD models provide a rating at a customer level, covering both secured and unsecured loans.
[2]	For retail PD modelling a minimum of 5 years is allowed based on ING’s Modelling Standards, which are compliant with regulatory requirements

Changes in 2017 to credit risk models

Model changes in 2017 were largely driven by follow up on existing regulatory guidance and overall resulted in a EUR 3.4 billion increase in RWA. The largest change was due to the introduction of a new PD and LGD model for the Dutch Mortgages portfolio. This update led to an increase of EUR 3.9 billion in RWA driven by the deterioration of the LGD. The recalibration of the German Mortgages models resulted in a decrease in RWA of EUR 1.2 billion.

Credit risk tools

Credit risk policies

ING’s credit risk policies provide for generic rules and roles and responsibilities that always prevail within the organisation. While allowance is given for discretionary variation to comply with local regulations, such variations must always comply with the content of a global ING wide credit risk policy and approved by (local) credit risk. All credit risk policies are created according to policy development standards and reviewed on a regular basis. Each policy has a credit risk sponsor and is created in close consultation with various stakeholders within credit risk, front office and where applicable other corporate departments. All policies require approval by the CTRC and where applicable by the GCTP.

Credit risk systems and data standards

The acceptance, maintenance, measurement, management and reporting of credit risks at all levels of ING is executed through promotion of single, common credit risk data standards and the integration into common credit risk tools that support standardised and transparent credit risk practices. ING has chosen to develop credit risk tools centrally. The philosophy is use a single source of data, in an integrated approach that includes ING policy, the regulatory environment in which we operate, and the daily processes which are active throughout the group. Application to these three areas is the essential requirement to ensure data quality standards and discipline remains high.

The customer-centric data model conforms to the three core business needs of ING:

•	To transact efficiently with our counterparties;

•	To be compliant with our internal and external obligations; and

•	To monitor the risks we undertake.

The customer-centric approach ensures that ING can react quickly to changing regulations, business needs and best practices in our dealings with our clients and prospects.

Data Governance and Data Quality

ING recognises that information and underlying data are assets that are key (together with people, processes and IT systems) to further develop its digital profile. Cooperation and mutual agreement on global data management roles and responsibilities in ING are critical success factors to meet this objective. As such ING has embraced multiple data management and governance initiatives triggered by internal and external stakeholders (e.g. Principles for Effective Risk Data Aggregation and Risk Reporting). In the Financial Risk and Risk COO departments, these principles are embedded into the credit risk data management and enshrined within the Data Governance framework. The framework outlines roles and responsibilities relevant for the credit risk lifecycle and data quality assurance.

Credit risk data lifecycle

The credit risk data governance framework used by ING is based on the credit risk data lifecycle. The governance related to the data delivery and exchange is described in various data agreements between data users and data suppliers.

The scope of credit risk data is the data set determined and assigned for ING’s external and internal reporting requirements and credit risk modelling requirements. Principally, data can be categorised into one of the two following types:

•	Atomic data: the lowest level of detail and provides the base data for all data transformations. The guiding principles are that each data element is only input once, and have a clear data owner and ‘home’ system or database which is leading throughout all uses of that data element. From the data ‘home’, the data may then be redistributed to other systems or databases that may require that data in an automated Straight through Processing (STP) method. Depending on the need, the data may be transferred in real time, near real time, daily, weekly or monthly.

•	Derived data: data derived from other data elements (atomic or derived) as a result of data transformations such as credit risk models, calculations and aggregation. Derived data is hosted in the central credit risk system (Vortex).

A key component of credit risk data is that this data is continuously used throughout all the stages of the credit risk management cycle. By using and re-using data, there is a continuous incentive for all data providers and users to assure high standard data quality with regards to data delivery and data usage.

The credit risk data lifecycle describes the interlinked stages of the lifecycle from data definition to data usage as shown in the figure below:

•	Data Definitions: this process step ensures that atomic and derived credit risk data terms have a single definition and definition owner throughout the organization. It also ensures that defined data is fit for the purpose it will be used for.

•	Capture: ensures that atomic data is captured by business units and is available for exchange according to pre-agreed standards and specifications.

•	Exchange: ensures data exchange is executed as agreed between data owner and data user.

•	Processing & Calculation: processes delivered atomic data and uses it to calculate credit risk derived data. The outcome of this stage is used as input for credit risk data aggregation in for example risk reporting.

•	Data Usage: ensures data aggregation and usage fit for multiple purposes for example modelling, regulatory and statutory reporting. Ensures that data usage or distribution is according to agreed purpose and data confidentiality, protection, security and retention rules.

•	Data Quality Assurance: establishes data quality management with the primary focus how credit risk data quality is managed throughout the credit risk data lifecycle. It covers the data quality cycle, data quality criteria and relevant activities through the stages.

The data quality cycle consists of four stages: define, implement, monitor and improve. During the data definitions step, data quality rules are determined. Having set the definitions, local data quality rules are implemented in the source systems, and both successively and simultaneously, data quality rules are implemented in the central credit risk system. The next stage consists of data validations, monitoring and control activities performed early in the data exchange and after data processing and calculation stage. The last stage is the continuous improvement of data quality which can be split into two categories:

•	One off issues and reoccurring issues that are identified, prioritised and subject to resolution;

•	The periodic review of data quality rules and improvements based on lessons learned from solving issues, audits and best practices.

After the last stage, the data quality cycle resumes from the start, ultimately leading to high standard credit risk data quality.

Credit risk portfolio

ING’s credit exposure is mainly related to traditional lending to individuals and businesses followed by investments in bonds and other securitised assets. Loans to individuals are mainly mortgage loans secured by residential property. Loans (including guarantees issued) to businesses are often collateralised, but can be unsecured based on internal analysis of the borrowers’ creditworthiness. Bonds in the investment portfolio are generally unsecured. Securitised assets such as mortgage backed securities and asset backed securities are secured by the pro rata portion of the underlying diversified pool of assets (commercial or residential mortgages, car loans and/or other assets) held by the security‘s issuer. The last major credit risk source involves pre-settlement exposures which arise from trading activities, including derivatives, repurchase transactions and securities lending/borrowing transactions. This is also identified as counterparty credit risk.

Unless specifically stated, the figures in the tables included in the credit risk section are calculated on the basis of CRR/CRD IV regulatory standards and includes ‘intercompany loans’ to ING Group. The portfolio breakdown of ING per exposure class and per risk category, is shown below.

Exposure classes: ING Bank portfolio per risk category, as % of total regulatory EAD
	Lending		Investment		Money Market		Pre-Settlement		Total		Total (ALL)
2017	AIRB	SA	AIRB	SA	AIRB	SA	AIRB	SA	AIRB	SA	AIRB + SA

Sovereigns	1.8%	0.2%	7.0%	0.1%	2.4%	0.1%	0.4%	0.0%	11.6%	0.4%	12.0%
Institutions	3.9%	0.6%	1.1%	0.0%	0.3%	0.0%	3.8%	0.1%	9.2%	0.6%	9.8%
Corporate	33.7%	0.8%	0.4%	0.0%	0.1%	0.0%	1.3%	0.0%	35.5%	0.8%	36.3%
Residential mortgages	33.4%	1.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	33.4%	1.9%	35.3%
Other retail	4.5%	1.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	4.5%	1.3%	5.8%
Securitisation	0.2%	0.0%	0.6%	0.0%	0.0%	0.0%	0.0%	0.0%	0.8%	0.0%	0.8%

Total	77.6%	4.7%	9.1%	0.1%	2.7%	0.2%	5.5%	0.1%	94.9%	5.1%	100.0%

Exposure classes: ING Bank portfolio per risk category, as % of total regulatory EAD
	Lending		Investment		Money Market		Pre-Settlement		Total		Total (ALL)
2016	AIRB	SA	AIRB	SA	AIRB	SA	AIRB	SA	AIRB	SA	AIRB + SA
Sovereigns	2.2%	0.0%	7.9%	0.1%	1.7%	0.2%	0.2%	0.0%	12.0%	0.3%	12.3%
Institutions	3.1%	0.3%	1.8%	0.0%	0.4%	0.0%	4.9%	0.1%	10.2%	0.3%	10.5%
Corporate	32.8%	1.4%	0.4%	0.0%	0.1%	0.0%	1.7%	0.0%	35.0%	1.5%	36.5%
Residential mortgages	33.4%	0.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	33.4%	0.9%	34.3%
Other retail	4.2%	1.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	4.2%	1.4%	5.6%
Securitisation	0.1%	0.0%	0.6%	0.0%	0.0%	0.0%	0.1%	0.0%	0.8%	0.0%	0.8%

Total	75.8%	4.0%	10.8%	0.1%	2.1%	0.2%	6.9%	0.1%	95.6%	4.4%	100.0%

During 2017, the total ING portfolio size decreased by 0.5% to EUR 842 billion READ (EUR 774 billion outstandings) mainly driven by foreign exchange rate changes partly offset by volume growth. The decrease related to foreign exchange rate changes was driven by the depreciation of the US Dollar (12.2%) and Australian Dollar (5.1%) against the Euro. The concentration in SA portfolio increased mainly driven by a combination of volume growth and portfolio shifts from AIRB to SA approach.

The concentration in corporates slightly decreased mainly caused by shift in exposure from corporate lending SA bucket to residential mortgage SA bucket to align the scope with regular capital reporting practices. The increase in AIRB bucket was mainly driven by volume growth in the Wholesale Banking portfolios of Transaction Services, Corporate & Financial Institutions (C&FI) Lending and Structured Finance. The volume growth in C&FI Lending was mainly observed in Belgium and Germany, growth in Transaction Services was mainly witnessed in Asia while growth in Structured Finance was mainly observed in Europe. The growth was partly offset by the depreciation of the US Dollar which mainly impacted the Structured Finance portfolio.

In residential mortgages, the concentration increased mainly due to shifting exposure from corporate lending SA bucket to the residential mortgage SA bucket to align the scope with regular capital reporting practices. The decline was mainly visible in the Netherlands due to repayments in the core mortgage book, continued transfer of mortgages from WestlandUtrecht (WU) Bank to NN Bank and the run-off of the WU Bank mortgage book. This was partly offset by growth in residential mortgages in Belgium, Germany, Poland and Spain.

In other retail, the concentration increased mostly driven by a higher volume of consumer loans in the retail portfolios in Retail Challengers and Growth Markets.

The concentration in sovereigns declined caused by a decrease in government bond exposures of France, the Netherlands, Austria and Belgium, which was partly offset by increase in money market exposure towards the central banks of Luxembourg and Belgium. The concentration in institutions went down due to a decline in interest rate derivatives to a central counterparty clearinghouse.

Risk rating buckets per line of business and credit risk types

Risk rating buckets are defined based upon the quality of the exposures in terms of creditworthiness, varying from investment grade to non-performing loan expressed in S&P, Moody’s and Fitch rating equivalents.

Risk classes: ING Bank portfolio per line of business, as % of total outstandings [1,2,3]
					Retail Challengers &
	Wholesale Banking		Retail Benelux		Growth Markets		Corporate Line		Total
Rating class	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
1 (AAA)	6.0%	7.1%	0.2%	0.2%	7.3%	7.3%	57.5%	42.7%	5.5%	5.5%
2-4 (AA)	11.4%	11.9%	3.1%	5.7%	16.3%	16.1%	0.1%	0.3%	10.1%	11.0%
5-7 (A)	20.2%	18.9%	8.2%	4.2%	19.8%	15.0%	4.8%	3.9%	16.4%	13.4%
8-10 (BBB)	27.5%	27.0%	42.3%	34.5%	28.1%	32.7%	26.7%	7.5%	31.9%	30.5%
11-13 (BB)	26.9%	26.5%	34.6%	43.2%	21.0%	21.5%	8.3%	42.2%	27.3%	30.3%
14-16 (B)	5.2%	5.5%	7.1%	7.5%	5.6%	5.6%	0.0%	0.0%	5.8%	6.1%
17-22 (CCC & NPL)	2.8%	3.0%	4.5%	4.7%	1.9%	1.8%	2.6%	3.5%	3.0%	3.2%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

[1]	Based on credit risk measurement contained in lending, pre-settlement, money market and investment activities.
[2]	Covered bonds are presented on the basis of the external credit rating of the issuer in question. Covered bond issues generally possess a better external credit rating than the issuer standalone, given structural features of such covered bonds.
[3]	Outstandings (OS) split per business line: Wholesale Banking (EUR 335 billion OS), Retail Benelux (EUR 225 billion OS), Retail Challengers & Growth Markets (EUR 201 billion OS), Corporate Line (EUR 12 billion OS).

Overall the rating class concentration improved, decreased concentrations are observed for all classes below rating class BBB whereas the other classes mainly show increased concentrations. The overall exposure for ING remained concentrated in the BBB and BB rating classes.

For AAA-rated assets, the concentration in Wholesale Banking reduced while it increased in Corporate Line due to a shift of the regulatory reserve deposits at the Dutch Central Bank between these business lines. The decrease in Wholesale Banking was partly offset by increase in money market assets to the central banks of Luxembourg and Belgium. The concentration in the A rating class for Wholesale Banking increased mainly driven by an improved rating for one German financial institution shifting pre-settlement exposure from rating class BBB to A. The increase in rating class A was partly offset by decreased exposure in money market assets for Wholesale Banking. A rating upgrade of the Bank of Beijing shifted equity investment exposure from rating class BB to rating class BBB in Corporate Line.

The rating distribution for Retail Benelux improved mostly driven by an updated Dutch mortgage PD model shifting concentration from risk classes BBB to A. Further positive risk migration in Retail Netherlands was due to positive rating changes and decreased defaulted exposures. Following a one notch rating downgrade for the government of Belgium, Belgian government related organisations were downgraded throughout the year shifting exposure from rating class AA to A. In Retail Challengers & Growth Markets exposures shifted from rating class BBB to A following a refinement of the PD mortgage model in Retail Germany. The decrease in rating class BBB was partly offset by an update of the ING Italy mortgage PD model increasing concentration in rating class BBB.

Risk classes: ING Bank portfolio per credit risk type, as % of total outstandings[1,2]
	Lending		Investment		Money Market		Pre-settlement		Total
Rating class	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
1 (AAA)	1.8%	1.9%	29.7%	28.3%	22.6%	14.5%	5.4%	3.4%	5.5%	5.5%
2-4 (AA)	4.5%	5.2%	39.6%	40.4%	58.8%	50.4%	14.0%	14.8%	10.1%	11.0%
5-7 (A)	14.2%	10.1%	17.6%	16.9%	7.3%	14.0%	49.0%	47.5%	16.4%	13.4%
8-10 (BBB)	36.6%	35.3%	9.6%	6.9%	3.0%	4.2%	19.4%	23.3%	31.9%	30.5%
11-13 (BB)	32.2%	36.0%	3.3%	7.2%	7.9%	15.4%	10.2%	9.1%	27.3%	30.3%
14-16 (B)	7.0%	7.5%	0.0%	0.2%	0.4%	1.5%	1.4%	1.5%	5.8%	6.1%
17-22 (CCC & NPL)	3.7%	4.0%	0.2%	0.1%	0.0%	0.0%	0.6%	0.4%	3.0%	3.2%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

[1]	Based on credit risk measurement contained in lending, pre-settlement, money market and investment activities.
[2]	Covered bonds are presented on the basis of the external credit rating of the issuer in question. Covered bond issues generally possess a better external credit rating than the issuer standalone, given structural features of such covered bonds.

Risk industry concentration

ING uses a common industry classification methodology based on the NAICS system (North American Industry Classification System). This methodology has over 1,500 detailed industry descriptions, which are aggregated into 22 industry classes at the highest level. Certain countries require ING to report locally based on other industry classification methodologies, which are generally derived from the NAICS classifications presented here. Residential mortgages are generally only extended to private individuals.

Risk concentration: ING Bank portfolio per economic sector, as % of total outstandings [1]
	Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Industry	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Private Individuals	0.0%	0.0%	72.6%	73.4%	72.6%	68.8%	0.0%	0.0%	40.1%	39.5%
Commercial Banks	14.7%	14.8%	0.1%	0.2%	4.9%	6.5%	40.1%	56.4%	8.3%	8.8%
Natural Resources	15.7%	15.0%	0.4%	0.4%	0.6%	0.7%	0.0%	0.0%	7.1%	6.8%
Real Estate	10.8%	10.2%	5.1%	4.7%	1.0%	0.9%	0.0%	0.0%	6.4%	6.0%
Central Governments	8.7%	9.9%	1.1%	0.9%	4.9%	5.6%	26.4%	36.3%	5.8%	6.5%
Non-Bank Financial Institutions	9.7%	10.4%	1.0%	0.9%	1.2%	3.2%	6.5%	7.3%	4.9%	5.7%
Transportation & Logistics	7.3%	8.0%	1.2%	1.1%	0.4%	0.4%	0.0%	0.0%	3.6%	3.9%
Central Banks	4.7%	5.1%	0.1%	0.1%	1.9%	1.6%	27.0%	0.0%	3.0%	2.7%
Services	3.7%	3.2%	4.0%	3.6%	0.6%	0.6%	0.0%	0.0%	2.9%	2.6%
Food, Beverages & Personal Care	3.8%	3.7%	2.2%	2.1%	1.3%	1.3%	0.0%	0.0%	2.6%	2.6%
Lower Public	1.1%	1.2%	2.2%	2.8%	5.8%	5.6%	0.0%	0.0%	2.6%	2.8%
Administration
General Industries	4.0%	3.4%	1.6%	1.5%	1.5%	1.5%	0.0%	0.0%	2.6%	2.3%
Chemicals, Health & Pharmaceuticals	2.5%	2.4%	2.8%	2.8%	0.7%	0.7%	0.0%	0.0%	2.1%	2.1%
Other	13.3%	12.7%	5.6%	5.5%	2.6%	2.6%	0.0%	0.0%	8.0%	7.7%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

[1]	Based on the total amount of credit risk in the respective column using ING’s internal credit risk measurement methodologies. Economic sectors below 2% are not shown separately but grouped in Other.

The main concentration in Private Individuals is related to mortgage lending. Mortgage volume growth, mainly in Belgium, Germany and Spain, was offset by a decline in mortgage exposures in Netherlands. The decrease in the Netherlands was due to repayments in the core mortgage book, continued transfer of mortgages from WestlandUtrecht (WU) Bank to NN Bank and the run-off of the WU Bank mortgage book.

The concentration in Central Governments decreased following a reduction in government bond exposures of France, the Netherlands, Austria and Belgium within Wholesale Banking and Retail Challengers & Growth Markets. In the Wholesale Banking portfolio this was partly offset by an increase in US government bonds

The concentration in Non-Bank Financial Institutions decreased due to lower pre-settlement exposures in Wholesale Banking Netherlands and lower exposures in covered bonds and asset backed securities in Retail Challengers & Growth Markets. Further, the depreciation of the US Dollar against the Euro caused a decrease in concentration in the Transportation & Logistics and Non-Bank Financial Institutions sectors within Wholesale Banking. Within Central Banks, the increase in concentration in Corporate Line is explained by the shift of the regulatory reserve deposits at the Dutch Central Bank from the Wholesale Banking. Following this shift the proportions of the other buckets in Corporate Line decreased.

Country risk

The country risk concentration changes for the Netherlands, Belgium and Germany were mainly related to the residential mortgage loans. Additionally, for the Netherlands exposures to the Dutch central bank shifted from Wholesale Banking to Corporate Line. The concentration in the Rest of Europe decreased in Retail Challengers & Growth Markets mainly due to reduction in bond investments in Spain and lending exposure in Turkey. In Asia, the concentration in Wholesale Banking increased mainly driven by higher exposures to financial institutions in China and corporates in Taiwan and United Arab Emirates. Further, the decrease in concentration in Asia for the Corporate Line was related to lower investment exposure.

Country risk exposures: ING Bank portfolio, by geographic area [1]
		Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Region		2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Europe	Netherlands	12.8%	14.2%	62.3%	65.5%	0.2%	0.5%	64.4%	50.6%	24.0%	25.7%
	Germany	5.7%	5.4%	0.2%	0.2%	46.0%	44.4%	0.3%	0.1%	13.8%	13.3%
	Belgium	6.8%	6.2%	35.1%	32.1%	0.3%	0.5%	0.0%	0.0%	12.9%	12.0%
	Rest of Europe²	41.0%	40.8%	2.2%	2.0%	34.4%	35.5%	0.6%	0.2%	28.3%	28.2%
Americas		19.5%	19.5%	0.1%	0.1%	1.2%	1.5%	0.1%	0.1%	9.5%	9.5%
Asia/Pacific		11.9%	11.6%	0.1%	0.1%	0.1%	0.1%	34.5%	48.8%	6.1%	6.0%
Australia		1.4%	1.3%	0.0%	0.0%	17.8%	17.5%	0.1%	0.2%	5.0%	4.8%
Rest of World		0.9%	1.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.4%	0.5%

Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

[1]	Geographic areas are based on country of residence, except for private individuals for which the geographic areas are based on the primary country of risk.
[2]	The top 5 exposures within Rest of Europe are to the United Kingdom (3.8%), Poland (3.8%), France (3.2%), Spain (3.1%) and Italy (2.4%).

Credit risk mitigation

ING’s lending and investment businesses are subject to credit risk. As such, the creditworthiness of our customers and investments is continually monitored for their ability to meet their financial obligations to ING. In addition to determine the credit quality and creditworthiness of the customer, ING uses various credit risk mitigation techniques and instruments to mitigate the credit risk associated with an exposure and to reduce the losses incurred subsequent to an event of default on an obligation a customer may have towards ING. The most common terminology used in ING for credit risk protection is ‘cover’. While a cover can be an important mitigant of credit risk and an alternative source of repayment, generally it is ING’s practice to lend on the basis of the customer’s creditworthiness rather than exclusively relying on the value of the cover. Within ING, there are two distinct forms of covers: assets and third party obligations.

Cover forms

Assets

The asset that has been pledged to ING as collateral or security gives ING the right to liquidate it in cases where the customer is unable to fulfil its financial obligation. As such, the proceeds can be applied towards full or partial compensation of the customer’s outstanding exposure. An asset can be tangible (such as cash, securities, receivables, inventory, plant & machinery and mortgages on real estate properties) or intangible (such as patents, trademarks, contract rights and licenses).

Third party obligation

Third party obligation, indemnification or undertaking (either by contract and/or by law) is a legally binding declaration by a third party that gives ING the right to expect and claim from that third party to pay an amount, if the customer fails on its obligations to ING. The most common examples are guarantees (such as parent guarantees and export credit insurances) and letters of comfort.

Cover valuation methodology

General guidelines for cover valuation are established to ensure consistency of the application within ING. These general guidelines also require that the value of the cover needs to be monitored on a regular basis. Covers are revalued accordingly and whenever there is reason to believe that the market is subject to significant changes in conditions. The frequency of monitoring and revaluation depends on the type of covers.

The valuation method also depends on the type of covers. For asset collateral, the valuation sources can be the customer’s balance sheet (e.g. inventory, machinery, and equipment), nominal value (e.g. cash, receivables), market value (e.g. securities and commodities), independent valuations (commercial real estate) and market indices (residential real estate). For third party obligations, the valuation is based on the value which is attributed to the contract between ING and that third party.

Covers

This section provides insight on the type of covers and to which extent a loan is collateralised. The cover disclosures are presented by risk category: Lending, Investment, Money Market and Pre-settlement. The cover amounts are presented by the most relevant collateral forms, being mortgages and financial collateral (cash and securities), and the most relevant third party obligation being guarantees. ING obtains covers which are eligible for credit risk mitigation under CRR/CRDIV, as well as those that are not eligible. Collateral covering financial market transactions is valued on a daily basis. To mitigate the credit risk arising from Financial Markets transactions, the bank enters into legal agreements exchanging financial collateral (high quality government bonds and cash).

The cover values are presented for the total portfolio of ING. Covers of both AIRB and SA portfolios are presented in detail reflecting ING’s complete portfolio. Next to that, detailed information is provided on the cover coverage for the performing and non-performing portfolio. The non-performing loan definition is explained in detail in the section ‘Credit Restructuring’. To understand the nature of the collateralised loans, insight is given in the industry and geography breakdown of ING’s portfolio as well. For comparability reasons with previous tables, outstandings are used to show ING’s portfolio.

Exposures are categorised into different Value to Loan (VTL) buckets that give insight in the level of collateralisation of ING’s portfolio. VTL is calculated as the cover value divided by the outstandings at the balance sheet date. The cover values are indexed and exclude any cost of liquidation. Covers can either be valid for all limits, sub-limits or a particular outstanding of a borrower, the latter being the most common. For the purpose of aggregation, the coverage of all outstanding is capped at 100%. Over-collateralisation is ignored in this overview for the VTL. Each limit is subsequently assigned to one of the six defined VTL buckets: no cover, >0% to 25%, >25% to 50%, >50% to 75%, >75% to <100%, and ≥ 100%. As the nature of the Pre-settlement portfolio determines that collateral is netted, these VTL buckets are not shown.

The first two tables give an overview of the collateralisation of the total portfolio of ING Bank.

Cover values including guarantees received - Total ING Bank - 2017
		Cover type					Value to Loan
	Outstandings	Mortgages	Eligible Financial Collateral	Other CRR/ CRDIV eligible	Guarantees	Non CRR/ CRD IV eligible	No Cover	Partially covered	Fully covered
Consumer Lending	308,349	512,709	3,680	338	25,130	38,551	6.3%	9.3%	84.4%
Business Lending	320,153	134,667	15,185	99,569	90,777	128,985	35.3%	24.1%	40.6%
Investment and Money Market	100,450		59	117	522		99.5%	0.4%	0.2%

Total Lending, Investment and Money Market	728,951	647,376	18,923	100,024	116,429	167,536	31.9%	14.6%	53.6%
Pre-settlement [1]	44,685

Total Bank	773,636	647,376	18,923	100,024	116,429	167,536	31.9%	14.6%	53.6%

[1]	More information on the credit risk mitigants can be found in the Pre-settlement section.

Cover values including guarantees received - Total ING Bank - 2016
		Cover type					Value to Loan
	Outstandings	Mortgages	Eligible Financial Collateral	Other CRR/ CRDIV eligible	Guarantees	Non CRR/ CRD IV eligible	No Cover	Partially covered	Fully covered
Consumer Lending	304,448	486,156	3,494	391	25,846	34,839	5.6%	14.3%	80.1%
Business Lending	310,395	128,578	17,004	89,204	98,559	132,672	33.6%	28.1%	38.3%
Investment and Money Market	110,218				989		99.1%	0.3%	0.6%

Total Lending, Investment and Money Market	725,061	614,734	20,498	89,595	125,395	167,511	31.8%	18.1%	50.1%
Pre-settlement [1]	50,003

Total Bank	775,065	614,734	20,498	89,595	125,395	167,511	31.8%	18.1%	50.1%

[1]	More information on the credit risk mitigants can be found in the Pre-settlement section.

Over the year, the collateralisation level of the total portfolio improved. Excluding the pre-settlement portfolio, 53.6% of the total ING Bank’s outstandings were fully collateralised in 2017 (2016: 50.1%). Since investments traditionally do not require covers, the percentage for ‘no covers’ in this portfolio is close to 100%. However, 96% of the investment outstandings are investment grade. Improved economic conditions in ING’s main markets have led to improved collateral valuations resulting in an improved coverage ratio. The increase in business lending for ‘Other CRR/CRDIV eligible’ covers was mainly situated in the Americas region, while the decrease in ‘Guarantees’ was seen in the Americas and Asia regions.

Consumer lending portfolio

The consumer lending portfolio accounts for 39.9% of ING Bank’s total outstandings. The consumer lending portfolio is comprised of residential mortgage loans (92.7%) and other consumer lending loans, which mainly comprise term loans, revolvers and personal loan to consumers. As a result, most of the collateral consists of mortgages. The mortgage values are collected in an internal central database and in most cases external data is used to index the market value (e.g. on a quarterly basis the mortgage values for the Netherlands are updated using the NVM house price index).

A significant part of ING’s residential mortgage portfolio is provided in the Netherlands (42.0%), followed by other main markets such as Germany (24.7%), Belgium & Luxembourg (11.8%) and Australia (10.7%). Given the size of the Dutch mortgage portfolio, the valuation methodology to determine the cover values for the Dutch residential mortgages is provided below.

Dutch mortgages valuation

When a mortgage loan is granted in the Netherlands, the policy dictates maximum loan to market value (LTMV) for an existing property and for construction property financing of 101% (in 2016: 102%). In 2018 the LTMV will reduce further to 100%. The cover values are captured in the local systems which are subsequently fed into a central data system. All valuations are performed by certified valuators that are registered at one of the organisations accepted by ING. In addition, the valuator must be a member of the NVM (Nederlandse Vereniging van Makelaars – Dutch Association of Real Estate Agents), VBO (Vereniging Bemiddeling Onroerend Goed – Association of Real Estate Brokers), VastgoedPRO (Association of Real Estate Professionals) or NVR (Nederlandse Vereniging van Rentmeesters).

Consumer lending portfolio – cover values

The below tables show the values of different covers and the VTL split between performing and non-performing loans.

Cover values including guarantees received - Consumer lending portfolio – 2017
		Cover type					Value to Loan
	Outstandings	Mortgages	Eligible Financial Collateral	Other CRR/CRD IV eligible	Guarantees	Non CRR/CRD IV eligible	No Cover	>0% –25%	>25% –50%	>50% –75%	>75% –<100%	≥ 100%
Performing
Residential Mortgages (Private Individuals)	277,776	500,753	2,980	116	23,597	32,104	0.0%	0.0%	0.1%	1.2%	8.5%	90.2%
Residential Mortgages (SME) ¹	4,882	7,411	68	67	155	1,342	0.0%	0.4%	1.2%	1.6%	7.7%	89.1%
Other Consumer Lending	21,791	246	604	142	1,147	4,384	84.6%	0.3%	0.1%	0.2%	0.7%	14.1%

Total Performing	304,449	508,409	3,652	325	24,900	37,830	6.1%	0.1%	0.1%	1.1%	7.9%	84.7%
Non-performing
Residential Mortgages (Private Individuals)	2,883	4,046	26	4	211	646	0.8%	0.2%	0.6%	4.1%	18.9%	75.4%
Residential Mortgages (SME) ¹	159	249	0	5	10	21	0.7%	1.9%	0.6%	1.8%	10.7%	84.2%
Other Consumer Lending	857	6	1	4	9	53	95.6%	0.3%	0.1%	0.2%	0.7%	3.0%

Total Non-performing	3,900	4,300	27	13	230	720	21.6%	0.3%	0.5%	3.1%	14.6%	59.9%

Total Consumer Lending	308,349	512,709	3,680	338	25,130	38,551	6.3%	0.1%	0.1%	1.1%	8.0%	84.4%

[1]	Consists mainly of residential mortgages to small one man business clients

Cover values including guarantees received - Consumer lending portfolio – 2016
		Cover type					Value to Loan
	Outstandings	Mortgages	Eligible Financial Collateral	Other CRR/CRD IV eligible	Guarantees	Non CRR/ CRD IV eligible	No Cover	>0% –25%	>25% –50%	>50% –75%	>75% – <100%	≥ 100%
Performing
Residential Mortgages (Private Individuals)	276,412	473,271	2,754	136	24,664	29,421	0.0%	0.1%	0.1%	1.4%	13.4%	85.0%
Residential Mortgages (SME) ¹	4,439	6,911	62	70	145	827	0.0%	0.4%	0.4%	1.3%	8.6%	89.3%

Other Consumer Lending	19,448	1,599	647	167	761	3,939	83.6%	0.3%	0.2%	0.3%	1.0%	14.6%

Total Performing	300,299	481,781	3,463	373	25,570	34,187	5.4%	0.1%	0.1%	1.3%	12.5%	80.6%
Non-performing
Residential Mortgages (Private Individuals)	3,197	4,097	29	5	255	567	0.5%	0.3%	0.8%	6.1%	27.4%	64.9%
Residential Mortgages (SME) ¹	176	265	1	10	10	25	0.8%	0.3%	1.1%	2.1%	13.4%	82.3%

Other Consumer Lending	776	13	1	3	11	60	94.1%	0.4%	0.2%	0.3%	1.1%	3.9%

Total Non-performing	4,149	4,375	31	18	276	652	18.0%	0.3%	0.7%	4.8%	21.9%	54.3%

Total Consumer Lending	304,448	486,156	3,494	391	25,846	34,839	5.6%	0.1%	0.1%	1.4%	12.7%	80.1%

[1]	Consists mainly of residential mortgages to small one man business clients

The collateralisation of the consumer lending portfolio continued to improve over the year 2017. The rise in collateralisation levels was due to improved housing prices, seen over different mortgage markets, driven by the Netherlands as main market.

ING Bank’s residential mortgage outstandings increased mainly in Australia, Germany and Spain where the coverage ratio is nearly 100% and which further improved the VTL distribution. Mortgage outstandings in the Netherlands continued to decrease due to repayments combined with the run-off and transfer of WU Bank mortgages to NN Bank. Overall NPLs have shown a substantial improvement, especially in the Netherlands.

For the residential mortgages portfolio, the cover type guarantees relates to mortgages covered by governmental insurers under the Nationale Hypotheek Garantie (NHG) in the Netherlands. The NHG guarantees the repayment of a loan in case of a forced property sale.

Business lending portfolio

Business lending accounts for 41.4% of ING Bank’s total outstandings. In line with our objective to give stakeholders insight into the portfolio, we present the business lending portfolio per industry breakdown in accordance with the NAICS definition and per region and main market. Business Lending presented in this section does not include pre-settlement, investment and money market exposures, which are outlined in the next sections.

Business lending per economic sector

Cover values including guarantees received - Business lending portfolio – 2017
		Cover type					Value to Loan
Industry	Outstandings	Mortgages	Eligible Financial Collateral	Other CRR/CRD IV eligible	Guarantees	Non CRR/ CRD IV eligible	No Cover	>0% –25%	>25% –50%	>50% –75%	>75% – <100%	≥ 100%
Natural Resources	50,754	1,090	2,359	20,529	16,162	18,501	32.6%	12.4%	10.5%	10.7%	9.2%	24.6%
Real Estate	49,098	81,749	1,641	1,363	7,179	8,084	6.4%	1.1%	0.9%	3.2%	9.3%	79.2%
Transportation & Logistics	26,352	3,151	139	21,428	6,983	7,734	19.2%	5.0%	1.3%	4.5%	12.9%	57.2%
Commercial Banks	26,265	324	126	2,370	1,624	746	86.2%	1.1%	0.2%	1.0%	2.3%	9.1%
Services	21,369	8,747	2,800	4,318	7,148	12,315	34.8%	4.0%	4.2%	5.8%	9.1%	42.1%
Food, Beverages & Personal Care	18,739	7,170	269	7,791	7,529	15,287	26.2%	4.2%	5.2%	10.7%	11.6%	42.1%
General Industries	18,711	4,676	210	6,529	6,152	12,169	36.9%	3.4%	6.0%	7.7%	8.5%	37.5%
Non-Bank Financial Institutions	17,394	1,774	5,362	13,018	5,070	10,255	36.4%	6.2%	5.0%	8.9%	2.6%	41.0%
Chemicals, Health & Pharmaceuticals	14,905	8,159	240	3,381	3,171	7,239	36.3%	2.6%	3.3%	7.6%	12.1%	38.0%
Builders & Contractors [1]	14,242	6,517	230	4,789	4,535	7,886	35.4%	4.2%	5.0%	6.0%	8.9%	40.4%
Utilities	13,503	777	911	4,134	3,920	6,325	39.7%	8.7%	3.3%	4.8%	6.4%	37.1%
Others [2]	48,821	10,534	899	9,918	21,302	22,444	49.7%	5.3%	4.4%	4.4%	8.3%	27.9%

Total Business Lending	320,153	134,667	15,185	99,569	90,777	128,985	35.3%	5.2%	4.3%	6.1%	8.6%	40.6%
of which Total Non-performing	8,531	4,132	441	3,261	2,947	2,877	0.23	3.9%	6.1%	7.3%	17.0%	42.4%

[1]	In 2017 the sector ‘builders and constructors’ is shown seperately.
[2]	‘Others’ comprises industries with outstandings below EUR 13 billion.

Cover values including guarantees received - Business lending portfolio – 2016
		Cover type					Value to Loan
Industry	Out- standings	Mort- gages	Eligible Financial Collateral	Other CRR/CRD IV eligible	Guarantees	Non CRR/ CRD IV eligible	No Cover	>0% –25%	>25% –50%	>50% –75%	>75% – <100%	≥ 100%
Natural Resources	50,402	3,810	3,399	19,543	20,014	23,022	22.2%	8.7%	15.3%	15.1%	15.5%	23.2%
Real Estate	45,974	72,471	1,685	1,166	7,610	8,534	5.7%	1.5%	1.4%	4.8%	12.5%	74.1%
Transportation & Logistics	28,168	3,336	405	22,486	9,125	8,475	19.0%	3.7%	3.2%	5.6%	14.6%	53.9%
Commercial Banks	22,025	336	220	1,622	1,732	1,039	86.7%	1.9%	1.3%	0.7%	1.4%	8.0%
Services	19,252	9,010	1,389	5,420	6,034	10,369	32.4%	3.4%	5.0%	7.5%	10.9%	40.8%
Food, Beverages & Personal Care	18,158	6,942	611	7,459	6,813	15,678	26.9%	3.4%	5.8%	11.1%	13.3%	39.5%
Non-Bank Financial Institutions	17,211	1,885	6,060	5,338	7,268	9,075	35.5%	8.7%	6.0%	7.0%	6.1%	36.7%
General Industries	17,082	4,988	278	5,852	6,658	11,781	31.5%	3.8%	7.3%	6.8%	9.6%	41.0%
Chemicals, Health & Pharmaceuticals	14,732	7,636	227	3,458	3,342	7,233	34.7%	3.1%	5.6%	10.6%	12.5%	33.5%
Utilities	13,160	1,359	1,167	3,309	4,306	7,354	40.9%	5.8%	2.9%	3.4%	6.1%	40.9%
Others ¹	64,231	16,805	1,563	13,551	25,657	30,112	51.3%	2.5%	5.2%	5.5%	8.3%	27.2%

Total Business Lending	310,395	128,578	17,004	89,204	98,559	132,672	33.6%	4.1%	5.9%	7.4%	10.6%	38.3%
of which Total Non-performing	9,438	4,352	293	3,210	3,961	3,705	24.1%	4.4%	6.4%	14.2%	13.8%	37.2%

[1]	‘Others’ comprises industries with outstandings below EUR 13 billion.

Total business lending outstandings increased by EUR 9.8 billion, after accounting for a decline due to an FX impact of EUR 14.5 billion following the depreciation of the US Dollar. The largest increase in outstandings is visible in Commercial Banks (19.2%) mainly driven by growth in trade related transactions, followed by Real Estate and Services. The largest decrease was observed in Transportation & Logistics where outstandings as well as covers declined, mainly seen in Energy Transportation in the Netherlands and United States.

Similar to the retail lending portfolio, the risk profile of the business lending portfolio continued improving in 2017. Lower NPLs and increased levels of collateralisation contributed to this improvement. The cover values of Real Estate (traditionally a well collateralised sector) further improved during 2017. New transactions were done on more conservative collateral terms and improved values in real estate markets further helped to boost the total coverage in Real Estate. The major part of the overall decrease in non-performing outstandings was in the Real Estate and Telecom (part of Others) industries while an increase was observed in Natural Recourses.

Business lending per region

Cover values including guarantees received - Business lending portfolio – 2017
			Cover type					Value to Loan
	Region	Out- standings	Mort- gages	Eligible Financial Collateral	Other CRR/CRD IV eligible	Guaran- tees	Non CRR/ CRD IV eligible	No Cover	>0% –25%	>25% –50%	>50% –75%	>75% – <100%	≥ 100%
	Africa	2,713	10	60	238	2,007	608	26.0%	3.7%	3.2%	9.0%	19.8%	38.2%
	America	40,603	4,819	4,504	29,677	6,712	18,799	35.0%	3.5%	5.0%	7.4%	8.4%	40.7%
	Asia	41,100	670	1,343	12,319	15,126	9,061	45.8%	10.2%	6.1%	6.4%	4.7%	26.9%
	Australia	5,578	4,266	49	1,018	685	857	34.8%	1.3%	3.4%	4.6%	7.3%	48.6%
	Belgium	46,993	32,474	1,280	6,483	18,514	27,670	27.5%	1.9%	2.7%	4.7%	6.4%	56.8%
Europe	Germany	11,952	2,067	41	575	1,485	3,400	56.3%	4.6%	4.3%	4.3%	3.6%	26.8%
	Netherlands	62,391	51,973	2,406	24,229	8,233	13,005	26.5%	2.8%	3.5%	7.7%	15.1%	44.3%
	Rest of Europe	108,822	38,389	5,502	25,029	38,014	55,585	37.8%	6.9%	4.7%	5.3%	7.6%	37.7%

	Total Business Lending	320,153	134,667	15,185	99,569	90,777	128,985	35.3%	5.2%	4.3%	6.1%	8.6%	40.6%
	of which Non-performing	8,531	4,132	441	3,261	2,947	2,877	23.2%	3.9%	6.1%	7.3%	17.0%	42.4%

Cover values including guarantees received - Business lending portfolio – 2016
			Cover type					Value to Loan
Region		Out- standings	Mort- gages	Eligible Financial Collateral	Other CRR/CRD IV eligible	Guaran- tees	Non CRR/ CRD IV eligible	No Cover	>0% –25%	>25% –50%	>50% –75%	>75% – <100%	≥ 100%
Africa		2,533	14	158	922	2,142	645	17.5%	10.7%	5.2%	10.8%	22.6%	33.2%
America		40,096	5,484	4,416	21,080	10,090	21,611	35.8%	4.8%	4.8%	6.7%	12.6%	35.3%
Asia		39,455	1,087	1,395	12,182	17,381	9,643	37.2%	7.2%	10.1%	7.9%	9.9%	27.7%
Australia		5,394	3,603	11	947	885	769	24.3%	9.4%	5.6%	1.0%	8.2%	51.5%
	Belgium	44,815	30,807	1,655	6,287	18,249	27,038	28.7%	2.2%	2.9%	4.2%	7.2%	54.8%
Europe	Germany	8,777	1,587	300	688	1,402	3,191	51.8%	2.7%	2.5%	5.2%	1.1%	36.7%
	Netherlands	63,597	47,941	3,007	23,451	7,990	14,849	26.5%	2.2%	4.5%	11.7%	18.0%	37.1%
	Rest of Europe	105,728	38,055	6,062	23,647	40,420	54,926	37.2%	4.3%	7.2%	6.6%	8.0%	36.7%

Total Business Lending		310,395	128,578	17,004	89,204	98,559	132,672	33.6%	4.1%	5.9%	7.4%	10.7%	38.3%
of which Non-performing		9,438	4,352	293	3,210	3,961	3,705	24.1%	4.4%	6.4%	14.2%	13.8%	37.1%

The two tables above provide the collateralisation of ING Bank’s business lending portfolio with a breakdown per geographical region or main market, which are defined based on the residence of the borrowers. The total increase in the business lending portfolio is in line with the increase in covers. Largest increases in outstandings were seen in Germany, Belgium Rest of Europe (mainly Poland and France) and Asia.

The increase in Germany was due to a large increase in central bank deposits. As these deposits are not collateralised this increase had no influence on the total cover amounts. The Rest of Europe increase was mainly observed in Poland C&FI Lending, while the largest increases in France were observed in C&FI Lending and Real Estate. The increase in Asia was driven by trade related transactions in Wholesale Banking Transaction Services despite the decreasing impact from FX changes. The depreciation of the US Dollar impacted the Asian and American Structured Finance portfolios which are primarily denominated in US Dollars.

Pre-settlement portfolio

ING uses various market pricing and measurement techniques to determine the amount of credit risk on pre-settlement activities. These techniques estimate ING’s potential future exposure on individual and portfolios of trades. Master agreements and collateral agreements are frequently entered into to reduce these credit risks.

ING matches trades with similar characteristics to determine their eligibility for offsetting. This offsetting effect is called ‘compensation’. Therefore, ING reduces the amount by any legal netting that may be permitted under various types of Master Agreements, such as ISDA Master Agreements, Global Master Repurchase Agreements (GMRA), Global Master Securities Lending Agreements (GMSLA), etc. Lastly, the amount is further reduced by any collateral that is held by ING under Credit Support Annexes (CSAs) or other similar agreements.

The use of Central Clearing Parties (CCPs) is becoming more important for the derivatives business and as a consequence the credit risk is shifting from Counterparties to CCPs. In 2017, the notional Pre-Settlement exposure that was cleared via CCPs formed 56.8% of the total notional (55.5% in 2016).

As part of its securities financing business, ING entities actively enter into agreements to sell and buy back marketable securities. These transactions can take many legal forms. Repurchase and reverse repurchase agreements, buy/sell-back and sell/buyback agreements, and securities borrowing and lending agreements are the most common. As a general rule, the marketable securities that have been received under these transactions are eligible to be resold or re-pledged in other (similar) transactions. ING is obliged to return equivalent securities in such cases.

The table below represents the different types of exposures in 2017 and 2016.

•	The ‘Gross MtM before netting and collateral’ is the exposure calculated in accordance with the Current Exposure Method (CEM, which in the EU regulation is referred to as the Mark-to-Market method) without accounting for any netting or collateral benefit;

•	The ‘MtM after netting’ is the exposure, according to the CEM, taking into account the benefit of legally enforceable netting agreements (e.g. ISDAs), but without considering the benefit of margin collateral (e.g. CSAs);

•	The ‘MtM after netting and collateral’ is the exposure according to the CEM, taking into account both the benefit of netting and marginal collateral. In other words, the gap between the ‘MtM after netting’ and ‘MtM after netting and collateral’ is the liquid collateral (cash and securities); and

•	The outstandings column represents CEM exposure (MtM after netting plus the Potential Future Exposure - PFE) at a 97.5% confidence level for derivatives and securities.

Pre-settlement portfolio
		2017				2016
Region		Gross MtM before netting and collateral	MtM after netting	MtM after netting and collateral	Outstandings	Gross MtM before netting and collateral	MtM after netting	MtM after netting and collateral	Outstandings
Africa		107	96	85	119	84	49	47	89
America		21,296	10,864	6,846	7,690	20,866	10,891	6,549	9,241
Asia		7,150	3,663	3,020	3,542	8,318	4,743	3,558	3,918
Australia		483	264	241	532	537	303	228	492
	Belgium	5,165	3,761	2,880	2,215	5,463	3,368	2,871	2,455
	Germany	4,481	2,091	1,397	2,264	5,300	2,757	1,842	3,479
Europe	Netherlands	6,701	4,174	2,771	4,062	9,146	5,859	3,741	4,848
	Rest of Europe	104,788	22,404	17,637	24,260	124,173	31,656	26,648	25,481

Total Pre-settlement		150,171	47,316	34,877	44,685	173,887	59,626	45,484	50,003
of which Non-performing		23	25	25	29	37	36	36	36

During 2017 the pre-settlement portfolio decreased when expressed in terms of outstandings. The pre-settlement portfolio was mainly concentrated in rest of Europe to a central counterparty clearinghouse and commercial banks in the UK, mostly consisting of interest rate derivatives. The decrease in gross MtM before netting and collateral was also observed in this derivatives portfolio.

Credit quality

Following, the somewhat higher credit risk levels seen as a result of the financial crisis and economic downturn, credit quality has been improving since 2014 and also continued the improving trend in 2017.

Credit risk categories
	Regular	Watch List	Restructuring [1]	Non-performing [1]
Possible ratings	1–19	1–19	11–20	20–22
Typical ratings	1–14	15–17	18–20	20–22
Deterioration in risk	Not significant	Significant	Significant	Significant
Significant intervention	Not required	Not required	Required	Required
Includes impairments	No	No	Yes	Yes
Account Ownership	Front Office	Front Office	Front Office	Front Office
Credit Risk Management	Regular	Regular	Credit Restructuring	Credit Restructuring
Primary Manager	Front Office	Front Office	Credit Restructuring	Credit Restructuring
Accounting provisioning	IBNR	IBNR	IBNR/INSFA/ISFA	INSFA/ISFA

[1]	More information on the Restructuring and Non-performing categories can be found in the Credit restructuring section.

Credit quality: ING Bank portfolio, outstandings
	2017	2016
Neither past due nor non-performing	756,803	757,498
Consumer lending past due but performing (1–90 days)	4,352	3,970
Non-performing [1]	12,481	13,597

Total	773,636	775,065

[1]	Based on lending and investment activities

The credit quality of the ING portfolio improved with non-performing outstandings which continued to decrease. The decrease was mainly observed in Retail Netherlands and the Real Estate Finance portfolio. The reduction in the non-performing portfolio was due to write-offs combined with positive rating migration to the performing portfolio. The increase in the past due but performing portfolio mainly resulted from a change in the days count methodology related to IFRS 9.

Past due obligations

Retail Banking continuously measures its portfolio in terms of payment arrears and on a monthly basis it is determined if there are any significant changes in the level of arrears. This methodology is principally extended to loans to private individuals, such as residential mortgage loans, car loans, and other consumer loans. An obligation is considered ‘past due’ if a payment of interest or principal is more than one day late. ING aims to help its customers as soon as they are past due by communicating (e-mail, SMS, letter or outbound call) to remind them on their payment obligations. In its contacts with the customers, ING aims to solve the (potential) financial difficulties by offering a range of measures (e.g. payment arrangements, restructuring). If the issues cannot be cured, for example because the customer is not able or not willing to pay, the contract is sent to the recovery unit. The facility is downgraded to risk rating 20 (non-performing) when arrears exceed 90 days past due and to risk rating 21 or 22 (no more cure) when the contract is terminated. The table below captures all past due exposures starting from day 1.

Aging analysis (past due but performing): ING Bank consumer lending portfolio, outstandings [1]
	2017	2016
Past due for 1–30 days	3,464	3,368
Past due for 31–60 days	724	532
Past due for 61–90 days	163	70

Total	4,352	3,970

[1]	Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.

Total past due exposure for consumer loans increased by EUR 0.4 billion. The deterioration in past due obligations was a result of the change in the days count methodology related to IFRS 9 and was mainly seen in the 31-60 days bucket and the 61-90 days. The increase in the 1-30 days bucket was driven by increased residential mortgage exposure in Netherlands Retail and Poland Retail, the increase was offset by a decrease in past due exposure in Australia.

Aging analysis (past due but performing): ING Bank consumer lending portfolio by geographic area, outstandings [1]
				2017	2016
Region		Residential Mortgages	Other retail	Total	Total
Africa		1	0	1	1
America		3	0	3	2
Asia		1	0	1	2
Australia		251	0	251	540
Europe	Belgium	1,123	547	1,671	1,444
	Germany	407	89	497	251
	Netherlands	1,028	35	1,062	947
	Rest of Europe	411	455	866	783

Total		3,225	1,127	4,352	3,970

[1]	Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.

Wholesale Banking: for business loans (governments, institutions, and corporates), ING classifies the relevant obligors as non-performing when any of the following default triggers occurs:

•	The borrower has failed in the payment of principal or interest/fees and such payment failure has remained unresolved for the following period:

•	Corporates: more than 90 days; and

•	Financial Institutions and Governments: from day 1, however, a research period of 14 calendar days will be observed in order for ING to establish whether the payment default was due to non-operational reasons (i.e. the deteriorated credit quality of the financial institution) or due to operational reasons. The latter does not trigger default.

•	ING believes the borrower is unlikely to pay: the borrower has evidenced significant financial difficulty, to the extent that it will have a negative impact on the future cash flows of the financial asset. The following events could be seen as examples of financial difficulty indicators:

(1) The borrower (or third party) has started insolvency proceedings.

(2) NPL status of a group company/co-borrower.

(3) Significant fraud (affecting the company’s ability to service its debt)

(4) There is doubt as to the borrowers’ ability to generate stable and sufficient cash flows to service its debt.

(5) Restructuring of debt

•	ING has granted concessions relating to the borrower’s financial difficulty, the effect of which is a reduction in expected future cash flows of the financial asset below current carrying amount.

Wholesale Banking has an individual name approach, using Early Warnings indicators to signal possible future issues in debt service.

Credit restructuring

Global Credit Restructuring (GCR) is the dedicated and independent department that deals with non-performing loans and loans that hold a reasonable probability that ING will end up with a loss, if no specific action is taken. GCR deals with accounts or portfolios requiring an active approach, which may include renegotiation of terms & conditions and business or financial restructuring. This concerns mainly WB clients. The loans are managed by GCR or by units in the various regions and business units.

ING uses three distinct statuses in categorizing the management of clients with (perceived) deteriorating credit risk profile, i.e. there is doubt as to the performance and the collectability of the client’s contractual obligations:

•	Watch List: Usually, a client is first classified as Watch List when there are concerns of any (potential or material) deterioration in the credit risk profile that might affect the ability of the client to adhere to its debt service obligations or to refinance its existing loans. Watch List status requires more than usual attention, increased monitoring and quarterly reviews. Some clients with a Watch List status may develop into a Restructuring status or even a Recovery status.

•	Restructuring: A client is classified as Restructuring when there are concerns about the client’s financial stability, credit worthiness and/or its ability to repay, but where the situation does not call for recalling or acceleration of facilities or liquidating the collateral. ING’s actions aim to maintain the going concern status of the client by:

•	Restoring the client’s financial stability;

•	Supporting the client’s turnaround;

•	Restoring the balance between debt and equity; and

•	Restructuring the debt to a sustainable situation.

•	Recovery: A client is classified as in Recovery when ING and/or the client concludes that the client’s financial situation cannot be restored and a decision is made to end the (credit) relationship or even to enter into bankruptcy. ING will prefer an amicable exit, but will enforce and liquidate collateral or claim under the guarantees if deemed necessary.

Watch List, Restructuring and Recovery are discussed at least on a quarterly basis between Front Office, respective Credit Risk Management executives and GCR, at which time it may be decided to change the status of an account from Watch List to Restructuring or Recovery or vice versa.

Non-performing loans

ING’s loan portfolio is under constant review. Loans with past due financial obligations of more than 90 days are reclassified as non-performing. For commercial lending portfolios, there generally are reasons for declaring a loan non-performing prior to being 90 days past due. These reasons include, but are not limited to, ING’s assessment of the customer’s perceived inability to meet its financial obligations, or the customer filing for bankruptcy or bankruptcy protection.

The table below represents the breakdown by industry of credit risk outstanding for lending and investment positions that have been classified as non-performing.

Non-performing Loans: ING Bank portfolio, outstandings by economic sector
Industry	2017	2016
Private Individuals	4,094	4,382
Natural Resources	1,742	1,387
Real Estate	1,523	1,808
Transportation & Logistics	983	1,056
Builders & Contractors	863	955
General Industries	612	710
Services	578	689
Food, Beverages & Personal Care	570	705
Other ¹	1,516	1,905

Total	12,481	13,597

[1]	Economic sectors not specified in above overview are grouped in Other.

The overall amount of NPLs decreased in 2017, mainly witnessed in the Private Individuals and Real Estate sectors. The decrease in NPLs for Private Individuals was mainly due to the improved credit quality in the Retail Benelux portfolio as a result of the improved economic conditions in the Netherlands and Belgium. The decline in NPLs in the Real Estate sector was observed in Real Estate Finance Netherlands and was driven by both cures and write-offs. Other significant decreases were witnessed in Food, Beverages & Personal Care, General Industries, Services and Builders & Contractors. The overall decrease in NPLs was offset by an increase in NPLs in the Natural Resources portfolio, observed in Wholesale Banking Structured Finance Netherlands and Belgium, and was driven by a few clients becoming non-performing during 2017. The decreased NPLs in “Other” were driven by the industries Telecom, Retail, Automotive and Media.

Provisioning

Loan Loss Provisions (LLP) are calculated and accounted for in accordance with IFRS. LLP are reported for financial assets that are measured against amortised costs (loans and receivables, held-to-maturity investments). There are three types of LLP:

•	Individually Significant Financial Asset (ISFA) provisions: when there is objective evidence that a financial asset is defaulted as result of one or more prescribed default trigger events. In such cases, ING assigns a risk rating 20, 21 or 22. Specific provisions are calculated if the exposure to a borrower exceeds the threshold amount. The threshold amount varies per business unit, but generally is EUR 1 million. Provisions are calculated based on discounted future cash flows under 1 or more likely scenarios to arrive at a best estimate of future recoveries. Provisions are made on a quarterly basis.

•	Individually Not Significant Financial Asset (INSFA) provisions: are made for non-performing loans (ratings 20-22), if the exposure to a borrower is below the threshold amount. A collective model based approach is taken to determine these provisions; and

•	Incurred But Not Recognised (IBNR) provisions: are made for the ‘performing’ loan portfolio as an estimate or proxy for the losses/defaults that may have already occurred in the portfolio. The PD time horizon used in the calculation of IBNR provisions refers to the period during which an asset is impaired (in default), but not yet recognised as such - due to lack of objective evidence - and the moment that objective evidence of impairment occurs and becomes available to ING (‘loss emergence period’).

ISFA, INSFA and IBNR provisions are reported and calculated by using common standards across ING. In case there is objective evidence that one of the default triggers is applicable, ISFA or INSFA provisions are calculated. An analysis takes place on a quarterly basis in order to determine the appropriate level of LLP and Risk Costs. The ING Provisioning Committee (IPC) discusses and approves the LLP for ING, on the basis of proposals originating from ING’s business units.

At the end of 2017, ING Bank held specific (ISFA) and collective provisions (INSFA) of EUR 2,511 million and EUR 1,391 million, respectively (2016: EUR 3,044 million and EUR 1,443 million, respectively), representing the difference between the amortised cost of the portfolio and the estimated recoverable amount discounted at the effective rate of interest. In addition, there was EUR 726 million (2016: EUR 821 million) in provisions (IBNR) against the performing portfolio.

Provisions: ING Bank portfolio [1,2]
	Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Total ING Bank
	2017	2016	2017	2016	2017	2016	2017	2016
Opening Balance	2,147	2,371	1,884	2,199	1,277	1,216	5,308	5,786
Amounts written off	–566	–625	–519	–681	–194	–188	–1,279	–1,494
Recoveries of amounts written off	3	49	53	38	3	7	59	94
Net addition to loan loss provisions	284	367	117	347	274	260	676	974
Exchange rate or other movements	–92	–15	–2	–19	–42	–18	–136	–52

Closing Balance	1,776	2,147	1,533	1,884	1,318	1,277	4,628	5,308

[1]	At the end of 2017, the stock of provisions included provisions for amounts due from banks: EUR 8 million (2016: EUR 11 million).
[2]	Includes EUR 104 million provisions for contingent liabilities (2016: EUR 119 million).

The favourable trend in risk costs continued during the year 2017. ING Bank recorded EUR 676 million of risk costs in 2017, down from EUR 974 million in 2016. Risk costs improved to 22 basis points of the average RWA (2016: 31 basis points). The total stock of provisions decreased by EUR 0.7 billion to EUR 4.6 billion as net additions were more than offset by amounts written off. The provisions coverage ratio decreased to 37.1% (2016: 39.0%) driven by a stronger decrease in provisions than a decline in non-performing loan outstandings.

The Retail Benelux and Wholesale Banking portfolios continued to improve and were the contributors to the decline in the stock of provisions. Retail risk costs were substantially lower in Retail Netherlands due to improved macro-economic and Dutch housing market conditions. In Wholesale Banking, risks costs were lower as a result of significant releases combined with limited increases. The lower stock of provisions was mainly observed in Real Estate Finance and the Netherlands Wholesale Banking portfolio, which was partly offset by increased provisions in the Belux Wholesale Banking loan book. The Retail Challengers & Growth Markets increase in stock of provisions was mainly observed in Poland and Spain, which was partly offset by a decrease in Germany.

Challenges continued in the shipping industries and oil & gas while on the other hand, improved risk profiles were witnessed in other portfolios of the bank such as the residential mortgages portfolio.

Large parts of the investment portfolio are not accounted for at amortised costs and therefore out of scope for LLP. Instead, these assets are evaluated for impairment. The ING Bank Impairment Meeting is held quarterly and reviews all assets that are subject to an IFRS-EU impairment test.

As of 1 January 2018, the IFRS 9 accounting rules on loan loss provisioning will be implemented. These accounting rules will not change the actual credit losses, but will have an impact on the timing of the reflection of these losses in the P&L. Where in current accounting practice loan loss provisions are booked from the moment losses are incurred, under IFRS 9 loan loss provisions are booked given expected losses. More specifically, loan loss provisioning becomes more forward-looking under IFRS 9 partly due to the fact that provisions will be based on the macroeconomic outlook. Furthermore, loan loss provisioning will be calculated on lifetime expected losses for assets that have been significantly deteriorated in credit quality. As a result of these elements, loan loss provisioning in the P&L could become more volatile.

Forbearance

Forbearance occurs when a client is considered to be unable to meet its financial commitments under the contract due to financial difficulties and ING decides to grant concessions towards the client. Forborne exposures are exposures in respect of which forbearance measures have been granted. Forbearance measures can be either modifications to existing contractual terms and conditions or total or partial refinancing. Within ING, forbearance is based on the European Implementing Technical Standards.

To identify forbearance, ING assesses clients with Early Warning Signals, Watch List, Restructuring, Default or Recovery status. ING reviews the performance of forborne exposures at least quarterly, either on a case-by-case (business) or on a portfolio (retail) basis.

For corporate customers, ING applies forbearance measures to support clients with fundamentally sound business models that are experiencing temporary difficulties. The aim is to maximise the repayment ability of the clients.

For ING retail units, clear criteria have been established to determine whether a client is eligible for forbearance – generally as part of an automated process. Specific approval mandates are in place to approve the measures, as well as procedures to manage, monitor and report the forbearance activities.

Exposures with forbearance measures can be either performing (Risk Ratings 1-19) or non-performing (Risk Ratings 20-22). ING applies criteria to move forborne exposures from non-performing to performing as well as criteria to remove the forbearance status that are consistent with the corresponding EBA standards. An exposure is reported as forborne for a minimum of two years, plus a probation period of one year is observed for forborne exposures to move from non-performing back to performing.

ING Bank: Summary Forborne assets [1]
	2017				2016
Business Line	Forborne assets	Of which: Performing	Of which: Non-Performing	% of total portfolio	Forborne assets	Of which: Performing	Of which: Non-Performing	% of total portfolio
Wholesale Banking	6,162	2,776	3,386	2.1%	7,776	3,978	3,799	2.7%
Retail Banking	5,657	3,074	2,583	1.3%	7,104	3,944	3,159	1.7%

Total	11,819	5,849	5,969	1.6%	14,880	7,922	6,958	2.1%

[1]	Undrawn commitments are excluded.

ING implemented its forbearance policy in 2014. In 2016 based on a detailed re-assessment of the relevant standards set by EBA and subsequent regulatory guidance, ING tightened the definitions under its forbearance policy. As a result of these revisions in definition and scope, performing forborne exposure recognized by ING increased significantly in 2016 as measures taken in previous periods were then recognized as forbearance. Examples of measures taken were commercially justifiable measures, modifications of covenants as well as waivers of covenant breaches.

Due to further refinement of aforementioned policy, recognition of forborne assets has been changed from client level to facility level as a result of which forborne assets have substantially reduced.

ING’s forborne assets decreased by EUR 3.1 billion (21%) to EUR 11.8 billion per 2017, of which Wholesale Banking decreased by EUR 1.6 billion and Retail Banking decreased by EUR 1.4 billion.

Wholesale Banking

As per end of December 2017, Wholesale Banking forborne assets amounted to a total of EUR 6.2 billion, which represented 2.1% of the total Wholesale Banking portfolio.

Wholesale Banking: Forborne assets by geographical area [1]
		2017			2016
Region		Forborne assets	Of which: Performing	Of which: Non-Performing	Forborne assets	Of which: Performing	Of which: Non-Performing
	Netherlands	1,593	816	777	2,200	1,100	1,100
	Belgium	223	105	118	245	103	142
Europe	Germany	45	23	22	41	13	28
	Rest of Europe	2,456	867	1,589	3,016	1,496	1,521
Africa		156	84	72	197	112	85
America		1,212	584	628	1,387	709	678
Asia		428	291	137	663	445	218
Australia		49	7	42	27	0	27

Total		6,162	2,776	3,386	7,776	3,978	3,799

[1]	Undrawn commitments are excluded.

The main concentration of forborne assets in a single country was in the Netherlands with 26% (2016: 28%) of the total Wholesale Banking forborne assets. Wholesale Banking forborne assets decreased by EUR 1.6 billion compared to 2016, of which performing EUR 1.2 billion and non-performing EUR 0.4 billion. Underlying, main changes were in the Netherlands and Asia where forborne assets decreased by EUR 0.6 billion and EUR 0.2 billion respectively. The decrease in the Netherlands was mainly driven by repayments and write offs, the decrease in Asia was mainly visible in Transportation & Logistics (EUR 0.1 billion) and Natural Resources (EUR 0.1 billion), driven by the respective Shipping and Oil & Gas portfolio’s.

Wholesale Banking: Forborne assets by economic sector [1]
	2017			2016
Industry	Forborne assets	Of which: Performing	Of which: Non-Performing	Forborne assets	Of which: Performing	Of which: Non-Performing
Natural Resources	1,995	743	1,251	2,385	1,232	1,152
Real Estate	1,467	824	643	1,775	1,015	759
Transportation & Logistics	988	398	590	1,319	685	634
Builders & Contractors	435	174	261	429	269	160
General Industries	329	140	189	411	112	299
Services	289	137	151	414	198	216
Food, Beverages & Personal Care	199	139	60	207	141	66
Utilities	177	9	168	259	58	201
Retail	82	56	26	49	18	31
Chemicals, Health & Pharmaceuticals	56	52	4	76	65	11
Non-Bank Financial Institutions	51	49	3	12	7	5
Telecom	39	14	25	152	39	114
Other	55	40	15	290	139	150

Total	6,162	2,776	3,386	7,776	3,978	3,799

[1]	Undrawn commitments are excluded.

Wholesale Banking forborne assets were mainly concentrated in Natural Resources, Real Estate and Transportation & Logistics. Together they accounted for 72% (2016: 70%) of the total Wholesale Banking forborne assets and 73% (2016: 67%) of the total Wholesale Banking non-performing forborne assets. Decreases in forborne assets were mainly in the Natural Resources (EUR 0.4 billion), Real Estate (EUR 0.3 billion) and Transportation & Logistics (EUR 0.3 billion) industries.

Retail Banking

As per end of December 2017, Retail Banking forborne assets amounted to a total of EUR 5.7 billion, which represented 1.3% of the total Retail Banking portfolio.

Retail Banking: Forborne assets by geographical area [1]
		2017			2016
Region		Forborne assets	Of which: Performing	Of which: Non-Performing	Forborne assets	Of which: Performing	Of which: Non-Performing
Europe	Netherlands	3,036	1,727	1,309	4,301	2,395	1,906
	Belgium	1,096	399	697	1,139	418	721
	Germany	541	432	109	644	511	132
	Rest of Europe	639	342	297	651	335	317
Africa		1	0	1	1	0	1
America		1	0	1	3	0	2
Asia		2	2	0	1	0	1
Australia		342	172	170	364	285	79

Total		5,657	3,074	2,583	7,104	3,944	3,159

[1]	Undrawn commitments are excluded.

The main concentration of forborne assets in a single country was in the Netherlands with 54% of the total Retail Banking forborne assets (2016: 61%) and 51% of the non-performing forborne assets (2016: 60%). Retail banking forborne assets decreased by EUR 1.4 billion compared to 2016, and was mainly visible in consumer lending and mortgages. Specifically forborne assets decreased by EUR 0.6 billion in the Dutch Residential mortgage portfolio. Due to a continued improved economic environment, visible by the increasing house prices and improved credit worthiness of our clients.

Securitisations

ING primarily plays three roles in its exposure to securitisations programs which are:

ING as Investor

ING’s goal is to maintain a portfolio of high quality liquid assets that meets the regulatory requirements of CRR/CRD IV and the Delegated Act of October 2014 regarding liquidity. ING invests in high quality Asset Backed Securities (ABS) keeping close track of the securitisation investment positions via monthly monitoring reports and weekly update calls. Additionally, ING may invest in securitisation positions in order to facilitate client business from its Disintermediation & Asset Securitisation unit.

ING as Originator

ING occasionally originates its own securitisation transactions for economic and regulatory capital purposes, as well as liquidity and funding purposes. Securitisations originated by a company may only be considered for balance sheet de-recognition when the requirements for significant credit risk transfer have been fulfilled. ING has executed a very limited number of external transactions as originator.

ING as Sponsor

In the normal course of business, ING structures financing transactions for its clients by assisting them in obtaining sources of liquidity by selling the clients’ receivables or other financial assets to a special purpose vehicle (SPV). Senior positions in these transactions are often funded by the ING administered multi-seller asset backed commercial paper (ABCP) conduit Mont Blanc Capital Corp. (rated A-1/P-1). Mont Blanc Capital Corp. funds itself externally in the ABCP markets. In its role as administrative agent, ING facilitates these transactions by providing structuring, accounting, funding and operations services. ING also provides support facilities (liquidity facilities) backing the transactions funded by the conduit. Mont Blanc is fully consolidated into the ING annual accounts.

Market risk

Introduction

Market risk is the risk that movements in market variables, such as interest rates, equity prices, foreign exchange rates, credit spreads and real estate prices negatively impact the bank’s earnings, capital, market value or liquidity position. Market risk either arises through positions in banking books or trading books. The banking book positions are intended to be held for the long-term (or until maturity) or for the purpose of hedging other banking book positions. The trading book positions are typically held with a short-term trading intent or in order to hedge other positions in the trading book. This means that financial instruments in the trading books should be free of restrictions on their tradability. Policies and processes are in place to monitor inclusion of positions into either a trading or a banking book and transfer of risk from trading to banking book and vice versa.

ING recognises the importance of sound market risk management and bases its market risk management framework on the approach to identify, assess, control and manage market risks. The approach consists of a cycle of five recurring activities: risk identification, risk assessment, risk control, risk monitoring and risk reporting.

•	Risk identification is a joint effort of the first and second line of defence (the ‘three lines of defence governance’ model is explained in the risk governance paragraph of the general risk management section). Its goal is to detect potential new risks and changes in known risks;

•	Identified risks are assessed and measured by means of various risk metrics to determine the importance of the risk to ING and subsequently to identify the control measures needed;

•	Control measures used by ING include policies, procedures, minimum standards, limit frameworks, buffers and stress tests;

•	An important element of risk management is to continuously monitor whether the implemented risk controls are executed and complied with and check that the controls are effective; and

•	Market risk management results and findings are reported to the governing departments and approval bodies.

Governance

A governance framework has been established defining specific roles and responsibilities of business management units, market risk management units and internal approval bodies per activity.

Supervision of market risk falls under responsibility of the Management Board Banking (MBB) and is delegated to the ALCO function, where ALCO Bank is the highest approval authority and sets the market risk appetite. ALCO Bank monitors adherence to the risk appetite for market risk and sets additional limits where appropriate. These limits are cascaded through the organisation through lower level ALCO’s. This ALCO structure facilitates top-down risk management, limit setting and the monitoring and control of market risk.

Monitoring and control of market risk are within the responsibilities of FR and Financial Institutions – Financial Markets (FI-FM) Risk. FR and FI-FM Risk are the designated departments of the second line of defence, independent from the first line of defence (front office) that report to the CRO function and that are responsible for the design and execution of the bank’s market risk and counterparty credit risk management functions in support of the ALCO function. FR focuses on the market risks in the banking books, the Capital Management department and the Bank Treasury department, whereas FI-FM is responsible for counterparty credit risk and market risks resulting from the Financial Markets trading books. FR and FI-FM Risk are responsible for determining adequate policies and procedures for actively managing market risk in banking and trading books and for monitoring the compliance with these guidelines.

Besides monitoring and control of market risk, FR and FI-FM maintain a limit framework in line with ING’s Risk Appetite Framework. The businesses are responsible for adhering to limits that are ultimately approved by ALCO Bank. Limit excesses are reported to senior management on a timely basis and the business is required to take appropriate actions to reduce the risk position. To adhere to the established limit framework, ING implements hedging and risk mitigation strategies that range from the use of traditional market instruments, such as interest rate swaps, to more sophisticated hedging strategies to address a combination of risk factors arising at the portfolio level.

The organisational structure facilitates top-down risk management by recognising that risk taking and risk management to a large extent occur at the regional/local level. Bottom-up reporting from regional/local units to head office units allows each management level to fully assess the market risk relevant at the respective levels.

Several committees govern the communication between the parties involved in market risk management. Market Risk Model Committee (MRMC) is the highest dedicated authority within ING for the approval of all trading and banking risk models, methodologies and parameters related to market risk. Trading Pricing Model Committee (TPMC) approves pricing models for trading and banking books. The GCTP is the highest dedicated authority with representatives from Financial Risk, CRO Challengers & Growth Markets and CRO Wholesale Banking for the approval of policies, models, methodologies and parameters related to credit risk and trading risk and for consideration of risk appetite and risk governance. Systematic risk reporting takes place by departments of Financial Risk and FI-FM Risk to the EB and MBB, senior executive management of CRO function and senior executive management of related business functions.

FI-FM Risk Management Framework governs the boundary between trading books and banking books. It defines the activities ING considers to be trading according to a regulatory definition and as constituting part of the trading book for own funds requirement purposes. Trading activity is systematically reviewed and positions against the mandates are assessed jointly by first and second lines of defence. As specified in the framework, transfer of risk or positions between banking and trading books is not allowed.

This market risk paragraph elaborates on the various elements of the risk management framework for:

•	Market risk economic capital for trading and banking books;

•	Market risks in the banking books; and

•	Market risks in the trading books.

Economic capital for market risk

Economic capital for market risk is the economic capital necessary to withstand unexpected value movements due to changes in market variables and model risk.

Economic Capital for market risk is calculated for exposures both in trading portfolios and banking portfolios and includes interest rate risk, credit spread risk, equity price risk, foreign exchange rate risk, real estate risk, model risks and pension risk. Economic capital for market risk is calculated using internally developed methodologies with a 99.95% confidence interval and a horizon of one year.

For the trading books, the linear interest rate risk in the banking books and equity investments, the Value at Risk (VaR) is taken as a starting point for the economic capital calculations for market risk. The VaR is measured at a 99% confidence interval, a one day holding period and under the assumption of an expected value of zero.

To arrive at the economic capital for market risk, a simulation based model is used which includes scaling to the required confidence interval and holding period. In determining this scaling factor, several other factors are also taken into account like the occurrence of large market movements (events) and management interventions.

Embedded options, e.g. the prepayment option and offered rate option in mortgages in the banking books, result in non-linear interest rate risk in the banking books. The embedded options are economically hedged using a delta-hedging methodology, leaving the mortgage portfolio exposed to convexity and volatility risk. For the calculation of economic capital for this non-linear interest rate risk ING performs a Monte Carlo simulation.

Real estate price risk includes the market risks in both the real estate investment and the development portfolio of ING Wholesale Banking. The economic capital for real estate price risk is calculated by stressing the underlying market variables.

While aggregating the different economic capital market risk figures for the different portfolios, diversification benefits (based on stressed correlations) are taken into account as it is not expected that all extreme market movements will appear at the same moment.

Market risk in banking books

ING makes a distinction between trading and banking (non-trading) books. Positions in banking books originate from the market risks inherent in commercial products that are sold to clients, the Bank Treasury exposures and from the investment of own funds (core capital). Both the commercial products, and the products used to hedge market risk exposures in these products are intended to be held until maturity, or at least for the long-term.

Risk transfer

An important element of the management of market risks in the banking books is the process of risk transfer. In this process the interest rate, FX, funding and liquidity risks are transferred from the commercial books through matched funding to Bank Treasury, where it is centrally managed. The scheme below presents the transfer and management process of market risks in the banking books:

In November 2017, it was approved to merge Bank Treasury and Capital Management into a new department named Group Treasury. This merge is expected to be completed by June 2018.

Risk measurement

The main concepts and metrics used for measuring market risk in the banking books are described below per risk type.

Interest rate risk in banking book

Interest rate risk in the banking books is defined as the exposure of a bank’s earnings, capital and market value to adverse movements in interest rates originated from positions in the banking books.

Governance

The management of interest rate risk follows the interest rate risk in the banking book framework as approved by ALCO Bank. This framework describes roles and responsibilities, risk metrics, and it defines the policies and procedures related to interest rate risk management. Furthermore, on an overall level, ALCO Bank sets the risk appetite for interest rate risk, which is translated into limits for interest rate risk metrics.

ING’s approach to interest rate risk management, as set forth in this framework, is centralisation of risks from commercial books (that capture the products sold to clients) to central interest rate risk books. This enables a clear demarcation between commercial business results and results on unhedged interest rate positions.

ING distinguishes three types of activities that generate interest rate risk in the banking books:

•	Investment of own funds (by Capital Management)

•	Commercial business (e.g. Retail business)

•	The strategic interest rate position (Bank Treasury)

Below the three activities are described in more detail:

Capital Management is responsible for managing the investment of own funds (core capital), more information can be found in the Capital Management section. Capital is invested for longer periods, targeting to maximise return, while keeping earnings stable.

The commercial activities can result in linear interest rate risk, for example when re-pricing tenors of assets differ from those of liabilities. Also interest rate risk can arise from customer behaviour depending on the nature of the underlying product characteristics. Customer behaviour risk is defined as the potential future value loss due to deviations in the actual behaviour of clients versus the modelled behaviour towards the embedded options in commercial products. General sources of customer behaviour risk include the state of the economy, competition, changes in regulation, legislation and tax regime, and developments in the housing market. Since these risk factors cannot be (fully) mitigated, ING holds capital to be able to absorb possible losses as a result of changed customer behaviour.

From an interest rate risk perspective the commercial activities can typically be divided into three main product types: savings and demand deposits, mortgages and loans.

•	Savings and demand deposits are generally invested with the goal to hedge their value and minimize the sensitivity of the margin to market interest rates. Interest rate risk can arise when there is a lag between savings rate adjustments versus adjustments experienced through market rates or when market rate changes cannot be passed on to clients. The interest rate risk is modelled based on the stability of the deposit and the pass through rate. This takes into account different elements, such as pricing strategies, volume developments and the level and shape of the yield curve. Savings volumes are typically assumed not to be sensitive to interest rate shocks;

•	Interests rate risk for mortgages arises through prepayment behaviour. In modelling this risk, interest rate dependent pre-payments are considered. Next to dependence on interest rates, modelled prepayment may include other effects such as loan to value, seasonality and age of the loan. In addition, the interest sensitivity of embedded offered rate options is considered; and

•	Wholesale Banking loanstypically do not experience interest rate prepayment behavior they are hedged from an interest rate risk perspective and therefore not contain significant convexity risk.

Customer behaviour in relation to mortgages, loans, savings and demand deposits is modelled, based on extensive research. Per business unit and product type, exposures are typically segmented into different portfolios based on expected client behaviour. For each of the segments, model parameters for example for the pass through rate and customer behaviour are determined based on historical data and expert opinion. Models are typically back tested at least semi-annually and updated when deemed necessary. Model parameters and the resulting risk measures are approved by (local) ALCO.

Linear interest rate risk is transferred from the commercial business to the treasury books (Bank Treasury), if necessary using estimations of customer behaviour. The originating commercial business is ultimately responsible for estimating customer behaviour, leaving convexity risk and (unexpected) customer behaviour risk with the commercial business. Risk measurement and the risk transfer process take place on a monthly basis, but more often if deemed necessary, for instance in volatile markets.

The commercial business manages the convexity risk that is the result of products that contain embedded options, like mortgages. Here the convexity risk is defined as the optionality effects in the value due to interest rate changes, excluding the first-order effects. In some cases, convexity risk is transferred from the commercial books to treasury books using cap/floor contracts.

Bank Treasury manages the strategic interest rate position excluding capital investments. The main objective is to maximise the economic value of the book and to generate adequate and stable annual earnings within the risk appetite boundaries set by ALCO Bank.

In the following sections, the interest rate risk exposures in the banking books are presented. ING uses risk measures based on both an earnings and a value perspective. Net Interest Income (NII)-at-Risk is used to provide the earnings perspective and the Net Present Value (NPV)-at-Risk and Basis Point Value (BPV) figures provide the value perspective. Please note that corrective management actions are not taken into account in these figures although price adjustments are included in the earnings risk measure.

Developments relating to IRRBB

During 2017 ING implemented a number of refinements to the risk measurement for IRRBB following the review and update of the interest rate risk policy and minimum standards. The following refinements were implemented during 2017:

•	To accommodate interest rate scenarios to go negative, while in previous years the downward scenarios contained a floor of 0% on the interest rates (in line with regulatory guidelines).

•	Implementation of currency specific scenarios calculated from historical data aligned to the overall risk appetite framework, whereas previously the same scenario (+/-100bps) for different currencies was applied.

•	The scenarios for the earnings perspective (NII) are applied gradually over a 12 month (ramped) period whereas previously the scenarios were applied instantaneously.

•	Addition of the market spreads in the calculation of the NPV-at-Risk measure.

•	Savings model updates for market developments

Net Interest Income (NII) at Risk

NII-at-Risk measures the impact of changing interest rates on (before tax) net interest income of the banking books for year one. This excludes credit spread sensitivity and longer term earnings impact. The NII-at-Risk figures in the tables below reflect a parallel interest rate shock with a time horizon of one year. Next to parallel scenarios also the impact of non-parallel scenarios and the impact over a longer horizon is part of IRRBB monitoring and management. The NII-at-Risk asymmetry between the downward scenario and upward shock scenarios is primarily caused by the convexity risk in the mortgage and savings portfolio due to the embedded options and pricing constraints.

NII-at-Risk banking books per business - year 1

	2017		2016
	Ramped,	unfloored	Instantaneous,	floored
	parallel ▼	parallel ▲	parallel ▼	+100 bps
By business
Wholesale Banking	–185	201	–15	138
Retail Banking Benelux	17	–48	–73	–88
Retail Challengers & Growth Markets	101	–133	20	58
Corporate Line Banking	–24	13	8	116

Total	–91	33	–60	224

The NII-at-Risk is mainly influenced by the sensitivity of savings to interest rate movements due to pass through rate differences between savings rates and investment yields and is partially offset by the sensitivity of mortgages. The investment of own funds only impacts the Earnings sensitivity marginally, as only a relatively small part has to be (re)invested within the 1-year horizon.

NII-at-Risk banking book per currency - year 1

	2017		2016
	Ramped,	unfloored	Instantaneous,	floored
	parallel ▼	parallel ▲	parallel ▼	+100 bps
By currency
Euro	–83	9	–54	186
US Dollar	10	–20	–14	19
Other	–19	44	8	19

Total	–91	33	–60	224

Year-on-year variance analysis

The revised IRRBB measures explain to a large extent the change in NII-at-Risk, foremost the difference in the shock applied. Previous year the earnings sensitivity was calculated based on an instantaneous upward and downward floored scenario of 100bps while as of March 2017, the NII-at-Risk is calculated based on a gradual upward – and downward unfloored scenario. In 2016 the same scenario (+/-100bps) for different currencies was applied while as of 2017 currency specific scenarios were calculated.

Further, the change in NII-at-Risk for Retail Challengers & Growth Markets is driven by the savings model updates for market developments in Italy, Spain and ING Germany.

Wholesale Banking shows a more negative NII sensitivity in the downward scenario as a result of the removal of the floor. The change in NII-at-Risk for the Corporate Line is due to investments in longer tenors of own funds.

Net Present Value (NPV) at Risk

NPV-at-Risk measures the impact of changing interest rates on value. The NPV-at-Risk is defined as the outcome of an instantaneous increase and decrease in interest rates applying currency specific scenarios. The NPV-at-Risk asymmetry between the downward and upward shock is primarily caused by convexity risk in the mortgage and savings portfolio. The NPV-at-Risk figures are also calculated using the updated approach for interest rate movements.

The full value impact cannot be directly linked to the balance sheet or profit and loss account, as fair value movements in banking books are not necessarily reported through the profit and loss account or through equity. The value mutations are expected to materialise over time in the profit and loss account, if interest rates develop according to forward rates throughout the remaining maturity of the portfolio.

NPV-at-Risk banking books per business

	2017		2016
		unfloored		floored
	parallel ▼	parallel ▲	parallel ▼	+100 bps
By business
Wholesale Banking	309	–184	–157	–19
Retail Banking Benelux	–492	–468	–224	–287
Retail Challengers & Growth Markets	–368	–17	328	–435
Corporate Line Banking	1,476	–1,404	115	–1,186

Total	926	–2,073	61	–1,926

NPV-at-Risk banking books per accounting category

	2017		2016
		unfloored		floored
	parallel ▼	parallel ▲	parallel ▼	+100 bps
By accounting category
Amortised costs	–2,390	1,052	114	248
Available for Sale	2,839	–2,719	115	–2,153
Fair value through profit and loss	476	–406	–168	–21

Total	926	–2,073	61	–1,926

The NPV-at-Risk is dominated by the interest rate sensitive long-term investments of own funds, as the equity itself is not modelled and hence is not presented as an offset for the investments of own funds. The value of these investments is impacted significantly if interest rates move up. The asymmetry between the NPV-at-Risk for a downward scenario and an upward shock is primarily caused by the convexity risk due to (embedded) optionality in the savings and mortgage portfolio.

Year-on-year variance analysis

NPV-at-Risk for the downward scenario changed by EUR 865 million during 2017. The main driver of the positive change is the Corporate Line Banking due to the removal of the floor. The removal of the floor is the main contributor to the change in the downward scenario for the other business lines next to the model updates for the savings portfolio for Retail Banking Benelux and Retail Challengers & Growth Markets.

The NPV-at-Risk in the upward scenario changed by EUR -147 million. The change for the Corporate Line can be attributed to longer term investments. The changes for Retail Banking Benelux and Retail Challengers & Growth Markets are due to the savings model updates.

The change in impact per accounting category for both the downward and upward scenario is primarily a result of the update of the IRRBB measures. In the downward scenario the change in the NPV-at-Risk is a result of the removal of the floor. The downward and upward scenario for the Available for Sale and Fair value through profit and loss accounting category show a more symmetric impact as a result of the removal of the floor.

Basis Point Value (BPV)

BPV measures the impact of a one basis point increase in interest rates on value. To a large extent the BPV and NPV-at-Risk reflect the same risk - the difference being that BPV does not reflect convexity risk, given the small shift in interest rates.

BPV banking books per currency
in EUR thousand	2017	2016
By currency
Euro	–18,446	–13,043
US Dollar	–1,417	–550
Other	1,583	–1,303

Total	–18,280	–14,896

In line with NPV-at-Risk, the bank’s overall BPV position is dominated by the long-term investment of own funds, as the present value of this position is significantly impacted if interest rates move up by one basis point.

Year-on-year variance analysis

The overall BPV decreased by EUR 3.4 million to EUR -18.3 million in 2017. This mainly results from longer term investments of own funds in Corporate Line (BPV impact of EUR -3.9 million).

Foreign exchange (FX) risk in banking books

FX exposures in banking books result from core banking business activities (business units doing business in other currencies than their base currency), foreign currency investments in subsidiaries (including realised net profit and loss) and strategic equity stakes in foreign currencies. The policy regarding these exposures is briefly explained below.

Governance – Core banking business

Every business unit hedges the FX risk resulting from core banking business activities into its base currency. Consequently, assets and liabilities are matched in terms of currency.

Governance – FX translation result

ING’s strategy is to keep the target CET1 ratio within a certain range when FX rates fluctuate, whilst limiting the volatility in the profit and loss account. Therefore, hedges are only done to the extent that hedge accounting can be applied. Taking this into account, the CET1 ratio hedge can be achieved by deliberately taking foreign currency positions equal to certain target positions, such that the target CET1 capital and risk-weighted assets are equally sensitive in relative terms to changing FX rates. A selection of emerging market currencies that meet specific requirements do not have a target position, but are allowed to remain open under the policy.

Risk profile – FX translation result

The following table presents the currency exposures in the banking books for the most important currencies for FX translation result. Positive figures indicate long positions in the respective currency. As a result of the strategy to hedge the CET1 ratio a net foreign currency exposure exists.

Net banking currency exposures banking books
	Foreign Investments		Hedges		Net exposures
	2017	2016	2017	2016	2017	2016
US Dollar	2,487	2,852	4	280	2,491	3,133
Pound Sterling	667	701	–	–128	667	573
Polish Zloty	2,398	1,927	–618	–584	1,780	1,344
Australian Dollar	3,769	3,856	–2792	–3,324	977	532
Turkish Lira	1,828	2,066	–	–3	1,828	2,063
Chinese Yuan	2,762	3,012	–	–161	2,762	2,851
Korean Won	954	958	–817	–779	137	179
Indian Rupee	937	714	–	–	937	714
Brazilian Real	211	253	–	–	211	253
Russian Rouble	549	589	–154	–224	395	364
Other currency	2,828	2,863	–1,200	–1,472	1,628	1,391

Total	19,390	19,792	–5,576	–6,396	13,815	13,396

In order to measure the sensitivity of the target CET1 ratio against FX rate fluctuations, the Historical Value at Risk is used based on historical series of the last 12 months FX rates. It measures the drop in the CET1 ratio from the target based on historical FX rates. Based on these time series and with a probability of 1%, the drop in the CET1 ratio would be 0.16% . As this methodology has been newly developed in 2017, the comparable 2016 sensitivity is not available.

Equity price risk in banking books

Governance

ING maintains a strategic portfolio with substantial equity exposure in its banking books. Local offices are responsible for the management of the equity investments positions. Financial Risk is responsible for monitoring the regulatory capital for Equity Investments on a monthly basis and it acts independently from the management in monitoring these positions.

Risk Profile

Equity price risk arises from the possibility that equity security prices will fluctuate, affecting the value of equity securities and other instruments whose value reacts similarly to a particular security, a defined basket of securities, or a securities index. ING’s equity exposure mainly consists of the investments in associates and joint ventures of EUR 947 million (2016: EUR 1,003 million) and equity securities held in the available-for-sale (AFS) portfolio of EUR 3,983 million (2016: EUR 4,024 million). The value of equity securities held in the available-for-sale portfolio is directly linked to equity security prices with increases/decreases being recognised in the revaluation reserve, except in the case of impairment. Investments in associates and joint ventures are measured in accordance with the equity method of accounting and the balance sheet value is therefore not directly linked to equity security prices.

Equities Unrealised Gains and Losses in the AFS portfolio
	2017	2016
Gross unrealised gains	2,478	2,675
Gross unrealised losses	–4	–19

Total	2,474	2,656

Year-on-year variance analysis

The revaluation reserve relating to equity securities held in the available-for-sale portfolio moved from EUR 2,656 million per year end 2016 to EUR 2,474 million per year end 2017. In 2017 the AFS portfolio slightly decreased by EUR 41 million to EUR 4.0 billion, the decrease in the value of the investment in Bank of Beijing and some sales of equity stakes was largely compensated by the increase in value of the stake in Kotak Mahindra Bank.

Real Estate price risk in banking books

Real Estate price risk arises from the possibility that real estate prices fluctuate. This affects both the value of real estate assets and earnings related to real estate activities.

Governance

Real Estate is a run-off business consisting of Real Estate Development and Real Estate Investment Management activities which are being wound down by sale of assets, strict execution of contract maturity or through portfolio sales.

Risk profile

ING has two main different categories of real estate exposure on its banking books: first, its own buildings which ING occupies, and second, development assets, which mostly consists of former Real Estate Development and Real Estate Investment Management activities. The total real estate exposure amounts to EUR 0.9 billion (excluding property from foreclosures and third party interest). ING has EUR 0.1 billion recognised at fair value through profit and loss and EUR 0.8 billion is recognised at cost or revalued through equity (with impairments going through profit and loss). A split on the real estate exposure per continent and sector based on the risk management view is shown below.

Real Estate market risk exposure in banking books (by geographic area and sector type)
	2017	2016		2017	2016
Continent			Sector
Europe	827	969	Residential	72	104
Americas	25	36	Office	785	895
Australia	0	0	Retail	8	19
Asia	0	0	Industrial	12	18
Other	82	104	Other	57	72

Total	934	1,109	Total	934	1,108

Main exposure arises from office buildings in own use located in Netherlands and Belgium (EUR 0.78 billion), as well as retail and residential exposures in Europe (EUR 0.08 billion).

Year-on-year variance analysis

In total, real estate market risk exposure in the banking books decreased by nearly EUR 0.2 billion mainly as a result of divestments. The remainder is due to impairments and fair value changes.

Market risk in trading books

Within the trading portfolios, positions are maintained in the professional financial markets. These positions are often a result of transactions with clients and may serve to benefit from short-term price movements. In 2017, ING continued its strategy of undertaking trading activities to develop its client-driven franchise and deliver a differentiating experience by offering multiple market and trading products efficiently and effectively.

Governance

The Financial Markets Risk Committee (FMRC) is the market risk committee that, within the risk appetite set by ALCO Bank, sets market risk limits both on an aggregated level and on a desk level, and approves new products. FI-FM Risk advises both FMRC and ALCO Bank on the market risk appetite of trading activities.

With respect to the trading portfolios, FI-FM Risk focuses on the management of market risks of Wholesale Banking (mainly Financial Markets) as this is the only business line within ING where trading activities take place. Trading activities include facilitation of client business and market making. FI-FM Risk is responsible for the development and implementation of trading risk policies and risk measurement methodologies, the reporting and monitoring of risk exposures against approved trading limits and the validation of pricing models. FI-FM Risk also reviews trading mandates and limits, and performs the gatekeeper role in the product review process. The management of market risk in trading portfolios is performed at various organisational levels. FI-FM Risk Management Framework defines policies and procedures for the overall management of trading books. Trading activity is systematically reviewed and positions against the mandates are assessed jointly by first and second lines of defence.

Fair values of financial assets and liabilities

ING aligns the pricing sources it uses with the Fair Value Hierarchy. The best evidence of Fair Value are published price quotations in active markets. Where quoted prices are not available, other pricing sources and valuation techniques are used to determine fair value.

Examples of other pricing sources are, independent market vendors, brokers, or recent transactions. The range of prices obtained from these sources can diverge. The choice for one or the other pricing source can therefore result in different estimates of fair value. Selecting the most appropriate price within this range requires expertise and judgement. The selection of the pricing sources used is subject to internal approval and review in the Market Data Committee.

Valuation techniques range from discounting of cash flows to valuation models. Such models are based on relevant risk factors such as the market price of underlying reference instruments, market parameters (volatilities, correlations and credit ratings) and customer behaviour. Some of these risk factors require assumptions which imply that valuation models are subjective by nature. Depending on what valuation technique is used and what assumptions are made, the obtained fair value can be different. Hence the implied downward and/or upward uncertainty of the accounting value may vary. For a classification of fair valued exposure to products in accordance with their degree of valuation uncertainty, refer to the section ‘Financial instruments at fair value’ of Note 37 ‘Fair value of assets and liabilities’.

All valuation models used are subject to a model governance framework. Model governance refers to a set of policies and procedures that have to be strictly followed and that cover the complete lifecycle of a model, i.e. its development, validation, approval, implementation, and maintenance. The pillars of the model governance framework are independent validation and periodic review. A periodic review aims to determine whether a model is still appropriate for its intended use. Where models are used for valuations, there can be uncertainty on the assumptions of the underlying models and/or parameters. In those cases where significant uncertainty on assumptions arises, a model risk valuation adjustment is applied.

In general, positions are valued by taking the bid price for a long position and the offer price for a short position. In cases where positions are marked at mid-market prices, a fair value adjustment is calculated.

ING has aligned existing fair valuation adjustments with the regulatory standards for fair valued instruments issued by EBA, hence where possible it follows a unified valuation framework which meets both IFRS and CRR requirements. This approach is supported by a bank-wide valuation policy framework. Detailed methodologies for fair valued instruments per product and degree of liquidity are available. These cover among others close out costs and mid-price uncertainty. Benefits of this framework and chosen approach are a significant increase in consistency and transparency of the fair valuation of financial instruments across different locations and books. For compliance with EBA regulatory standards an additional valuation adjustment through capital on the concentrated positions (the Concentration AVA) of EUR 13 million after tax is booked for ING in 2017. On a quarterly basis all valuation adjustments are discussed and approved in the Global Pricing and Impairment Committee (GP&IC). This committee oversees the valuation framework and Independent price verification.

To include credit risk in the fair valuation, ING applies both credit and debit valuation adjustments (hereafter referred to as respectively, CVA and DVA). Own issued debt and structured notes that are priced at Fair Value are adjusted for credit risk by means of an own credit adjustment. Additionally, derivatives valued at fair value are adjusted for credit risk by a credit valuation adjustment. This CVA is of a bilateral nature; both the credit risks on the counterparty as well as on ING are included in the adjustment. All market data that is used in the determination of the CVA is based on market implied data. Additionally, wrong-way risk (when exposure to a counterparty increases and the credit quality of that counterparty decreases) and right way risk (when exposure to a counterparty decreases and the credit quality of that counterparty decreases) are included in the adjustment. ING also includes the CVA component in its pricing of the credit risk for new external trades with counterparties. Risk limits and controls are in place to monitor and anticipate CVA risk on a daily basis. The CVA is managed by global risk governance, where the risk limits and controls for CVA are managed and monitored on a global level. The approach of ING on CVA risk management is driven by increased control, cost efficiency and the global scope of CVA.

ING applies a Funding Valuation Adjustment (FVA) to address the funding costs associated with the collateral funding asymmetry on uncollateralized or partially collateralized OTC derivatives in the portfolio. This adjustment is based on the expected exposure profiles of the uncollateralized or partially collateralized OTC derivatives and market-based funding spreads.

FI-FM Risk has the role to challenge the valuation and pricing sources used in the valuation models by Front Office. FI-FM Risk performs independent price verification to ensure that valuations are correct. The independent price verification and valuation adjustments are confirmed in the local parameter committee. To ensure segregation of duties between Front Office and FI-FM Risk, the systems for pricing and price testing are secured in order to prevent unauthorised access.

Risk measurement

ING uses a comprehensive set of methodologies and techniques to measure market risk in trading books: Value at Risk (VaR) and Stressed Value at Risk (SVaR), Incremental Risk Charge (IRC), and Event Risk (stress testing). Systematic validation processes are in place to validate the accuracy and internal consistency of data and parameters used for the internal models and modelling processes.

Basel Committee/CRD IV

ING follows the regulatory framework set out in the Capital Requirements Regulation (CRR/CRD IV) for its regulatory capital calculations. The BCBS is performing a Fundamental Review of the Trading Book (FRTB), which may have a significant impact on the Pillar I calculations. In December 2017 the Governors and Heads of Supervision (GHOS) presented the final Basel 3 update package, in this package the new BCBS target date for implementation and start of reporting of FRTB is 1 January 2022.

Value at Risk

FI-FM Risk uses the historical simulation VaR methodology as its primary risk measure. The VaR for market risk quantifies, with a one-sided confidence level of 99%, the maximum overnight loss that could occur in the trading portfolio of ING due to changes in risk factors (e.g. interest rates, equity prices, foreign exchange rates, credit spreads, implied volatilities) if positions remain unchanged for a time period of one day. Next to general market movements in these risk factors, VaR also takes into account market data movements for specific moves in e.g. the underlying issuer of securities. A single model that diversifies general and specific risk is used. In general a full revaluation approach is applied, only for a limited number of linear trading positions and a limited number of risk factors in commodity and equity risk classes a sensitivity-based approach is applied. The potential impact of historical market movements on today’s portfolio is estimated, based on equally weighted observed market movements of the previous year (260 days). When simulating potential movements in risk factors, depending on the risk factor type either an absolute or a relative shift is used. The data used in the computations is updated daily. ING uses VaR with a 1-day horizon for internal risk measurement, management control, and backtesting, and VaR with a 10-day horizon for determining regulatory capital. To compute VaR with a 10-day horizon the one day risk factor shifts are scaled by the square root of ten and then used as input for the revaluation. The same model is used for all legal entities within ING with market risk exposure in the trading portfolio.

Limitations

VaR has some limitations, such as the following: VaR uses historical data to forecast future price behaviour. Future price behaviour could differ substantially from past behaviour. Moreover, the use of a one-day holding period (or ten days for regulatory capital calculations) assumes that all positions in the portfolio can be liquidated or hedged in one day. In periods of illiquidity or market events, this assumption may not hold. Also, the use of 99% confidence level means that VaR does not take into account any losses that occur beyond this confidence level.

Backtesting

Backtesting is a technique for the ongoing monitoring of the plausibility of the VaR model in use. Although VaR models estimate potential future trading results, estimates are based on historical market data. In a backtest, the actual daily trading result (excluding fees and commissions) is compared with the 1-day VaR. In addition to using actual results for backtesting, ING also uses hypothetical results, which excludes the effect of intraday trading, fees, and commissions. When the actual or hypothetical loss exceeds the VaR, an ‘outlier’ occurs. Based on ING’s one-sided confidence level of 99%, an outlier is expected once in every 100 business days. In 2017 there were no occurrences where an actual or hypothetical daily trading loss exceeded the daily consolidated VaR of ING. ING reports the backtesting results on a quarterly basis to ECB.

Stressed VaR

The SVaR is intended to replicate a VaR calculation that would be generated on the bank’s current portfolio with inputs calibrated to the historical data from a continuous 12-month period of significant financial stress relevant to the bank’s portfolio. To calculate SVaR, ING uses the same model that is used for VaR with a 10-day horizon. The historical data period used currently includes the height of the credit crisis around the fall of Lehman Brothers, and is reviewed regularly. The historical data period is chosen so that it gives the worst scenario loss estimates for the current portfolio. The same SVaR model is used for management purposes and for regulatory purposes. The same model is used for all legal entities within ING with market risk exposure in the trading portfolio.

Incremental Risk Charge

The IRC for ING is an estimate of the default and migration risks for unsecuritised credit products in the trading book, over a one-year capital horizon, with a 99.9% confidence level. The same IRC model is used for all legal entities within ING with market risk exposure in the trading portfolio. Non-securitised trading positions of ING, which are subject to specific interest rate risk included in the internal model approach for market risk regulatory capital, are in scope of the IRC model. By model choice, equity is excluded from the model. For the calculation of IRC, ING performs a Monte-Carlo simulation based on a Gaussian copula model. The asset correlations used in the Gaussian copula model are determined using the IRB correlation formula. The rating change is simulated for all issuers over the different liquidity horizons (i.e. time required to liquidate the position or hedge all significant risks) within one year. Movements across different rating categories and probabilities of default are governed by a credit-ratings transition matrix. An external transition matrix is obtained from Standard & Poor’s (S&P). The financial impact is then determined for the simulated migration to default, or for the simulated migration to a different rating category, based on LGD or credit spread changes, respectively.

The liquidity horizon has been set to the regulatory minimum of three months for all positions in scope. ING reviews the liquidity horizons regularly based on a structured assessment of the time it takes to liquidate the positions in the trading portfolio.

ING periodically assesses the compliance of the IRC model with the regulatory requirements by performing gap analyses, substantiating the modelling choices, and quantifying the impact of alternative approaches.

Stress Testing and Event Risk

Stress Testing and Event Risk are valuable risk management tools. Event Risk evaluates the bank’s financial stability under severe but plausible stress scenarios and assists in decision-making aiming to maintain the bank being a financially healthy going-concern institution after a severe event occurs. In addition to the bank-wide stress test framework as described in the stress testing section, FI-FM Risk performs separate stressed scenario tests under Event Risk framework to monitor market risks under extreme market conditions. Since VaR in general does not produce an estimate of the potential losses that can occur as a result of extreme market movements, ING uses structured stressed scenario tests to calculate Event Risk for monitoring the market risk under these extreme conditions. Event Risk is based on historical as well as hypothetical extreme scenarios. The result is an estimate of the profit and loss caused by a potential event and its world-wide impact for ING. The Event Risk number for the ING trading activity is generated on a weekly basis. Like VaR, Event Risk is limited by ALCO Bank.

ING’s Event Risk policy is based on a large set of possible stress scenarios per risk type (fixed income, equity, foreign exchange, credit and related derivative markets). In stress scenarios, shocks are applied to prices (credit spreads, interest rates, equity, commodities, and fx rates) and volatilities. Depending on the type of stress test, additional scenario assumptions could be made, for example on correlations, dividends, or recovery rates. For example, for equity products both a crisis scenario (prices decrease) as well as a bull scenario (prices increase) are assumed. Scenarios are calculated based on events happening independently, jointly by region, or in all countries simultaneously. This way, for each risk type, a large set of scenarios is calculated. The worst scenarios per market are combined across markets by assessing both independent events per market, and worst events happening in all markets at the same time.

Other trading controls

VaR and Event Risk limits are the most important limits to control the trading portfolios. Additionally, limits have been set on SVaR and IRC. Furthermore, ING uses a variety of other controls to supplement these limits. Position and sensitivity limits are used to prevent large concentrations in specific issuers, sectors, or countries. In addition to this, other risk limits are set with respect to the activities in complex derivatives trading. The market risk of these products is controlled by product specific limits and constraints.

Risk profile

The following chart shows the development of the overnight VaR under a 99% confidence interval and a 1-day horizon versus actual and hypothetical daily trading profits and losses. In calculation of the hypothetical daily profit and loss, the trading position is kept constant and only the market movement is taken into account. The overnight VaR is presented for the ING trading portfolio from 2013 to 2017.

[1]	CVA risk is not included in VaR. Reserves are not included in the P&L figures.

The risk figures in the table below only relate to the trading books for which the internal model approach is applied.

1d VaR for Internal Model Approach trading portfolios[1]
amounts in millions of euros	Minimum		Maximum		Average		Year end
	2017	2016	2017	2016	2017	2016	2017	2016

Interest rate	3	3	8	10	4	5	4	5
Equity and commodity	1	2	4	11	3	5	2	4
Foreign exchange	1	1	4	5	2	2	1	2
Credit spread	3	4	7	11	5	6	4	7
Diversification[2]					–7	–7	–6	–12

Total VaR	4	5	9	22	6	11	5	6

[1]	CVA risk is not included in VaR.
[2]	The total VaR for the columns Minimum and Maximum cannot be calculated by taking the sum of the individual components since the observations for both the individual markets as well as total VaR may occur on different dates.

In 2017, the average VaR was at a lower level compared to last year, as notable also in different risk types. Over these two years (2016-2017), the trading portfolios saw a decline in both the level and the volatility of 1-day VaR, thanks to the development of equity derivatives trading strategy and generally more positive market conditions.

EU MR3: Internal Model Approach values for trading portfolios
amounts in millions of euros		2017	2016
VaR (10 day 99%)
1	Maximum value	43	64
2	Average value	22	33
3	Minimum value	14	9
4	Period end	17	36
Stressed VaR (10 day 99%)
5	Maximum value	96	131
6	Average value	56	72
7	Minimum value	33	40
8	Period end	67	84
Incremental Risk Charge (99.9%)
9	Maximum value	158	292
10	Average value	114	207
11	Minimum value	78	120
12	Period end	78	120
Comprehensive Risk capital charge (99.9%)
13	Maximum value	n/a	n/a
14	Average value	n/a	n/a
15	Minimum value	n/a	n/a
16	Period end	n/a	n/a

Risk position changes were also reflected in the 10 day VaR and 10 day Stressed VaR statistics. Compared to 10 day VaR in 2016, in 2017 position changes led to lower maximum, average, and a lower 10 day VaR at year-end. Similar dynamics are observed in 10 day Stressed VaR. The overall decrease in IRC in 2017 was largely caused by decreased debt exposures to a number of sovereigns.

Regulatory Capital

According to the Capital Requirements Regulation (CRR/CRD IV), regulatory capital (own funds requirements) for market risk can be calculated using the standardised approach or an internal model approach. ING received regulatory approval to use an internal model to determine the regulatory capital for the market risk in all trading books of ING. Market risk capital of trading books is calculated according to the CRR, using internal VaR, SVaR, and IRC models, where diversification is taken into account. Commodities risk in the banking books is calculated under Internal Model Approach. However, mismatches in foreign exchange risk from the banking books are calculated using Standardised Approach with fixed risk weights. ING does not have a Correlation Trading Portfolio or any other securitisations in the trading book.

Standardised Approach

EU MR1: Market risk under Standardised Approach
		2017		2016
amounts in EUR millions		RWA	Capital requirements	RWA	Capital requirements
Outright products
1	Interest rate risk (general and specific)
2	Equity risk (general and specific)
3	Foreign exchange risk	1,074	86	1,081	87
4	Commodity risk
Options
5	Simplified approach
6	Delta-plus method
7	Scenario approach
8	Securitization (specific risk)

9	Total	1,074	86	1,081	87

The market risk regulatory capital under Standardized Approach is fully driven by the foreign exchange risk in the banking books. The foreign exchange risk in the banking books in 2017 remained at comparative level to 2016.

Internal Model Approach

EU MR2-A: Market risk under Internal Model Approach

		2017		2016
amounts in EUR millions		RWA	Capital requirements	RWA	Capital requirements
1	VaR (higher of values a and b)	649	52	1,123	90
(a)	Previous day’s VaR (Article 365(1) (VaRt-1))	209	17	449	36
(b)	Average of the daily VaR (Article 365(1)) on each of the preceding sixty business days (VaRavg) x multiplication factor ((mc) in accordance with Article 366)	649	52	1,123	90
2	SVaR (higher of values a and b)	1,750	140	2,546	204
(a)	Latest SVaR (Article 365(2) (sVaRt-1))	842	67	1,054	84
(b)	Average of the SVaR (Article 365(2) during the preceding sixty business days (sVaRavg) x multiplication factor (ms) (Article 366)	1,750	140	2,546	204
3	Incremental risk charge -IRC (higher of values a and b)	1,205	96	1,910	153
(a)	Most recent IRC value (incremental default and migration risks section 3 calculated in accordance with Section 3 articles 370/371)	981	78	1,500	120
(b)	Average of the IRC number over the preceding 12 weeks	1,205	96	1,910	153
4	Comprehensive Risk Measure – CRM (higher of values a, b and c)
(a)	Most recent risk number for the correlation trading portfolio (article 377)
(b)	Average of the risk number for the correlation trading portfolio over the preceding 12- weeks
(c)	8 % of the own funds requirement in SA on most recent risk number for the correlation trading portfolio (Article 338(4))

5	Total	3,604	288	5,579	446

The decrease in market risk regulatory capital for trading as of 2017 is mainly due to a decrease in exposures to sovereign issuers and as a result of a decrease in IRC, and a change in risk positions during 2017 that resulted in decreases in VaR and SVaR. The main changes in risk positions throughout the year were in trading books within credit and interest rate asset classes, including CVA hedge portfolio. The CVA hedges are capitalized under market risk framework, while CVA is capitalized under credit risk framework according to Basel rules.

Sensitivities

As part of the risk monitoring framework, FI-FM Risk actively monitors the daily changes of sensitivities of the trading portfolios. Sensitivities measure the impact of movements in individual market risk factors (foreign exchange rates, interest rates, credit spreads, equity, and commodity prices) on profit and loss results of the trading positions and portfolios.

The following tables show the five largest trading foreign exchange positions, and interest rate and credit spread sensitivities. The credit spread sensitivities are furthermore split in different risk classes and sectors. Due to the nature of the trading portfolios, positions change from day to day.

Most important foreign exchange year-end trading positions
amounts in EUR millions	2017		2016
Foreign exchange		Foreign exchange
US Dollar	–45	US Dollar	201
Polish Zloty	28	Romanian New Leu	45
South Korean Won	26	Chinese Yuan	–40
Japanese Yen	–21	South Korean Won	–22
Taiwan New Dollar	21	Czech Koruna	21

Most important interest rate and credit spread sensitivities at year–end
amounts in EUR thousands	2017		2016
Interest Rate (BPV1)		Interest Rate (BPV1)
US Dollar	141	Euro	–119
Russian Ruble	–66	South Korean Won	–44
Japanese Yen	61	Polish Zloty	–32
Taiwan New Dollar	52	Indian Rupee	–23
Polish Zloty	47	Romanian New Leu	22
Credit Spread (CSO12)		Credit Spread (CSO12)
United States	341	United States	333
Supranational	–92	Germany	173
India	–78	Belgium	74
France	63	India	–38
Netherlands	–60	Poland	–38

1	Basis Point Value (BPV) measures the impact on value of a 1 basis point increase in interest rates. The figures include commodity risk in banking books.
2	Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads. Exposures to supranational institutions are not assigned to a specific country.

Credit spread sensitivities per risk class and sector at year-end
		2017		2016
amounts in EUR thousands		Corporate	Financial Institutions	Corporate	Financial Institutions
Credit Spread (CSO11)
Risk classes
1	(AAA)	–20	–233	–3	–48
2–4	(AA)	–5	–53	–21	26
5–7	(A)	–83	–87	13	–9
8–10	(BBB)	–127	–151	–126	–154
11–13	(BB)	–78	–90	–104	–88
14–16	(B)	–14	–2	0	–9
17–22	(CCC and NPL)	–4	–1	–1	–2
Not rated		0	0	1	1

Total		–331	–618	–241	–283

1	Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads.

Funding and liquidity risk

Introduction

Funding and liquidity risk is the risk that ING Group or one of its subsidiaries cannot meet its financial liabilities when they come due, at reasonable cost and in a timely manner. ING incorporates funding and liquidity management in its business strategy, applying a funding and liquidity risk framework in order to manage such risks within pre-defined limits. The main objective of ING’s funding and liquidity risk management is to maintain sufficient liquidity to ensure safe and sound operations under normal market circumstances and in times of stress.

Governance

Within ING, the EB and MBB, staff departments from the CRO and CFO domain, Capital Management and Bank Treasury have oversight of and are responsible for managing funding and liquidity risk.

Liquidity risk management within ING falls under the supervision of the ALCO function, which determines the liquidity risk (limit) framework and appetite after which this is cascaded down in the organisation. ING’s liquidity risk framework is based on the three lines of defence concept, whereby risk principles are implemented, monitored and controlled in conjunction with both first and second line functions within the bank.

Bank Treasury and Capital Management are 1st line of defence functions and its main funding and liquidity responsibilities are to manage ING’s (regulatory) liquidity and funding position. Bank Treasury together with Capital Management are ING’s primary contacts to the market for long and short term funding. In November 2017, it was approved to merge Bank Treasury and Capital Management into a new department named Group Treasury. This merge is expected to be completed by June 2018.

The 2nd line Financial Risk function is responsible for defining the governance with regard to funding and liquidity management and sets the standards for the funding and liquidity risk approach (identify, assess, control, monitor and report). Furthermore, it determines adequate policies and procedures for managing and monitoring liquidity risk and it checks compliance with guidelines and limits.

Funding & Liquidity Management Framework

The liquidity buffer ING holds is part of the counterbalancing capacity, i.e. the total of available sources and measures within ING to generate liquidity (including also limiting professional lending), and serves as a cushion for liquidity needs under normal and stressed conditions.

The size and composition of the Liquidity buffer depends on ING’s risk appetite and regulatory liquidity standards. In the buffer, only assets are included that are ‘unencumbered’ and freely available for liquidity purposes. Bank Treasury ensures functional management of all liquidity buffers within ING, both buffers at ING level and buffers at local business unit level.

The liquidity buffer is held as an insurance against a range of stress scenarios, covering the additional need for liquidity that may arise over a defined short period of time under stress conditions.

Stress testing allows ING to examine the effect of exceptional but plausible future events on the liquidity position of the bank and provides insight into which entities, business lines or portfolios are vulnerable to which type of risks and/or in which type of scenarios. In line with SREP and EBA guidance, ING’s liquidity position is stress tested on a monthly basis under a particular scenario that is a mix between a market event and an ING specific event. The outcomes of stress tests are evaluated and provide input to any follow-up on the need for additional contingency measures.

ING also monitors an internal net liquidity position metric, which is reported on a consolidated (bank) level for the main entities and split in euro and US Dollar. On a monthly basis ING reports the Liquidity Coverage Ratio (LCR) and an internally defined stress scenario related to a specific time-to-survive period. Additionally, on a quarterly basis, ING reports a number of internally defined stress scenarios related to specific time-to-survive periods as well as the Net Stable Funding Ratio (NSFR) which is reported based on EBA guidance.

Overall, (reverse) stress testing is an integral part of the liquidity and funding risk management framework and also serves as input for the contingency funding plan and risk appetite statements.

In the contingency funding plan, contingency liquidity risk is addressed which specifically relates to the organisation and planning of liquidity management in time of stress. The contingency funding plans are developed in line with the ING Recovery Plan and are tested on a regular basis, both centrally and at business unit level.

Liquidity risk appetite

ING Group’s liquidity risk appetite expresses the level of liquidity risk ING is willing to take in pursuit of its strategic objectives. The Liquidity Risk Appetite Statements (RAS) are aligned with the ING strategy and are allocated to the ING entities by way of limits. Where relevant the RAS are cascaded down to specific regional and local levels.

ING has defined the following funding and liquidity risk management risk appetite statements:

•	Home/host regulatory liquidity limits must be pro-actively complied with;

•	The time-to-survive in a funding stress situation must extend over defined period, depending on the level of stress applied;

•	Funding of longer-term assets and investments must be done by stable and longer-term liabilities;

•	Geographical dependencies with respect to intra-group funding are to be limited; and

•	Diversification must be in place of funding profile, across funds providers, instrument types, geographic markets, tenors and currencies.

Funding and Liquidity approach

ING Group takes an integrated approach to assessing the adequacy of its funding and liquidity position in relation to its balance sheet profile and its operating environment, whilst taking into account the interests of its various stakeholders.

The starting point for ING Group’s assessment of the adequacy of its liquidity position is the overall business strategy and the risk appetite i.e. the level of financial risk ING Group is willing to accept for growth and value creation, while maintaining a sound balance sheet. Other relevant factors are developments in the business environment and corresponding business opportunities and risk exposures as well as developments in the (future) regulatory framework. For example: ING Group takes into account the developments in applicable regulatory and accounting standards and the setting of MREL/TLAC requirements.

ING Group distinguishes several key drivers of – future – liquidity and funding needs:

•	The boundaries set by current and future regulatory requirements (EUR and USD);

•	The boundaries set by risk appetite statements (EUR and USD);

•	The findings from various stress tests;

•	The boundaries regarding the distribution and transferability of liquidity; and

•	Any funding/refinancing needs.

Based on all these perspectives ING Group assesses the current and future adequacy of its liquidity position and, if deemed necessary, takes steps to further improve the position. Aim is to ensure that ING Group has sufficient counterbalancing capacity.

Funding sources

In 2017, ING had readily access to a large variety of funding sources, both short term and long term. In the table below, the various funding sources are presented in the funding mix:

ING Bank Funding Mix
	2017	2016

Funding type
Retail deposits	51%	51%
Corporate & other deposits	22%	21%
Interbank (incl. central bank)	5%	5%
Lending/repurchase agreement	6%	5%
Public debt	14%	16%
Subordinated debt	2%	2%

Total	100%	100%

The funding mix remained well diversified. Retail deposits remained ING’s primary sources of funds and remained stable at 51% of the total funding mix per year end 2017. The Loan-to-Deposit ratio (excluding securities at amortised costs) remained stable at 1.05 per year end 2017.

Non-Financial Risk

Introduction

The Non-Financial Risk (NFR) function encompasses the Operational Risk, Information Risk, Corporate Security & Investigations and Compliance Risk management functions. Risk controls for these functional areas have been implemented by means of policies and minimum standards which apply to ING’s business processes in the divisions. There is an infrastructure in place enabling management to track events and non-financial risk issues. ING has a system of internal controls, that is reviewed and updated periodically and as necessary. ING’s goal is to create an environment of continuous improvement in managing non-financial risks.

ING believes that an effective control environment is essential to build and maintain sustainable businesses, and preserves and enhances the trust of its customers, employees and shareholders. The Orange Code sets the foundation for the high ethical standards ING expects from all its employees, business activities and partners. The Orange Code is a manifesto that describes our way of working. It is comprised of ING Values, requiring all staff to act with integrity, whilst being honest, prudent and responsible—and the ING Behaviours—our way of being that makes us different from the rest.

Governance

The Head of Corporate Operational Risk Management (CORM), Corporate Information Risk Management (CIRM), Corporate Security & Investigations (CSI) and Corporate Compliance Risk Management (CCRM) report to the Chief Compliance Officer (CCO)/Head of Non-Financial Risk (NFR) and are jointly responsible for developing the framework of non-financial risk policies and standards within ING and for monitoring the adherence to and quality of non-financial risk management in the business.

The Chief Compliance Officer (CCO) is the Head of the Compliance Risk Management function. This is an independent function responsible for developing and establishing the Bank-wide policies and minimum standards for managing compliance risks. The CCO assists and supports the EB and MBB in managing ING’s compliance risks and control framework. The CCO is a permanent participant of the Risk Committee of the Supervisory Board and meets regularly with its Chairman.

Non-Financial Risk Committees (NFRCs) and Management Teams (MTs) manage, measure and monitor operational, information and compliance risks. The Bank NFRC is the primary approval and oversight committee for non-financial risk matters. Additionally NFRCs exist at Division and/or Entity level providing input to the Bank NFRC. They are chaired by the first line of defence with the purpose to steer the risk management activities of the first and second lines of defence in their scope. Non-financial risk topics are an integral part of the agenda of regular MTs at various levels in the organisation.

The NFR function uses a layered functional approach within divisions to support a systematic and consistent implementation of the framework of policies and minimum standards within ING. To avoid potential conflicts of interests, it is imperative that staff in this function are independent and objective when advising business management on non-financial risk matters in their business unit or business line. To facilitate this, a functional reporting line to the next higher level within Operational Risk Management (ORM), Information Risk Management (IRM) and Compliance is in place. The functional reporting line has clear accountabilities with regard to objectives setting, remuneration, performance management and appointment of new staff as well as obligations to veto and escalate.

Framework

Non-financial risk is the risk of financial loss, legal or regulatory sanctions, or reputational damage due to inadequate or failing internal processes, people and systems; a failure to comply with laws, regulations and standards; or external events. ING has a framework for non-financial risks that supports and governs the process of identifying, measuring, mitigating, monitoring and reporting non-financial risks. It reflects the stages described in the Enterprise Risk Management model of COSO (Committee of Sponsoring Organisations of the Treadway Commission).

Processes aims at identifying key threats, vulnerabilities and the associated risks which might cause adverse events. Event identification is performed and precedes a risk assessment. Different techniques for event identification exist within ING, e.g. Risk & Control Self-Assessments, scenario analysis, external events inventories, internal events analyses (e.g. lessons learned based on information from event reporting), business environment assessment and monitoring .

Risk & Control Self-Assessment

Identification and assessment (RCSA) of non-financial risks inherent to ING products, activities, people, processes and systems provide management with an understanding of the operational risk profile. Based on the identification and assessment, internal controls are designed for mitigation of risks to remain within the risk appetite.

Business Environment Assessment

The Business Environment Assessment (BEA) assesses internal control factors and external factors that could influence the internal and external operating environment in the future, and which may lead to unacceptable operational risk exposure and endanger achieving our strategic objectives.

Scenario analysis

Scenario analysis is a process used to consider the impact of rare, significant, yet plausible future events, taking into consideration alternative possible outcomes for those events, their severity and frequency. Input for scenario analysis includes the results of various internal and external assessments such as the BEA. Scenario analysis is an important component in the calculation of operational risk capital.

Internal events analyses

Analysis of internal non-financial loss data assists in identifying, quantifying, mitigating and monitoring operational risk exposure. It provides insight into causes and effectiveness of associated controls. Supporting the creation and sharing of Lessons Learned for significant internal events is one of the means by which NFR enhances the internal control framework of ING.

External events inventories

External non-financial loss data provides valuable information about the losses experienced by other businesses, and assists ING to quantify its exposure to risk events that have not been experienced internally.

Business units and departments perform regular monitoring activities, BEAs and Risk & Control Self-Assessments (RCSAs) to identify and assess risks. These are conducted with involvement of the business and their ORM, IRM, Compliance and/or Legal departments. Based on the results of the risk assessment, response measures must be determined for the identified risks beyond the risk appetite.

Risk response can be achieved through several combinations of mitigation strategies, for example reducing likelihood of occurrence, reducing impact, risk avoidance, risk acceptance or through the transfer of risk. Tracking takes place through ING’s central risk management system.

The risk appetite (defined as the acceptable and authorised maximum level of risk) is set by the Supervisory Board based on a proposal made by the Bank NFRC and approved by the EB and MBB. Adherence to this risk appetite is monitored quarterly through the NFR Dashboard which reports the key non-financial risk exposures. The NFR Dashboard provides management at country, divisional and bank level with an overview of key risks within the non-financial risk areas including compliance risks, information security risks, continuity risks, control & processing risks, fraud, unauthorised activities risks, and personal and physical security risks, enabling management to focus and set priorities.

The yearly objective setting process for both business management and NFR professionals aims to keep improving the management of non-financial risk throughout ING to safeguard that ING stays in control of its current and future non-financial risks.

The Non-Financial Risk (NFR) reporting deliverables consist primarily of the quarterly Non-Financial Risk Dashboard (NFRD) report and a monthly NFRD booklet. The iRisk tool (Governance, Risk & Compliance solution) serves as the single source of truth for NFR information and supports the three lines of Defence in their Risk Management and Reporting activities.

Advanced Measurement Approach (AMA)

ING has an Operational Risk Capital model in place in which the risk profile is closely tailored to its internal risk profile and its divisions, by using scenario data for capturing severe unlikely risks and internal loss and RCSA data for capturing day-to-day risks. The business has a leading role in assessing scenario severities, with the ORM function validating and challenging the results. The internal data are combined with external loss data (ORX) in the AMA capital calculation. Since April 2013, ING is allowed to use its AMA model for regulatory supervision purposes. ING reports the regulatory capital numbers on a quarterly basis. The AMA capital requirement per the end of 2017 amounts to EUR 3,207 million, compared to EUR 3,242 million per 2016 year-end.

Risk mitigations

ING is currently not using any insurance or risk transfer mechanisms for the mitigation of risk in the context of the AMA capital calculation.

Operational risk

Definition

Operational risk is defined as the risk of direct or indirect loss resulting from inadequate or failed internal processes, people and systems or from external events.

Risk categories

ING categorises operational risks in a number of risk areas:

•	Information (Technology) risk is the risk of financial loss, regulatory sanctions or reputational damage due to breaches of confidentiality, integrity or availability within business processes or information or lack of information quality;

•	Continuity risk is the risk of financial loss, regulatory sanctions or reputational damage due to business disruptions (loss of people, processes, systems, data, premises);

•	Control and processing risk are the risks of financial loss, regulatory sanctions or reputational damage due to ineffective organisation structures and governance procedures (including unclear roles and responsibilities and inadequate reporting structure), failed (transaction) processing (input, execution, output) or failing process management; monitoring and enforcement of risk mitigating measures; and risk culture;

•	Internal fraud risk is the risk of financial loss, regulatory sanctions or reputational damage due to deliberate abuse of procedures, systems, assets, products and/or services of ING by employees (incl. temporary workers, third party contractors, internships and consultants) who intend to deceitfully or unlawfully benefit themselves or others;

•	External fraud risk is the risk of financial loss, regulatory sanctions or reputational damage due to deliberate abuse of procedures, systems, assets, products and/or services of ING by external parties (clients, potential clients or other third parties, including vendors and outside agencies) who intend to deceitfully or unlawfully benefit themselves or others;

•	Unauthorised activity risk is the risk of financial loss, regulatory sanctions or reputational damage due to employees performing outside the normal course of their business, intentionally giving unauthorised approvals or overstepping of their authority;

•	Personal and physical security risk is the risk of financial loss, regulatory sanctions or reputational damage due to criminal and environmental threats that might endanger the security or safety of ING personnel at work, people in ING locations, ING assets or assets entrusted to ING, people at ING event locations, or might have an impact on ING organisation’s confidentiality, integrity or availability; and

•	Employment practice risk is the risk of financial loss, regulatory sanctions or reputational damage due to acts inconsistent with employment, health and/or safety laws, regulations or agreements, from payment of personal injury claims, or from diversity /discrimination events.

Operational risk includes the related risk of reputation loss, as well as legal risk; strategic risks are not included. Reputational risk is defined as the possibility that adverse publicity regarding ING’s business practices and associations, whether accurate or not, will cause a loss of confidence in the integrity of ING. Reputational risk is multidimensional and reflects the perception of other market participants, like customers, counterparties, shareholders, investors or regulators that can adversely affect ING’s ability to maintain existing, or establish new, business relationships and continued access to sources of funding (e.g. through the interbank or securitisation markets).

Legal risk is defined as the risk related to (i) a failure (or perceived failure) to adhere to applicable laws, regulations and standards, (ii) contractual liabilities or contractual obligations that are defaulted or cannot be enforced as intended, or are enforced in an unexpected or adverse way, and (iii) liability (tort) towards third parties due to an act or omission contributable to ING (potentially) resulting in impairment of ING’s integrity, leading to damage to ING’s reputation, legal or regulatory sanctions, or financial loss.

Given the heavy reliance on IT systems in financial institutions, controls that monitor the various aspects of IT risk, such as integrity and confidentiality, are embedded in ING’s risk and control framework.

Main developments in 2017

Internal and external fraud

The risk of clients and ING staff being targeted by fraudsters using social engineering techniques to execute payments is still increasing and CxO impersonation fraud (criminals investigate the senior management structure of an organisation and target key positions) and invoice fraud remain significant threats. Efforts are undertaken to mitigate the risk such as creating awareness for customers and staff, and sharing of lessons learned across ING. ING stringently monitors both this type of fraud and new emerging fraud methodologies. In addition, ING is increasingly using innovative methods such as big data analytics to further strengthen its fraud resilience.

ING continues working on strengthening its global fraud resilience and to strengthen its control environment as fraudsters turn their interest to the end-user. Combining automated fraud detection tools that can be used for monitoring or early detection of fraudulent incoming and outgoing payments remains important in fraud prevention. These are used to further enhance an effective set of organisational controls.

Cybercrime

Cybercrime remains a continuous threat to companies in general and to financial institutions specifically. Both the frequency and the intensity of attacks increase on a global scale.

Particularly threats from Distributed Denial of Service (DDoS), targeted attacks (also called Advanced Persistent Threats) and

Ransomware intensify worldwide. ING builds on its cybercrime resilience, further enhancing the control environment to protect, detect and respond to e-banking fraud, DDoS and targeted attacks. Additional controls continue to be embedded in the organisation as part of the overall internal control framework and are regularly re-assessed against existing and new threats.

ING also works on strengthening its global cybercrime resilience including strong collaboration against cybercrime with the financial industry, law enforcement authorities, government (e.g. National Cyber Security Center) and Internet Service Providers (ISPs).

User Access Management (UAM)

User Access Management (UAM) is an important element of our control framework to mitigate unauthorized and / or inappropriate access to our data and information. The standards of controls on UAM are high and best practices illustrate that the trends are towards further increasing requirements, resulting in a updated set of UAM requirements in 2017. We have started compliance testing and identified control deficiencies related to UAM at an early stage in 2017. A dedicated central UAM team coordinated, assessed, monitored and tracked remediation efforts that resulted in early response and early mitigation of deficiencies due to increased focus by the MBB, senior management and ING staff. These ongoing global initiatives resulted in a significant improvement in 2017. In 2018, management continue to enhance the internal controls, mitigation and monitoring the progress of mitigation and remediation.

Compliance risk

Definition

Compliance risk is defined as the risk of impairment of ING’s integrity, leading to damage to ING’s reputation, legal or regulatory sanctions, or financial loss, due to a failure (or perceived failure) to comply with applicable laws, regulations and standards and the ING Values as part of the Orange Code. We aim to effectively manage compliance risks that could expose ING to reputational damage, fines, civil and criminal penalties, payment of damages, court orders and suspension or revocation of licenses that would adversely impact our customers, staff, shareholders and other stakeholders.

The Compliance Risk Management function established a compliance control framework in which controls are defined based on laws, regulations and standards that are part of the internal control framework of ING applicable to non-financial risks. To support management in mitigating compliance risks, the Bank Compliance Risk Management function trains and advices the business in managing compliance risks related to e.g. money laundering, terrorist financing, sanction and export control compliance, conflicts of interests, misselling, corruption and protection of customers’ interests, Financial Account Tax Compliance Act (FATCA), Common Reporting Standard (CRS), and US withholding tax and information reporting regulations.

Risk categories

ING categorises compliance risk into four conduct-related integrity risk areas:

•	Client conduct refers to the compliance risks arising from the relationship with or generated by the conduct of our clients and/or business partners, like money laundering or terrorist financing. Those risks are generally defined within ING as Financial Economic Crimes (“FEC”). Furthermore, Client conduct refers to the compliance risks relating to FATCA, CRS, and US withholding tax and information reporting regulations;

•	Personal conduct refers to the compliance risks arising from the conduct of ING employees;

•	Financial Services conduct refers to the compliance risks arising from or generated by the conduct of ING when developing, marketing and/or selling products and services to its clients; and

•	Organisational conduct refers to the compliance risks arising from the way the Bank is organising itself to develop its activities. This category covers for instance the licences required to perform its regulated banking activities or the operating effectiveness of its information barriers.

Controls aiming to mitigate the compliance risks associated with the above mentioned risk areas are designed and applied to the day-to-day processes in the bank. The effectiveness of the controls is tested periodically, and senior management has responsibility that their processes are compliant with applicable laws and regulations, ING’s internal policies and the Orange Code.

In cases where an employee of ING suspects an actual or suspected irregularity or misconduct within ING that leads or could lead to a violation of ING Orange Code, any ING policy and/or any law, regulation or code, this can be reported anonymously in     line with the Whistle-blower Policy, via internal or external channels next to normal reporting channels.

Financial Economic Crime (FEC) Policy and Minimum Standards

The FEC Policy and Minimum Standards reflect relevant national and international laws, regulations and industry standards. The FEC Policy is mandatory and applies to all ING entities, majority owned ING business, businesses under management control, staff departments, product lines and to all client engagements and transactions.

Management of ING entities maintain local procedures aiming at enabling them to comply with local laws, regulations and the FEC Policy and Minimum Standards. Where local laws and regulations are more stringent, the local laws and regulations are applied. Likewise the FEC Policy and Minimum Standards prevail when the standards therein are stricter than stipulated in local laws and regulations and if not specifically forbidden.

The FEC Policy and Minimum Standards set the requirements for all ING entities to guard against any involvement in criminal activity. The requirements in the FEC Policy cover minimum standards and controls related to: money laundering, terrorist financing, export trade controls, proliferation financing, sanctions (economic, financial and trade) and countries designated by ING as Ultra High Risk Countries (UHRC).

As a result of frequent evaluation of the businesses from economic, strategic and risk perspective ING continues to believe that for business reasons doing business involving certain specified countries should be discontinued. In that respect, ING has a policy not to enter into new relationships with clients from these countries and processes remain in place to discontinue existing relationships involving these countries. At present these countries are Cuba, Iran, North Korea, Sudan and Syria. Each of these countries is subject to EU and/or US sanctions regimes. Iran, Sudan, and Syria are identified by the US as state sponsors of terrorism and are subject to US economic sanctions and export controls.

Also in 2017, the Ukraine-related sanctions as imposed earlier by both the US (including further extensions of the scope have been imposed by the US) and the EU remained in force. Those sanctions restrict amongst others the dealing in specific (financial) products with certain named parties. Management of ING entities use their existing control framework to remain compliant. Newly imposed sanctions on Venezuela also include restrictions on financing Venezuelan government owned entities.

Main developments in 2017

Regulatory developments

Compliance with applicable laws and regulations is resource-intensive. Banks continue to be faced with new and increasingly onerous regulatory requirements, and we expect the scope and extent of regulations in the jurisdictions in which we operate to generally increase further.

Regulation is becoming increasingly more extensive and complex. A recent example is the implementation of the Common Reporting Standard (CRS), which like FATCA requires financial institutions to report detailed client-related information to the competent authorities. Customer due diligence (CDD) and transaction monitoring impose obligations on financial institutions to maintain appropriate policies, procedures and controls to detect, prevent and report money laundering , terrorist financing, and fraud.

Despite our efforts to comply with applicable laws and regulations, there are a number of risks in areas where applicable regulations are unclear, subject to multiple interpretations or under development, are in conflict with each other, or where regulators revise their guidance or courts set new legal standards. Meeting all these requirements within the strict timelines that are set poses a significant operational challenge for banks. Implementing the necessary processes and procedures to effectively comply has significant implications for IT systems and data, while people who have the necessary knowledge and skills are scarce.

4th AML Directive

The 4th AML Directive, as issued by the European Union, has been incorporated into the update of the ING Financial Economic Crime Policy and Minimum Standards. The main changes in this Directive (compared to the 3rd AML Directive) are related to: the establishment of an Ultimate Beneficial Owner (UBO) register (at national level with the potential to share the information within the European Economic Area (EEA)) and a stronger approach towards the application of due diligence on ING’s customers. The implementation date of the Directive was 26 June 2017. The implementation of the directive into Dutch law was expected in July 2017, but has been delayed, probably until early 2018. ING started to implement several KYC enhancements in 2017.

On 5 July 2016 the European Commission presented a new proposal for a Directive amending the 4th AML Directive (so called 5th AML Directive). The aim of the proposal is to tackle new means of terrorist financing, increase transparency to combat money laundering and help strengthen the fight against tax avoidance. On 8 June 2017, the EU Council adopted its position on the proposed Directive. The Council and the Parliament will enter into negotiations on the final text as soon as the latter has decided on its position.

In addition, the European Supervisory Authorities (ESAs) issued their final Guidelines on risk factors on 26 June 2017, which will become applicable by 26 June 2018. These Guidelines promote a common understanding of the risk-based approach to AML/CFT and set out how it should be applied in the context of the 4th EU AML Directive. Furthermore, on 22 September 2017 the ESAs also issued their final Guidelines to prevent the abuse of funds transfers for terrorist financing and money laundering purposes. These guidelines will apply from six months after the date on which they are issued.

A bank-wide programme has been launched in the area of Know Your Customer (KYC). Its objective is twofold : (i) to enhance the information the bank is required to maintain about its clients, in line with the additional requirements stemming from the 4th Anti-Money Laundering directive, and (ii) to address the areas for improvement that have been identified about the effectiveness of the control framework applicable to the Financial Economic Crime domain, especially with respect to its Client Activity Monitoring capabilities and the integrated risk profiles of the clients. The programme aims to develop solutions of a structural nature to support a compliant-by-design approach. Other client-related policies are in scope of the KYC programme (e.g. FATCA, CRS). The programme is expected to run till end of 2020. With respect to specific proceedings, see Note 45 ‘Legal proceedings’ to the consolidated annual accounts.

Financial Account Tax Compliance Act (FATCA)

Under provisions of US tax law commonly referred to as FATCA, non-US financial institutions are required to provide certain information on their US account holders and/or certain U.S. investors to the US Internal Revenue Service (“IRS”). A 30% withholding tax will be imposed on ‘withholdable payments’ made to non-compliant non-US financial institutions. The Group intends to take all necessary steps to comply with FATCA and other US withholding tax regulations. ING is for example updating and strengthening its withholding compliance programme and reviewing, amending and filing the necessary tax returns and information reports.

Many countries, including the Netherlands, have entered into agreements (‘intergovernmental agreements’ or ‘IGAs’) with the US to facilitate the type of information reporting required under FATCA. While the existence of IGAs will not eliminate the risk of the withholding described above, these agreements are expected to reduce that risk for financial institutions and investors in countries that have entered into IGAs. IGAs often require financial institutions in those countries to report information on their US account holders to the taxing authorities of those countries, who then passes the information to the IRS.

If the Group cannot rely on IGA or satisfy the requirements, certain payments to the Group may be subject to withholding under FATCA. Certain payments may also be subject to other US withholding tax regulations. The possibility of such withholding and the need for account holders and investors to provide certain information may adversely affect the sales of certain of the Group’s products. In addition, compliance with the terms of such IGAs and with FATCA, any regulations or other guidance promulgated thereunder, or any legislation promulgated under an IGA, and offering products that generate ‘withholdable payments’, may substantially increase the Group’s compliance costs. Failure to comply with FATCA and other US withholding tax regulations could harm our reputation and could subject the Group to enforcement actions, fines and penalties, which could have a material adverse effect on our business, reputation, revenues, results of operations, financial condition and prospects.

In 2017, FATCA Policy ownership (including advisory and monitoring) transferred from Corporate Tax to Corporate Compliance. Also in 2017, ING issued a new, comprehensive policy which addresses the compliance requirements for withholding US taxes from our customers, remitting the tax to the US Internal Revenue Service (‘IRS’), and annually providing our customers and the IRS with summary reports of payments made and taxes withheld.

Common Reporting Standard (CRS)

Similarly, the Organisation for Economic Cooperation and Development (‘OECD’) has developed a Common Reporting Standard (‘CRS’) and model competent authority agreement to enable the multilateral and automatic exchange of financial account information. CRS requires financial institutions to identify and report the tax residency and account details of non-resident customers to the relevant authorities in jurisdictions adhering to CRS. As 10 November 2017, 96 jurisdictions (‘signatory countries’), including the Netherlands, have signed a multilateral competent authority agreement to automatically exchange information pursuant to CRS. The majority of countries where ING has a presence have committed to CRS. The EU has made CRS mandatory for all its member states. The first information exchange by the Netherlands (as for approximately half of the signatory countries) was executed in 2017. Other signatory countries commence their information exchange in 2018.

Non-Financial Risk Awareness & Learning

Promoting Integrity Programme

The Promoting Integrity Programme was started in 2010 and is a programme consisting of e-learning modules on key bank-wide topics that can be followed-up with dialogue sessions in which managers discuss the issues raised with their teams. The programme is sponsored by board members and senior managers and is created for the benefit of every employee in every part of ING to enhance the understanding of how their actions and behaviour can help earn and retain customer and stakeholder trust. In 2017, Integrity led behaviour was addressed by means of the mandatory PIP e-learning ‘ING Values: Integrity in practice’ which was rolled out globally.

Compliance Forum ING

In 2017, Compliance Risk Management developed a Compliance Forum for Compliance Officers within ING worldwide. This forum is about building expertise and sharing experience. The focus is on regulatory developments, innovation and the future of compliance – what compliance officers can do to Think Forward. Participants are engaged in lively discussions on current topics, take part in workshops and plenary sessions to experience and develop the new ways of working within ING. Participants can connect with colleagues from across the globe and share knowledge and views on the compliance function of the future. Part of the Compliance community was trained in 2017 and in 2018 the remainder will be trained.

Compliance Risk Culture Monitoring

The Compliance Risk Management function enhanced its control framework by assessing the operation of soft controls in relation to compliance risks in addition to hard controls. The aim of Compliance Risk Culture Monitoring is to assess the risks that might influence the conduct and risk culture, promoting the individual integrity of the employees and enhancing the overall culture that is led by integrity.

Business Risk

Introduction

Business Risk for ING has been defined as the exposure to value loss due to fluctuations in volumes/margins as well as expenses. It is the risk inherent to strategy decisions and internal efficiency. Business risk capital is calculated via the variance-covariance methodology for expense risk, covering the risk that expenses will deviate from the expected expenses over the horizon of the relevant activities. This risk primarily relates to the (in)flexibility to adjust expenses, when that is needed. Expense risk only concerns non-financial expenses (e.g. staff and IT expenses); financial expenses are not in scope.

Governance and risk management

The governance and management of Business Risk differs from the risk types that have been described in the sections before. In the course of 2017 ING has developed explicit risk appetite statements regarding business risk, focusing on earnings stability and diversification of the business mix, as avoiding to put all eggs in one basket reduces the risk that volumes and/or margins will suddenly drop due to unexpected changes in the business environment for certain markets and products. Furthermore, the underlying risk types (expense risk and volume-margin risk) are also mitigated and managed in a different way. Expense risk is monitored and managed via the financial performance of the bank and the local units, whereby the reported expense numbers are compared on a quarterly basis with the 2020 Ambition of having a cost/income ratio between 50% and 52%. Deviations from this ambition are monitored as part of the financial projections that are discussed continuously within different parts of the organisation.